     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 2003
                                                         REGISTRATION NO.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        [X]

                            ---------------------

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]

                              ---------------------

                                 MORGAN STANLEY
                                INFORMATION FUND
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (Address of Principal Executive Offices)

                                 (800) 869-6397
                         (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS,
                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            Mayer, Brown, Rowe & Maw
                                  1675 Broadway
                            New York, New York 10019

                              ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                    The Exhibit Index is located on page [ ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 333-39494; 811-09983).

================================================================================

                         MORGAN STANLEY TECHNOLOGY FUND

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003

TO THE SHAREHOLDERS OF MORGAN STANLEY TECHNOLOGY FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Technology Fund ("Technology") to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:00 a.m., New York time, on September 17, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between Technology and Morgan Stanley Information Fund ("Information"), pursuant to which substantially all of the assets of Technology would be combined with those of Information and shareholders of Technology would become shareholders of Information receiving shares of Information with a value equal to the value of their holdings in Technology (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF TECHNOLOGY RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

July  , 2003

--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                         MORGAN STANLEY INFORMATION FUND

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
                         MORGAN STANLEY TECHNOLOGY FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                         MORGAN STANLEY INFORMATION FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Technology Fund ("Technology") in connection with an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Technology will be combined with those of Morgan Stanley Information Fund ("Information") in exchange for shares of Information (the "Reorganization"). As a result of this transaction, shareholders of Technology will become shareholders of Information and will receive shares of Information with a value equal to the value of their holdings in Technology. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Technology and Information, attached hereto as Exhibit A. The address of Technology is that of Information set forth above. This Proxy Statement also constitutes a Prospectus of Information, which is
dated July   , 2003, filed by Information with the Securities and Exchange
Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Information is an open-end diversified management investment company whose investment objective is to seek long-term capital appreciation. The fund invests primarily in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry.

     This Proxy Statement and Prospectus sets forth concisely information about Information that shareholders of Technology should know before voting on the Reorganization Agreement. A copy of the Prospectus for Information dated May 30, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Information's Annual Report for the fiscal year ended March 31, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and
Prospectus, dated July   , 2003, has been filed with the Commission and is also
incorporated herein by reference. Also incorporated herein by reference are Technology's Prospectus, dated October 30, 2002, Annual Report for its fiscal year ended August 31, 2002 and succeeding Semi-Annual Report for the six months ended February 28, 2003. Such documents are available without charge by calling
(800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JULY   , 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                            PAGE
                                                                            ----
INTRODUCTION ..............................................................   1
  General .................................................................   1
  Record Date; Share Information ..........................................   1
  Proxies .................................................................   2
  Expenses of Solicitation ................................................   3
  Vote Required ...........................................................   4
SYNOPSIS ..................................................................   4
  The Reorganization ......................................................   4
  Fee Table ...............................................................   5
  Tax Consequences of the Reorganization ..................................   8
  Comparison of Technology and Information ................................   8
PRINCIPAL RISK FACTORS ....................................................  10
THE REORGANIZATION ........................................................  12
  The Proposal ............................................................  12
  The Board's Consideration ...............................................  12
  The Reorganization Agreement ............................................  13
  Tax Aspects of the Reorganization .......................................  15
  Description of Shares ...................................................  16
  Capitalization Table (unaudited) ........................................  17
  Appraisal Rights ........................................................  17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ............  17
  Investment Objectives and Policies ......................................  17
  Investment Restrictions .................................................  19
ADDITIONAL INFORMATION ABOUT TECHNOLOGY AND INFORMATION ...................  19
  General .................................................................  19
  Financial Information ...................................................  19
  Management ..............................................................  19
  Description of Securities and Shareholder Inquiries .....................  19
  Dividends, Distributions and Taxes ......................................  19
  Purchases, Repurchases and Redemptions ..................................  20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ...............................  20
FINANCIAL STATEMENTS AND EXPERTS ..........................................  20
LEGAL MATTERS .............................................................  20
AVAILABLE INFORMATION .....................................................  20
OTHER BUSINESS ............................................................  21
Exhibit A - Agreement and Plan of Reorganization, dated April 24, 2003, by and between Technology and Information ................................ A-1
Exhibit B - Prospectus of Information dated May 30, 2003 .................. B-1

                         MORGAN STANLEY TECHNOLOGY FUND
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                              --------------------
                         PROXY STATEMENT AND PROSPECTUS
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003

                                  INTRODUCTION

GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Technology Fund ("Technology"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Technology (the "Board") of proxies to be used at the Special Meeting of Shareholders of Technology to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:00 A.M., New York time, on September 17, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about July 14, 2003.

     At the Meeting, Technology shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between Technology and Morgan Stanley Information Fund ("Information"), pursuant to which substantially all of the assets of Technology will be combined with those of Information in exchange for shares of Information. As a result of this transaction, Shareholders will become shareholders of Information and will receive shares of Information equal to the value of their holdings in Technology on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Technology will receive Class A, Class B, Class C or Class D shares of Information, respectively. The shares to be issued by Information pursuant to the Reorganization (the "Information Shares") will be issued at net asset value without an initial sales charge. Further information relating to Information is set forth herein and in Information's current Prospectus, dated May 30, 2003 ("Information's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Technology contained herein has been supplied by Technology and the information concerning Information contained herein has been supplied by Information.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on June 2, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were shares of Technology issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Technology as of the Record Date:

                     NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ----------------     --------------     -------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of Technology, as a group, owned less than 1% of the outstanding shares of Technology.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Information as of the Record Date:

                     NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ----------------     --------------     -------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of Information, as a group, owned less than 1% of the outstanding shares of Information.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Technology, 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Technology present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Technology, which expenses are expected to approximate $388,820. Technology and Information will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Technology or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Technology will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Technology may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, Technology would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Technology has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Technology.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Technology represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Technology will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Information's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Technology, subject to stated liabilities, to Information in exchange for the Information Shares. The aggregate net asset value of the Information Shares issued in the exchange will equal the aggregate value of the net assets of Technology received by Information. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Technology will distribute the Information Shares received by Technology to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Technology and Technology will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Information Shares equal in value to such Shareholder's pro rata interest in the net assets of Technology transferred to Information. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Technology will become a holder of Class A, Class B, Class C or Class D shares of Information, respectively. Shareholders holding their shares of Technology in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Information; however, such Shareholders will not be able to redeem, transfer or exchange the Information Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Technology will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Technology's investment company taxable income for all periods since the inception of Technology through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Technology's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF TECHNOLOGY ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF TECHNOLOGY AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Technology and Information may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Technology for its fiscal year ended August 31, 2002, and by Information for its fiscal year ended March 31, 2003. Technology and Information each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Information) reflecting what the fee schedule would have been on March 31, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees

                                                                                              PRO FORMA
                                                                                              COMBINED
                                                          TECHNOLOGY       INFORMATION      (INFORMATION)
                                                          ----------       -----------      -------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................     5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none             none
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none(2)           none(2)          none(2)
Class B ...............................................     5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................     1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none             none
REDEMPTION FEES
Class A ...............................................       none              none             none
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none
EXCHANGE FEE
Class A ...............................................       none              none             none
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                          PRO FORMA
                                                                          COMBINED
                                         TECHNOLOGY     INFORMATION     (INFORMATION)
                                         ----------     -----------     -------------
MANAGEMENT FEES
Class A .............................        1.00%          0.75%            0.74%
Class B .............................        1.00%          0.75%            0.74%
Class C .............................        1.00%          0.75%            0.74%
Class D .............................        1.00%          0.75%            0.74%
DISTRIBUTION AND SERVICE (12b-1) FEES
Class A .............................        0.25%          0.15%            0.20%
Class B .............................        1.00%          1.00%            1.00%
Class C .............................        1.00%          1.00%            0.99%
Class D .............................         none           none             none
OTHER EXPENSES
Class A .............................        0.51%          0.65%            0.65%
Class B .............................        0.51%          0.65%            0.65%
Class C .............................        0.51%          0.65%            0.65%
Class D .............................        0.51%          0.65%            0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................        1.76%          1.55%            1.59%
Class B .............................        2.51%          2.40%            2.39%
Class C .............................        2.51%          2.40%            2.38%
Class D .............................        1.51%          1.40%            1.39%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" in each fund's Prospectus for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Technology, Information or the new combined fund (Information), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      ------     -------     -------     --------
Technology
 Class A .........     $694      $1,050      $1,429      $2,489
 Class B .........      754       1,082       1,535       2,846
 Class C .........      354         782       1,335       2,846
 Class D .........      154         477         824       1,802
Information
 Class A .........     $674      $  989      $1,325      $2,274
 Class B .........      743       1,048       1,480       2,736
 Class C .........      343         748       1,280       2,736
 Class D .........      143         443         766       1,680
Pro Forma Combined
 Class A .........     $678      $1,001      $1,345      $2,315
 Class B .........      742       1,045       1,475       2,726
 Class C .........      341         742       1,270       2,716
 Class D .........      142         440         761       1,669

     If a Shareholder HELD His Shares:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      ------     -------     -------     --------
Technology
 Class A .........     $694      $1,050      $1,429      $2,489
 Class B .........      254         782       1,335       2,846
 Class C .........      254         782       1,335       2,846
 Class D .........      154         477         824       1,802
Information
 Class A .........     $674      $  989      $1,325      $2,274
 Class B .........      243         748       1,280       2,736
 Class C .........      243         748       1,280       2,736
 Class D .........      143         443         766       1,680
Pro Forma Combined
 Class A .........     $678      $1,001      $1,345      $2,315
 Class B .........      242         745       1,275       2,726
 Class C .........      241         742       1,270       2,716
 Class D .........      142         440         761       1,669

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12b-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.

     The purpose of the foregoing fee tables is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Technology and Information -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Technology will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Technology or the Shareholders of Technology for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF TECHNOLOGY AND INFORMATION

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of both Technology and Information is to seek long-term capital appreciation.

     Technology seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies of any asset size engaged in technology and technology-related industries. Information seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. Information normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. Information may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, Information will not invest more than 10% of its net assets in convertible securities.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Technology and Information are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Technology and Information obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended August 31, 2002, Technology paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 1.00% of the fund's average daily net assets. With respect to Information, for the fiscal year ended March 31, 2003, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Technology and Information have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Technology's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0%. Information's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Information's shares, see the section entitled "Share Class Arrangements" in Information's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Technology and Information are set forth below under "Purchase, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Technology and Information pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but generally are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

                                         CLASS B SHARES OF TECHNOLOGY AND
   YEAR SINCE PURCHASE PAYMENT MADE                INFORMATION
   --------------------------------                -----------
     First ..........................                  5.0%
     Second .........................                  4.0%
     Third ..........................                  3.0%
     Fourth .........................                  2.0%
     Fifth ..........................                  2.0%
     Sixth ..........................                  1.0%
     Seventh and thereafter .........                  none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Information and Technology are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Technology and Information, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Technology and Information may be exchanged for the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Information Prospectus for each

Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Information).

     Information Shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Technology) will be counted. During the period of time an Information or Technology shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Technology and Information provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Information, see the section entitled "How to Exchange Shares" in Information's Prospectus.

     Shareholders of Technology and Information may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Technology and Information offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Technology and Information may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Technology pays dividends from net investment income annually. Information pays dividends semi-annually. Technology usually distributes net capital gains, if any, in December. Information usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

     LEGAL PROCEEDINGS. Beginning July 31, 2002, several purported class action complaints were filed against Morgan Stanley, Technology, Information, Morgan Stanley Investment Management Inc. and certain subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of Technology and Information and seeking unspecified damages for losses on investments in these funds. Plaintiffs allege that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business and that the desire to obtain investment banking business influenced investment decisions by the Investment Manager.

     Technology, Information and Morgan Stanley believe these lawsuits have no merit.

                            PRINCIPAL RISK FACTORS

     The share price and return of Information and Technology will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Each fund's emphasis on particular industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies. Because of the concentration of Technology's investments in companies that are involved in technology and technology-related industries, the value of Technology's shares may be substantially more volatile than the share value of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

     Information concentrates its investments in the communications and information industry. Because of this concentration, the value of Information's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

     Technology's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of Technology's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on Technology's ability to sell certain securities at favorable prices and may also make it difficult for Technology to obtain market quotations based on actual trades for purposes of valuing Technology's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of Technology's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

     Both funds may invest in foreign securities. With respect to Technology, the fund may invest up to 35% of its net assets in foreign securities, including emerging market securities, not traded in the United States. on a national securities exchange. Information may invest up to 50% of its assets in foreign securities, but will not invest more than 25% of its net assets in any one foreign country. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Each fund may invest in convertible securities. A fund's investments in convertible securities subject the fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of each fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

     Technology is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, Technology may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, Technology's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause Technology's overall value to decline to a greater degree.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Technology and in Information's Prospectus, both of which are incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Technology, including the Independent Trustees, having reviewed the financial position of Technology and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Technology and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Technology.

THE BOARD'S CONSIDERATION

     At a meeting held on April 24, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Technology and Information. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Technology and Information; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Technology and Information in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Technology considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Information) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of Technology. This is primarily attributable to the fact that the investment management fee rate paid by Information for its last fiscal year (0.75%) is substantially lower than the investment management fee rate paid by Technology for its last fiscal year (1.00%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Technology was significantly higher (for its fiscal year ended August 31, 2002) than the expense ratio for each corresponding class of Information (for its fiscal year ended March 31, 2003).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Technology or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Information, including a majority of the Independent Trustees of Information, also have determined that the Reorganization is in the best interests of Information and its shareholders and that the interests of existing shareholders of Information will not be diluted as a result thereof. The transaction will enable Information to acquire investment securities which are consistent with Information's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. The Board also considered any potential liabilities associated with the pending litigation against Technology and Information. See "Comparison of Technology and Information -- Legal Proceedings." The Board noted in this regard that in connection with the Reorganization, the Investment Manager has agreed to (i) indemnify Information against any losses and claims associated with the Technology litigation and (ii) indemnify Technology against any losses and claims associated with the Information litigation. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Technology will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Technology as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Information on the Closing Date in exchange for the assumption by Information of stated liabilities of Technology, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Technology prepared by the Treasurer of Technology as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Information Shares; (ii) such Information Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Technology would be dissolved; and (iv) the outstanding shares of Technology would be canceled.

     The number of Information Shares to be delivered to Technology will be determined by dividing the aggregate net asset value of each class of shares of Technology acquired by Information by the net asset value per share of the corresponding class of shares of Information; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Technology and Information may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Technology had an aggregate net asset value (not including any Cash Reserve of Technology) of $100,000. If the net asset value per Class B share of Information were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Information to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Information would be distributed to the former Class B shareholders of Technology. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Technology will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Information Shares it receives. Each Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Shareholder. Accordingly, the Information Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Information will be distributed to holders of Class A, Class B, Class C and Class D shares of Technology, respectively. Information will cause its transfer agent to credit and confirm an appropriate number of Information Shares to each Shareholder. Certificates for Information Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Information. Shareholders who wish to receive certificates representing their Information Shares must, after receipt of their confirmations, make a written request to Information's transfer agent, Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Technology holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Information; however, such Shareholders will not be able to redeem, transfer or exchange the Information Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Technology or Information. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Technology and Information. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Technology shall either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Technology that received Information Shares. Technology shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Information to Shareholders of record of Technology.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Technology (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Information Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Technology recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Technology at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Technology thereafter will be treated as requests for redemption of shares of Information.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Technology and Information will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Technology and Information (including a representation to the effect that Information has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Technology acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Technology's assets in exchange for the Information Shares and the assumption by Information of certain stated liabilities of Technology followed by the distribution by Technology of the Information Shares to Shareholders in exchange for their Technology shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Technology and Information will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Information upon the receipt of the assets of Technology solely in exchange for the Information Shares and the assumption by Information of the stated liabilities of Technology;

     3. No gain or loss will be recognized by Technology upon the transfer of the assets of Technology to Information in exchange for the Information Shares and the assumption by Information of the stated liabilities or upon the distribution of Information Shares to Shareholders in exchange for their Technology shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Technology for the Information Shares;

     5. The aggregate tax basis for the Information Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Technology held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Information Shares to be received by each Shareholder will include the period during which the shares in Technology surrendered in exchange therefor were held (provided such shares in Technology were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Technology acquired by Information will be the same as the tax basis of such assets of Technology immediately prior to the Reorganization; and

     8. The holding period of the assets of Technology in the hands of Information will include the period during which those assets were held by Technology.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Technology nor Information has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO TECHNOLOGY AND
INFORMATION. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Technology. The effect of any such limitations will depend on the existence and amount of Technology and Information capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of August 31, 2002, Technology had capital loss carryovers of approximately $562.4 million and net unrealized built-in capital losses of approximately $51 million. As of March 31, 2003, Information had capital loss carryovers of approximately $2.1 billion and net unrealized built-in capital losses of approximately $21.8 million. Under the Code, there will not be a limitation on the utilization of Information's capital loss carryovers and recognized built-in capital losses to offset capital gains of the combined fund.

     However, there will be a limitation on the ability of the combined fund to offset future capital gains with Technology's capital loss carryovers and, if the built-in losses are recognized within five years of the Reorganization, such recognized built-in capital losses. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on April 4, 2003, each year approximately $11 million of Technology's capital loss carryovers and recognized built-in capital losses would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of Technology will not be able to be utilized. However, the overall effect of this limitation is minimized by the fact that there is no limitation on the ability of the combined fund to utilize Information's $2.1 billion capital loss carryfoward.

DESCRIPTION OF SHARES

     Information Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Information and transferable without restrictions and will have no preemptive rights. Class B shares of Information, like Class B shares of Technology, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of the Information and Technology as of March 31, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                       NET ASSET
                                                          SHARES         VALUE
                                       NET ASSETS      OUTSTANDING     PER SHARE
                                       ----------      -----------     ---------
              CLASS A
-----------------------------------
Technology ........................   $ 17,411,039       9,075,343       $ 1.92
Information .......................   $ 20,433,705       3,060,381       $ 6.68
Combined Fund (pro forma) .........   $ 37,844,744       5,666,824       $ 6.68
              CLASS B
-----------------------------------
Technology ........................   $177,842,106      94,441,882       $ 1.88
Information .......................   $373,470,284      58,747,978       $ 6.36
Combined Fund (pro forma) .........   $551,312,390      86,710,573       $ 6.36
              CLASS C
-----------------------------------
Technology ........................   $ 27,765,479      14,819,751       $ 1.87
Information .......................   $ 23,150,012       3,642,467       $ 6.36
Combined Fund (pro forma) .........   $ 50,915,491       8,008,108       $ 6.36
              CLASS D
-----------------------------------
Technology ........................   $  9,326,184       4,837,070       $ 1.93
Information .......................   $  5,337,385         787,530       $ 6.78
Combined Fund (pro forma) .........   $ 14,663,569       2,163,073       $ 6.78
       TOTAL CLASS A, B, C, D
-----------------------------------
Technology ........................   $232,344,808              --           --
Information .......................   $422,391,386              --           --
Combined Fund (pro forma) .........   $654,736,194              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Each fund's investment objective is to seek long-term capital appreciation.

     Technology seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies of any asset size engaged in technology and technology-related industries. These include a wide range of industries such as computers; software and peripheral products; electronics; communications equipment and services; internet; telecommunications; entertainment; multimedia; and information services. A company will be considered engaged in technology or technology-related industries if it derives at least 50% of its revenues or earnings from those industries or it devotes at least 50% of its assets to those industries. Technology may invest up to 35% of its net assets in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depositary receipts, that are listed in the United States on a national securities exchange.

     When selecting investments for Technology's portfolio, the fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., extensively researches technology trends in order to identify particular sectors and issuers it views to have strong growth prospects. The Sub-Advisor first seeks to identify sectors that are expected to benefit from anticipated shifts in fundamental patterns in the technology and technology-related industries. The Sub-Advisor then looks to invest in issuers that are believed to be leaders in their respective industries, with strong management teams, reasonable valuations relative to growth prospects and whose competitors face barriers to market entry. In deciding whether to sell a particular security, the Sub-Advisor considers a number of factors, including changing technology trends, unfavorable earnings revisions or estimates, negative fundamental information, excessive market valuations in relation to growth prospects, changes in the issuer's financial condition or industry position, and general economic and market conditions.

     The remaining 20% of Technology's assets may be invested in fixed-income, convertible and preferred securities. Technology may also utilize forward foreign currency exchange contracts.

     Information seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. Information normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. Information may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, Information will not invest more than 10% of its net assets in convertible securities.

     A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to: (1) designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or (2) the creation, packaging, distribution, and ownership of entertainment and information programming.

     The remaining 20% of Information's assets may be invested in investment grade fixed-income securities. Information may also utilize forward foreign currency exchange contracts.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Technology and Information are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Technology and Information as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: Information may not:
(1) as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);
(2) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities; (3) as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer; (4) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs;
(5) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the 1940 Act and any rules promulgated thereunder; (6) pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; (7) make short sales of securities; (8) purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; and (9) invest for the purpose of exercising control or management of any other issuer.

                    ADDITIONAL INFORMATION ABOUT TECHNOLOGY
                                AND INFORMATION

GENERAL

     For a discussion of the organization and operation of Information and Technology, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about Information and Technology, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of Information and Technology, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Technology and Information, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Information's and Technology's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Information's and Technology's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Information's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Technology, see its Annual Report for its fiscal year ended August 31, 2002 and its succeeding Semi-Annual Report for the six months ended February 28, 2003.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Information, for the fiscal year ended March 31, 2003, and Technology, for the fiscal year ended August 31, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Information will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Technology and Information is available, as applicable, in the following documents which are incorporated herein by reference: (i) Information's Prospectus dated May 30, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 9 to Information's Registration Statement on Form N-1A (File Nos. 33-87472; 811-8916); (ii) Information's Annual Report for its fiscal year ended March 31, 2003, accompanying this Proxy Statement and Prospectus; (iii) Technology's Prospectus dated October 31, 2002 which Prospectus forms a part of Post-Effective Amendment No. 2 to Technology's Registration Statement on Form N-1A (File Nos. 333-39494; 811-09983); (iv) Technology's Annual Report for its fiscal year ended August 31, 2002; and (v) Technology's succeeding Semi-Annual Report for the six months ended February 28, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Technology and Information are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Technology and Information which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Technology knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                      By Order of the Board of Trustees


                                      Barry Fink,
                                      Secretary

July   , 2003

                                                                       EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of April, 2003, by and between MORGAN STANLEY INFORMATION FUND, a Massachusetts business trust ("Information") and MORGAN STANLEY TECHNOLOGY FUND, a Massachusetts business trust ("Technology").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Information of substantially all of the assets of Technology in exchange for the assumption by Information of all stated liabilities of Technology and the issuance by Information of shares of beneficial interest, par value $0.01 per share (the "Information Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Technology in liquidation of Technology as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   THE REORGANIZATION AND LIQUIDATION OF TECHNOLOGY

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Technology agrees to assign, deliver and otherwise transfer the Technology Assets (as defined in paragraph 1.2) to Information and Information agrees in exchange therefor to assume all of Technology's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Technology the number of Information Shares, including fractional Information Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Technology Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Technology, and any deferred or prepaid expenses shown as an asset on Technology's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Technology will provide Information with a list of all of Technology's assets to be assigned, delivered and otherwise transferred to Information and a list of the stated liabilities to be assumed by Information pursuant to this Agreement. Technology reserves the right to sell any of the securities on such list but will not, without the prior approval of Information, acquire any additional securities other than securities of the type in which Information is permitted to invest and in amounts agreed to in writing by Information. Information will, within a reasonable time prior to the Valuation Date, furnish Technology with a statement of Information's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Information's investment objective, policies and restrictions. In the event that Technology holds any investments that Information is not permitted to hold, Technology will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Technology and Information, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Information with respect to such investments, Technology if requested by Information will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Technology will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Information will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Technology prepared by the Treasurer of Technology as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Technology may establish a cash reserve, which shall not exceed 5% of Technology's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Technology and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Technology to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Technology will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Technology will distribute Information Shares received by Technology pursuant to paragraph
1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Technology Shareholders"). Each Technology Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Technology Shareholder. Accordingly, the Information Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Information will be distributed to holders of Class A, Class B, Class C and Class D shares of Technology, respectively. Such distribution will be accomplished by an instruction, signed by Technology's Secretary, to transfer Information Shares then credited to Technology's account on the books of Information to open accounts on the books of Information in the names of the Technology Shareholders and representing the respective pro rata number of Information Shares due such Technology Shareholders. All issued and outstanding shares of Technology simultaneously will be canceled on Technology's books; however, share certificates representing interests in Technology will represent a number of Information Shares after the Closing Date as determined in accordance with paragraph 2.3. Information will issue certificates representing Information Shares in connection with such exchange only upon the written request of a Technology Shareholder.

     1.6 Ownership of Information Shares will be shown on the books of Information's transfer agent. Information Shares will be issued in the manner described in Information's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Information Shares in a name other than the registered holder of Information Shares on Technology's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Information Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Technology is and shall remain the responsibility of Technology up to and including the date on which Technology is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Technology shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Technology as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Technology, such entity shall either (i) qualify as a liquidating trust under
Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Technology for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Technology shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Technology in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Information or their designee and Information or its designee shall comply with applicable record retention requirements to which Technology is subject under the 1940 Act.

2.   VALUATION

     2.1 The value of the Technology Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Technology of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Information's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of an Information Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Information's then current Prospectus and Statement of Additional Information.

     2.3 The number of Information Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Technology shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Information (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Technology shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Information. Information shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Technology and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase Bank (the "Custodian"), as custodian for Information, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Technology to the Custodian for the account of Information on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Information Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Information and Technology, accurate appraisal of the value of the net assets of Information or the Technology Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Technology shall deliver to Information or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Technology Shareholders and the number and percentage ownership of outstanding Technology shares owned by each such Technology Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Technology Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Information shall issue and deliver to such Secretary a confirmation evidencing delivery of Information Shares to be credited on the Closing Date to Technology or provide evidence satisfactory to Technology that such Information Shares have been credited to Technology's account on the books of Information. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   COVENANTS OF INFORMATION AND TECHNOLOGY

     4.1 Except as otherwise expressly provided herein with respect to Technology, Information and Technology each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Information will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Information Shares ("Registration Statement"). Technology will provide Information with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Technology will further provide Information with such other information and documents relating to Technology as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Technology will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Technology will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Information will furnish Technology with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Information as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Technology will assist Information in obtaining such information as Information reasonably requests concerning the beneficial ownership of Technology shares.

     4.5 Subject to the provisions of this Agreement, Information and Technology will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Technology shall furnish or cause to be furnished to Information within 30 days after the Closing Date a statement of Technology's assets and liabilities as of the Closing Date, which statement shall be certified by Technology's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Technology shall furnish Information, in such form as is reasonably satisfactory to Information, a statement certified by Technology's Treasurer of Technology's earnings and profits for federal income tax purposes that will be carried over to Information pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Technology (a) shall prepare and file all federal and other tax returns and reports of Technology required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Information agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 Information represents and warrants to Technology as follows:

          (a) Information is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

          (b) Information is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

          (c) All of the issued and outstanding shares of Information have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Information are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Information is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

          (d) The current Prospectus and Statement of Additional Information of Information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) Information is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Information's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Information is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Information or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Information knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended March 31, 2003, of Information audited by Deloitte & Touche LLP (copies of which have been furnished to Technology), fairly present, in all material respects, Information's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Information (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) All issued and outstanding Information Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Information's current Statement of Additional Information incorporated by reference in the Registration Statement. Information does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

          (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Information, and this Agreement constitutes a valid and binding obligation of Information enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Information's performance of this Agreement;

          (j) Information Shares to be issued and delivered to Technology, for the account of the Technology Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Information Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Information's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

          (k) All material federal and other tax returns and reports of Information required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Information's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (l) For each taxable year since its inception, Information has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Information to continue to meet the requirements of Subchapter M of the Code;

          (m) Since March 31, 2003 there has been no change by Information in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

          (n) The information furnished or to be furnished by Information for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

          (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Information) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Technology represents and warrants to Information as follows:

          (a) Technology is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

          (b) Technology is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

          (c) All of the issued and outstanding shares of beneficial interest of Technology have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Technology are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Technology is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

          (d) The current Prospectus and Statement of Additional Information of Technology conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) Technology is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Technology's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Technology is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Technology or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Technology knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Technology for the year ended August 31, 2002, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Information) fairly present, in all material respects, Technology's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Technology (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) Technology has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

          (i) All issued and outstanding shares of Technology are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Technology's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Technology does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Information pursuant to paragraph 3.4;

          (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Technology, and subject to the approval of Technology's shareholders, this Agreement constitutes a valid and binding obligation of Technology, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Technology's performance of this Agreement;

          (k) All material federal and other tax returns and reports of Technology required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Technology's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (l) For each taxable year since its inception, Technology has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Technology to continue to meet the requirements of Subchapter M of the Code;

          (m) At the Closing Date, Technology will have good and valid title to the Technology Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Technology which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Information will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

          (n) On the effective date of the Registration Statement, at the time of the meeting of Technology's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Information Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
     (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Technology for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

          (o) Technology will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

          (p) Technology has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

          (q) Technology is not acquiring Information Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF TECHNOLOGY

     The obligations of Technology to consummate the transactions provided for herein shall be subject, at its election, to the performance by Information of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Information contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Information shall have delivered to Technology a certificate of its President and Treasurer, in a form reasonably satisfactory to Technology and dated as of the Closing Date, to the effect that the representations and warranties of Information made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Technology shall reasonably request;

     6.3 Technology shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Information, dated as of the Closing Date, to the effect that:

          (a) Information is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Information is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Information and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Technology, is a valid and binding obligation of Information enforceable against Information in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Information Shares to be issued to Technology Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Information's Statement of Additional Information), and no shareholder of Information has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Information's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Information's of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 Technology shall receive from the Investment Manager an agreement to indemnify Technology against any losses and claims associated with the litigation that has been initiated against Information in a form reasonably satisfactory to Information.

     6.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Information's 12b-1 plan of distribution from those described in Information's Prospectus dated May 31, 2003 and Statement of Additional Information dated May 31, 2003.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF INFORMATION

     The obligations of Information to complete the transactions provided for herein shall be subject, at its election, to the performance by Technology of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Technology contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Technology shall have delivered to Information at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Information and dated as of the Closing Date, to the effect that the representations and warranties of Technology made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Information shall reasonably request;

     7.3 Technology shall have delivered to Information a statement of the Technology Assets and its liabilities, together with a list of Technology's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Technology;

     7.4 Technology shall have delivered to Information within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable year ended August 31, 2002 and the fiscal period October 27, 2000 through August 31, 2001, dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Technology for each of the respective taxable periods and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Technology for the periods covered thereby, (b) for the period from August 31, 2002 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from August 31, 2002 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Technology would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Information shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Technology, dated as of the Closing Date to the effect that:

          (a) Technology is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Technology is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Technology and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Information, is a valid and binding obligation of Technology enforceable against Technology in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Technology's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Technology of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 Information shall receive from the Investment Manager an agreement to indemnify Information against any losses and claims associated with the litigation that has been initiated against Technology in a form reasonably satisfactory to Information.

     7.7 On the Closing Date, the Technology Assets shall include no assets that Information, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF INFORMATION AND TECHNOLOGY

     The obligations of Technology and Information hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Technology in accordance with the provisions of Technology's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Information;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Information or Technology to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Information or Technology;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Technology shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Technology Shareholders all of Technology's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to Information and Technology, which opinion may be relied upon by the shareholders of Technology, substantially to the effect that, for federal income tax purposes:

          (a) The transfer of Technology's assets in exchange for Information Shares and the assumption by Information of certain stated liabilities of Technology followed by the distribution by Technology of Information Shares to the Technology Shareholders in exchange for their Technology shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Technology and Information will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by Information upon the receipt of the assets of Technology solely in exchange for Information Shares and the assumption by Information of the stated liabilities of Technology;

          (c) No gain or loss will be recognized by Technology upon the transfer of the assets of Technology to Information in exchange for Information Shares and the assumption by Information of the stated liabilities or upon the distribution of Information Shares to the Technology Shareholders in exchange for their Technology shares;

          (d) No gain or loss will be recognized by the Technology Shareholders upon the exchange of the Technology shares for Information Shares;

          (e) The aggregate tax basis for Information Shares received by each Technology Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Technology Shares held by each such Technology Shareholder immediately prior to the Reorganization;

          (f) The holding period of Information Shares to be received by each Technology Shareholder will include the period during which the Technology Shares surrendered in exchange therefor were held (provided such Technology Shares were held as capital assets on the date of the Reorganization);

          (g) The tax basis of the assets of Technology acquired by Information will be the same as the tax basis of such assets to Technology immediately prior to the Reorganization; and

          (h) The holding period of the assets of Technology in the hands of Information will include the period during which those assets were held by Technology.

     Notwithstanding anything herein to the contrary, neither Information nor Technology may waive the conditions set forth in this paragraph 8.6.

9.   FEES AND EXPENSES

     9.1 (a) Information shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Technology shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

          (b) In the event the transactions contemplated herein are not consummated by reason of Technology being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Technology's obligations specified in this Agreement), Technology's only obligation hereunder shall be to reimburse Information for all reasonable out-of-pocket fees and expenses incurred by Information in connection with those transactions.

          (c) In the event the transactions contemplated herein are not consummated by reason of Information being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Information's obligations specified in this Agreement), Information's only obligation hereunder shall be to reimburse Technology for all reasonable out-of-pocket fees and expenses incurred by Technology in connection with those transactions.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Technology hereunder shall not survive the dissolution and complete liquidation of Technology in accordance with Section 1.9.

11.  TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

          (a) by the mutual written consent of Technology and Information;

          (b) by either Information or Technology by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2004; or

          (c) by either Information or Technology, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Technology shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Information or Technology, or the trustees or officers of Information or Technology, to any other party or its trustees or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Information or Technology, or the trustees or officers of Information or Technology, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Information hereunder are solely those of Information. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Information shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Information and signed by authorized officers of Information acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Technology hereunder are solely those of Technology. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Technology shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Technology and signed by authorized officers of Technology acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


                                MORGAN STANLEY TECHNOLOGY FUND

                                By: /s/ CHARLES A. FIUMEFREDDO
                                    -----------------------------------
                                    Name:  Charles A. Fiumefreddo
                                    Title: Chairman

                                MORGAN STANLEY INFORMATION FUND

                                By: /s/ BARRY FINK
                                    -----------------------------------
                                    Name:  Barry Fink
                                    Title: Vice President

                                                                       EXHIBIT B

                                                  [MORGAN STANLEY LOGO OMITTED]


Morgan Stanley Information Fund

A mutual fund that seeks long-term capital appreciation






[GRAPHIC OMITTED]



                            Prospectus May 30, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                    INVESTMENT OBJECTIVE............................. 1

                            PRINCIPAL INVESTMENT STRATEGIES.................. 1

                            PRINCIPAL RISKS.................................. 2

                            PAST PERFORMANCE................................. 4

                            FEES AND EXPENSES................................ 6

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION....... 7

                            ADDITIONAL RISK INFORMATION...................... 8

                            FUND MANAGEMENT.................................. 9

Shareholder Information     PRICING FUND SHARES..............................10

                            HOW TO BUY SHARES................................10

                            HOW TO EXCHANGE SHARES...........................12

                            HOW TO SELL SHARES...............................13

                            DISTRIBUTIONS....................................15

                            TAX CONSEQUENCES.................................16

                            SHARE CLASS ARRANGEMENTS.........................17

Financial Highlights         ................................................25

Morgan Stanley Funds         ...............................  INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Information Fund seeks long-term capital appreciation.

[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Fund normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. The Fund may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Fund will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions.

[sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

o designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

o the creation, packaging, distribution, and ownership of entertainment and information programming.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In addition, the Fund may utilize forward foreign currency exchange contracts.

The remaining 20% of the Fund's assets may be invested in investment grade fixed-income securities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Communications and Information Industry. The Fund concentrates its investments in the communications and information industry. Because of this concentration, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

Common Stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 7 calendar years.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

1996                             -0.20%
1997                             15.78%
1998                             54.79%
1999                            145.96%
2000                            -25.18%
2001                            -44.73%
2002                            -44.01%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2003 was -4.22%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 61.03% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was --36.77% (quarter ended September 30, 2001).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
-----------------------------------------------------------------------------------------------------------------------
                                                             PAST 1 YEAR     PAST 5 YEARS     LIFE OF THE FUND
-----------------------------------------------------------------------------------------------------------------------
 Class A(1): Return Before Taxes                                   -46.59%       -2.86%          -1.99%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           0.25%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%          -4.91%
-----------------------------------------------------------------------------------------------------------------------
 Class B(1): Return Before Taxes                                   -46.81%       -2.74%           0.58%
-----------------------------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions(4)                -46.81%       -5.54%          -1.45%
-----------------------------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions and Sale of
             Fund Shares                                           -28.74%       -1.20%           1.18%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           7.06%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%           0.31%
-----------------------------------------------------------------------------------------------------------------------
Class C(1):  Return Before Taxes                                   -44.43%       -2.50%          -1.70%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           0.25%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%          -4.91%
-----------------------------------------------------------------------------------------------------------------------
 Class D(1): Return Before Taxes                                   -43.47%       -1.58%          -0.78%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           0.25%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%          -4.91%
-----------------------------------------------------------------------------------------------------------------------

(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on November 28, 1995.

(2) The Standard and Poor's 500 Index (S&P 500 (Registered Trademark) Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Science and Technology Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science and Technology Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                     CLASS A      CLASS B      CLASS C     CLASS D
------------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)     None         None        None
------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)      5.00%(3)    1.00%(4)     None
------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
  Management fee                                        0.75%       0.75%       0.75%        0.75%
------------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                 0.15%       1.00%       1.00%        None
------------------------------------------------------------------------------------------------------------
  Other expenses                                        0.65%       0.65%       0.65%        0.65%
------------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                  1.55%       2.40%       2.40%        1.40%
------------------------------------------------------------------------------------------------------------

(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidear]

[sidebar]
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2003.
[end sidebar]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
               1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
  Class A       $674      $  989      $1,325       $2,274       $674        $989      $1,325      $2,274
-----------------------------------------------------------   --------------------------------------------
  Class B       $743      $1,048      $1,480       $2,736       $243        $748      $1,280      $2,736
-----------------------------------------------------------   --------------------------------------------
  Class C       $343      $  748      $1,280       $2,736       $243        $748      $1,280      $2,736
-----------------------------------------------------------   --------------------------------------------
  Class D       $143      $  443      $  766       $1,680       $143        $443      $  766      $1,680
-----------------------------------------------------------   --------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Fixed-Income Securities. The Fund may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of April 30, 2003.
[end sidebar]

The Fund's portfolio is managed within the Sector Funds Equity/Information Team. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

Shareholder Information

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------
                                                  MINIMUM INVESTMENT
                                          -------------------------------------
INVESTMENT OPTIONS                          INITIAL        ADDITIONAL
-------------------------------------------------------------------------------
  Regular Accounts                          $ 1,000        $      100
-------------------------------------------------------------------------------
  Individual Retirement Accounts            $ 1,000        $      100
-------------------------------------------------------------------------------
  Coverdell Education Savings Account       $   500        $      100
-------------------------------------------------------------------------------
  EasyInvest(SM)                            $   100*       $      100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
-------------------------------------------------------------------------------

*     Provided your schedule of investments totals $1,000 in twelve months.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Information Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
----------------------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
[GRAPHIC OMITTED]  o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                 --------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED]annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley
    Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Funds.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                           MAXIMUM
CLASS     SALES CHARGE                                                                 ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                             0.25%
-------------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years          1.00%
-------------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                   1.00%
-------------------------------------------------------------------------------------------------------------------
  D       None                                                                              None
-------------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                          FRONT-END SALES CHARGE
                             --------------------------------------------------
                                 PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION        OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------
  Less than $25,000                   5.25%                  5.54%
-------------------------------------------------------------------------------
  $25,000 but less than $50,000       4.75%                  4.99%
-------------------------------------------------------------------------------
  $50,000 but less than $100,000      4.00%                  4.17%
-------------------------------------------------------------------------------
  $100,000 but less than $250,000     3.00%                  3.09%
-------------------------------------------------------------------------------
  $250,000 but less than $500,000     2.50%                  2.56%
-------------------------------------------------------------------------------
  $500,000 but less than $1 million   2.00%                  2.04%
-------------------------------------------------------------------------------
  $1 million and over                 0.00%                  0.00%
-------------------------------------------------------------------------------

[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-------------------------------------------------------------
  First                                       5.0%
-------------------------------------------------------------
  Second                                      4.0%
-------------------------------------------------------------
  Third                                       3.0%
-------------------------------------------------------------
  Fourth                                      2.0%
-------------------------------------------------------------
  Fifth                                       2.0%
-------------------------------------------------------------
  Sixth                                       1.0%
-------------------------------------------------------------
  Seventh and thereafter                     None
-------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A.

Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds;

and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------------------
Class A Shares
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                     --------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $11.29         $14.69           $41.20          $19.23        $14.02
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.05)         0.00             (0.08)          (0.27)        (0.11)
   Net realized and unrealized gain (loss)               (4.56)        (3.40)           (21.28)          26.41          7.04
                                                        ------         -----            ------          ------        ------
 Total income (loss) from investment operations          (4.61)        (3.40)           (21.36)          26.14          6.93
-------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                        --            --             (5.14)          (4.17)        (1.72)
   Paid-in-capital                                          --            --             (0.01)             --            --
                                                        ------         -----             -----          ------         -----
 Total distributions                                        --            --             (5.15)          (4.17)        (1.72)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 6.68        $11.29            $14.69          $41.20        $19.23
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (40.83)%     (23.15)%           (58.71)%        155.88 %       54.33%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.55%        1.32%              1.07%           1.13%         1.24%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.60)%       0.00 %            (0.26)%         (0.82)%       (0.74)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $20,434      $36,129           $ 48,873        $128,325         $5,253
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    92%         144%               213%            282%           419%
-------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------------------------------
                                                       2003          2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $10.84        $14.22          $40.37          $18.99        $13.94
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.11)        (0.10)          (0.29)          (0.37)        (0.22)
   Net realized and unrealized gain (loss)             (4.37)        (3.28)         (20.71)          25.92          6.99
                                                      ------        ------          ------          ------        ------
 Total income (loss) from investment operations        (4.48)        (3.38)         (21.00)          25.55          6.77
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net realized gain                                      --            --           (5.14)          (4.17)        (1.72)
   Paid-in-capital                                        --            --           (0.01)             --            --
                                                      ------        ------          ------          ------         -----
 Total distributions                                      --            --           (5.15)          (4.17)        (1.72)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $6.36        $10.84          $14.22          $40.37        $18.99
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (41.38)%      (23.70)%        (59.07)%        154.62%        53.44%
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               2.40%         2.10%           1.84%           1.58%         1.95%
------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.45)%       (0.78)%         (1.02)%         (1.27)%       (1.45)%
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $373,470      $911,276       $1,540,834      $3,799,844      $580,994
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  92%          144%            213%            282%           419%
------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                      -------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $10.84          $14.17          $40.26          $18.98         $13.94
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.11)          (0.07)          (0.30)          (0.49)         (0.24)
   Net realized and unrealized gain (loss)               (4.37)          (3.26)         (20.64)          25.94           7.00
                                                        ------          ------        --------        --------          -----
 Total income (loss) from investment operations          (4.48)          (3.33)         (20.94)          25.45           6.76
-------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                        --              --           (5.14)          (4.17)         (1.72)
   Paid-in-capital                                          --              --           (0.01)             --             --
                                                        ------          ------          ------          ------          -----
 Total distributions                                        --              --           (5.15)          (4.17)         (1.72)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $6.36          $10.84          $14.17        $  40.26         $18.98
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (41.33)%        (23.50)%        (59.08)%        154.10%         53.36%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 2.40%           1.88%           1.89%           1.89%          2.01%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (1.45)%         (0.56)%         (1.07)%         (1.58)%        (1.51)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $ 23,150        $ 52,145         $87,942        $205,073        $11,890
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    92%            144%            213%            282%           419%
-------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                      --------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $11.45          $14.86          $41.57          $19.33         $14.03
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                     (0.04)           0.02           (0.01)          (0.18)         (0.08)
   Net realized and unrealized gain (loss)               (4.63)          (3.43)         (21.55)          26.59           7.10
                                                        ------          ------         -------          ------        -------
 Total income (loss) from investment operations          (4.67)          (3.41)         (21.56)          26.41           7.02
--------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                        --              --           (5.14)          (4.17)         (1.72)
   Paid-in-capital                                          --              --           (0.01)             --             --
                                                        ------          ------          ------          ------          -----
 Total distributions                                        --              --           (5.15)          (4.17)         (1.72)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 6.78          $11.45          $14.86          $41.57         $19.33
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (40.79)%        (22.95)%        (58.66)%        156.56%         54.96%
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.40%           1.10%           0.89%           0.89%          1.01%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                            (0.45)%          0.22%          (0.07)%         (0.58)%        (0.51)%
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $ 5,337         $27,603         $21,638         $17,994         $2,440
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    92%            144%            213%            282%           419%
--------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O GLOBAL/INTERNATIONAL FUNDS

   European Growth Fund

   Fund of Funds - International Portfolio

   Global Advantage Fund

   Global Dividend Growth Securities

   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund

 O GROWTH FUNDS

   21st Century Trend Fund

   Aggressive Equity Fund

   All Star Growth Fund

   American Opportunities Fund

   Capital Opportunities Trust

   Developing Growth Securities Trust

   Growth Fund

   KLD Social Index Fund

   Market Leader Trust

   Nasdaq-100 Index Fund

   New Discoveries Fund

   Next Generation Trust

   Small-Mid Special Value Fund

   Special Growth Fund

   Special Value Fund

   Tax-Managed Growth Fund

 O GROWTH + INCOME FUNDS

   Allocator Fund

   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio

   Fundamental Value Fund

   Income Builder Fund

   Mid-Cap Value Fund

   S&P 500 Index Fund

   Strategist Fund

   Total Market Index Fund

   Total Return Trust

   Value Fund

   Value-Added Market Series--
    Equity Portfolio

 O INCOME FUNDS

   Federal Securities Trust

   Flexible Income Trust

   High Yield Securities

   Limited Duration Fund(NL)

   Limited Duration U.S. Treasury Trust

   Liquid Asset Fund (MM)

   Quality Income Trust

   U.S. Government Money Market Trust (MM)

   U.S. Government Securities Trust

 O SPECIALTY FUNDS

   Biotechnology Fund

   Financial Services Trust

   Global Utilities Fund

   Health Sciences Trust

   Information Fund

   Natural Resource Development Securities

   Real Estate Fund

   Technology Fund

   Utilities Fund

 O TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust (MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust (FSC)

   Limited Term Municipal Trust (NL)

   Multi-State Municipal Series Trust (FSC)

   New York Municipal Money Market Trust (MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                              IFOAX
--------------------------------------------------
  Class B:                              IFOBX
--------------------------------------------------

  Class C:                              IFOCX
--------------------------------------------------
  Class D:                              IFODX
--------------------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8916) CLF # 37929PRO


[MORGAN STANLEY LOGO OMITTED]

       Morgan Stanley Information
       Fund


             A mutual fund that seeks long-term capital appreciation

[GRAPHIC OMITTED]



Prospectus                                                         May 30, 2003

Morgan Stanley Information Fund
LETTER TO THE SHAREHOLDERS [|] MARCH 31, 2003


Dear Shareholder:

The 12-month period ended March 31, 2003, remained a volatile environment for growth investing. Following a broad-based decline during the third quarter of 2002, the markets, led by technology stocks, rebounded during the fourth quarter. Most of the market strength occurred in October and November, led by semiconductors, software and telecommunications. The market seemed to react favorably to several factors, including increasingly positive third-quarter earnings announcements, a Federal Reserve decision to cut short-term interest rates by 50 basis points, as well as midterm election results in which the Republican party increased its House majority and gained control of the Senate. However, stocks gave back some of their gains during December and January amid escalating geopolitical uncertainty with respect to Iraq and North Korea. Concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of 6 percent. In addition, energy prices rose sharply, triggered by increased tensions with Iraq and an oil workers' strike in Venezuela.

The first quarter of 2003 began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared highly correlated to the latest war report. Consumer sentiment, as measured by the University of Michigan, improved during February and March, but remains historically low. Mortgage refinancing applications averaged roughly 8,800 over the last three weeks of the quarter, exceeding the prior record level of 6,800 reached last October.

The information technology sector faced strong headwinds during the period under review, including continued anemic information technology spending by corporations, ongoing deflation due to secular outsourcing and the uncertain outcome of the Iraqi conflict. Despite the negative year-on-year growth during this time, the information technology sector was the best-performing one during the final three months of the period. Media, semiconductor equipment and Internet-related sectors led the charge as investors bid up share prices in anticipation of a postwar cyclical recovery.


Performance and Portfolio Strategy

For the 12-month period ended March 31, 2003, Morgan Stanley Information Fund's Class A, B, C and D shares posted total returns of -40.83 percent, -41.38 percent, -41.33 percent and -40.79 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.76 percent and the Lipper Science and Technology Index returned -37.06 percent. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results.

Morgan Stanley Information Fund
LETTER TO THE SHAREHOLDERS [|] MARCH 31, 2003 continued


The Fund's focus on the information technology sector continued to hurt performance. For reference, the Pacific Stock Exchange High Technology Index returned -33.39 percent. The Fund's performance was also hindered by its positions in the economically sensitive semiconductor and software industries. Microsoft, the Fund's largest individual holding during the period, was one of the software sector's weaker performers during the period under review.

The Fund continues to invest in companies that are best positioned to capitalize on the growth of various sectors within the communications and information industries. Attributes used to choose investments include the companies having proven management, an established market presence, leading edge technology in place, demonstrable customer demand and strategic relationships or alliances.

As of March 31, 2003, the Fund's largest holdings included Microsoft, Sungard Data Systems, Intel, Affiliated Computer Services and Anteon International.


Looking Ahead

As the cloud of uncertainty from the Iraqi war dissipates, we believe the technology sector could emerge from its troughing stage. Most market-leading technology corporations have significantly reduced their operating cost structures through head count and capital budget reductions. Sales growth typically follows an economic recovery, thereby resulting in a sharp earnings rebound, particularly for information technology firms with operating leverage. Corporate leaders should once again realize the productivity-enhancing benefits that come from technology investment, providing more services and products by using fewer resources. While the economic recovery may be a few quarters away, we look for information technology to regain its position as a leading growth sector.

We appreciate your ongoing support of Morgan Stanley Information Fund and look forward to continuing to serve your investment needs.


Very truly yours,



/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
-------------------------------          -----------------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

Morgan Stanley Information Fund
ANNUAL HOUSEHOLDING NOTICE [|] MARCH 31, 2003


To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Information Fund
FUND PERFORMANCE [|] MARCH 31, 2003


[GRAPHIC OMITTED]

GROWTH OF $10,000--CLASS B

      Date                  Total         S&P 500            Lipper
-------------------         -----         -------            ------
November 28, 1995           10,000        10,000             10,000
December 31, 1995           10,227        10,187              9,668
March 31, 1996              10,677        10,734              9,576
June 30, 1996               11,448        11,215             10,037
September 30, 1996          10,948        11,562             10,689
December 31, 1996           10,207        12,525             11,305
March 31, 1997               8,936        12,861             10,231
June 30, 1997               10,768        15,105             12,060
September 30, 1997          12,068        16,237             14,424
December 31, 1997           11,818        16,703             12,190
March 31, 1998              13,950        19,034             13,996
June 30, 1998               14,660        19,662             14,319
September 30, 1998          13,194        17,706             12,882
December 31, 1998           18,293        21,476             17,912
March 31, 1999              21,404        22,546             19,967
June 30, 1999               26,072        24,135             22,811
September 30, 1999          27,943        22,628             24,385
December 31, 1999           44,995        25,995             38,318
March 31, 2000              54,499        26,591             46,665
June 30, 2000               50,908        25,884             41,737
September 30, 2000          50,076        25,631             40,859
December 31, 2000           33,667        23,625             26,718
March 31, 2001              22,308        20,825             18,570
June 30, 2001               22,528        22,044             20,811
September 30, 2001          14,245        18,808             13,158
December 31, 2001           18,606        20,820             17,440
March 31, 2002              17,022        20,879             16,199
June 30, 2002               11,954        18,082             11,743
September 30, 2002           8,927        14,958              8,817
December 31, 2002           10,417        16,221             10,223
March 31, 2003               9,978(3)     15,710             10,196

                 --Fund        --S&P 500(4)        --Lipper(5)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.


           Average Annual Total Returns - Period Ended March 31, 2003
--------------------------------------------------------------------------------


                          Class A Shares*
-------------------------------------------------------------------
1 Year                              (40.83)%(1)        (43.94)%(2)
5 Years                              (5.81)%(1)         (6.82)%(2)
Since Inception (7/28/97)            (1.66)%(1)         (2.59)%(2)


                          Class B Shares**
-------------------------------------------------------------------
1 Year                              (41.38)%(1)        (44.31)%(2)
5 Years                              (6.48)%(1)         (6.72)%(2)
Since Inception (11/28/95)           (0.03)%(1)         (0.03)%(2)


                          Class C Shares+
-------------------------------------------------------------------
1 Year                              (41.33)%(1)        (41.92)%(2)
5 Years                              (6.47)%(1)         (6.47)%(2)
Since Inception (7/28/97)            (2.37)%(1)         (2.37)%(2)


                          Class D Shares++
---------------------------------------------------------------------
1 Year                              (40.79)%(1)
5 Years                              (5.60)%(1)
Since Inception (7/28/97)            (1.45)%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on March 31, 2003.

(4) The Standard & Poor's 500 Index (S&P 500(R)) is broad-based index, the peformance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Science and Technology Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science and Technology Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

 *   The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.

++   Class D has no sales charge.

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS [|] MARCH 31, 2003

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Common Stocks and Warrants (90.1%)
                       Advertising/Marketing
                       Services (0.8%)
  125,000              Getty Images, Inc.* ..............   $  3,432,500
                                                            ------------
                       Aerospace & Defense (1.4%)
  125,000              Lockheed Martin Corp. ............      5,943,750
                                                            ------------
                       Biotechnology (0.3%)
   50,000              Celgene Corp.* ...................      1,304,000
                                                            ------------
                       Broadcasting (0.7%)
  200,000              Cumulus Media, Inc. (Class A)* ...      2,912,000
                                                            ------------
                       Cable/Satellite TV (1.5%)
  200,000              Cox Communications, Inc.
                         (Class A)* .....................      6,222,000
                                                            ------------
                       Computer Communications (4.8%)
  170,000              3Com Corp.* ......................        838,100
  100,000              Brocade Communications
                         Systems, Inc.* .................        488,000
1,000,000              Cisco Systems, Inc.* .............     12,900,000
  200,000              Emulex Corp.* ....................      3,830,000
   50,000              Juniper Networks, Inc.* ..........        408,500
  100,000              NetScreen Technologies, Inc.* ....      1,678,000
                                                            ------------
                                                              20,142,600
                                                            ------------
                       Computer Peripherals (1.1%)
  100,000              EMC Corp.* .......................        723,000
  350,000              Network Appliance, Inc.* .........      3,916,500
                                                            ------------
                                                               4,639,500
                                                            ------------
                       Computer Processing
                       Hardware (5.4%)
  400,000              Dell Computer Corp.* .............     10,924,000
  770,000              Hewlett-Packard Co. ..............     11,973,500
                                                            ------------
                                                              22,897,500
                                                            ------------
                       Data Processing Services (4.2%)
  400,000              Affiliated Computer Services,
                         Inc. (Class A)* ................     17,704,000
                                                            ------------
                       Electronic Components (1.0%)
  150,000              Flextronics International, Ltd.
                         (Singapore)* ...................      1,308,000
   75,000              Qlogic Corp.* ....................      2,785,500
                                                            ------------
                                                               4,093,500
                                                            ------------


 NUMBER OF
  SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Electronic Equipment/
                       Instruments (1.3%)
  125,000              Nam Tai Electronics, Ins.
                         (Hong Kong) ....................   $  3,145,000
  900,000              Toshiba Corp. (Japan)* ...........      2,387,288
                                                            ------------
                                                               5,532,288
                                                            ------------
                       Electronic Production
                       Equipment (2.3%)
  202,000              Applied Materials, Inc.* .........      2,541,160
  204,000              KLA-Tencor Corp.* ................      7,332,167
                                                            ------------
                                                               9,873,327
                                                            ------------
                       Electronics/Appliances (0.4%)
   50,000              Sony Corp. (Japan) ...............      1,779,661
                                                            ------------
                       Financial Publishing/
                       Services (5.0%)
1,000,000              SunGard Data Systems Inc.*........     21,300,000
                                                            ------------
                       Information Technology
                         Services (9.2%)
  300,000              Accenture Ltd. (Bermuda)* ........      4,650,000
  750,000              Anteon International Corp.* ......     16,837,500
  100,000              Computer Sciences Corp.* .........      3,255,000
  200,000              Documentum, Inc.* ................      2,624,000
  100,000              PeopleSoft, Inc.* ................      1,530,000
  150,000              SRA International, Inc. (Class A)*      3,555,000
  137,000              Unisys Corp.* ....................      1,268,620
  250,000              Veridian Corp.* ..................      4,975,000
                                                            ------------
                                                              38,695,120
                                                            ------------
                       Internet Retail (0.3%)
   50,000              Amazon.com, Inc.* ................      1,301,500
                                                            ------------
                       Internet Software/Services (1.8%)
  700,000              BEA Systems, Inc.* ...............      7,133,000
      327              Microstrategy Inc.
                         (Warrants)* ....................             20
   40,000              SINA Corp. (Hong Kong)* ..........        320,400
                                                            ------------
                                                               7,453,420
                                                            ------------
                       Major Telecommunications (1.7%)
  400,000              China Telecom Corp., Ltd.
                         (ADR) (China) ..................      7,180,000
                                                            ------------
                       Packaged Software (21.7%)
  200,000              Autodesk, Inc. ...................      3,052,000

                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS [|] MARCH 31, 2003 continued


 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------------
   50,000              Cognos, Inc. (Canada)* ...........   $  1,136,050
  250,000              Mercury Interactive Corp.* .......      7,420,000
  280,000              Micromuse Inc.* ..................      1,456,000
1,870,000              Microsoft Corp. ..................     45,272,700
  150,000              NetIQ Corp.* .....................      1,674,000
  850,000              Network Associates, Inc.* ........     11,738,500
  650,000              Oracle Corp.* ....................      7,051,850
  290,000              Red Hat, Inc.* ...................      1,574,700
  200,000              SAP AG (ADR) (Germany) ...........      3,792,000
  100,000              Symantec Corp.* ..................      3,918,000
  200,000              VERITAS Software Corp.* ..........      3,516,000
                                                            ------------
                                                              91,601,800
                                                            ------------
                       Recreational Products (1.2%)
   85,000              Electronic Arts Inc.* ............      4,984,400
                                                            ------------
                       Semiconductors (15.7%)
  160,000              Broadcom Corp. (Class A)* ........      1,976,000
1,154,000              Intel Corp. ......................     18,787,120
  231,000              Linear Technology Corp. ..........      7,130,970
  208,000              Marvell Technology Group Ltd.
                         (Bermuda)* .....................      4,407,520
  150,000              Maxim Integrated Products,
                         Inc. ...........................      5,418,000
  400,000              Microchip Technology Inc. ........      7,960,000
  134,000              Micron Technology, Inc.* .........      1,090,760
  519,000              RF Micro Devices, Inc.* ..........      3,129,051
  100,000              Silicon Laboratories Inc.* .......      2,615,000
   80,000              STMicroelectronics N.V.
                         (Netherlands) ..................      1,512,000
  200,000              Taiwan Semiconductor
                       Manufacturing Co. Ltd.
                         (ADR) (Taiwan)* ................      1,368,000
  462,000              Xilinx, Inc.* ....................     10,815,420
                                                            ------------
                                                              66,209,841
                                                            ------------
                       Telecommunication Equipment (6.4%)
  150,000              Advanced Fibre
                         Communications, Inc.* ..........      2,271,000
  100,000              CIENA Corp.* .....................        437,000
  125,000              Nokia Corp. (ADR) (Finland) ......      1,751,250
  300,000              QUALCOMM Inc.* ...................     10,818,000
  600,000              UTStarcom, Inc.* .................     11,994,000
                                                            ------------
                                                              27,271,250
                                                            ------------

NUMBER OF
 SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Wireless Telecommunications (1.9%)
1,200,000              AT&T Wireless Services Inc.*......   $  7,920,000
                                                            ------------
                       Total Common Stocks and Warrants
                       (Cost $417,925,249)...............    380,393,957
                                                            ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
                       Convertible Bonds (5.4%)
                       Electronic Components (0.8%)
$  7,000               Celestica, Inc. (Canada)
                         0.00% due 08/01/20 ........           3,465,000
                                                            ------------
                       Internet Software/Services (0.0%)
       1               MicroStrategy Inc.
                         7.50% due 06/24/07 ........                  83
                                                            ------------
                       Packaged Software (3.9%)
   6,135               i2 Technologies, Inc.
                         5.25% due 12/15/06 ........           4,041,431
  13,125               Mercury Interactive Corp.
                         4.75% due 07/01/07 ........          12,321,094
                                                            ------------
                                                              16,362,525
                                                            ------------
                       Semiconductors (0.7%)
   1,400               ASM Lithography Holding N.V.
                         - 144A** (Netherlands)
                         4.25% due 11/30/04 ........           1,282,820
   2,000               ASM Lithography Holding N.V.
                         (Netherlands)
                         4.25% due 11/30/04 ........           1,840,000
                                                            ------------
                                                               3,122,820
                                                            ------------
                       Total Convertible Bonds
                       (Cost $21,921,348)...........          22,950,428
                                                            ------------



                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS [|] MARCH 31, 2003 continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                         VALUE
--------------------------------------------------------------
              Short-Term Investment (3.0%)
              Repurchase Agreement
$12,856       Joint repurchase agreement
               account 1.36% due
               04/01/03 (dated
               03/31/03; proceeds
               $12,856,486) (a) (Cost
               $12,856,000) ............        $ 12,856,000
                                                ------------
Total Investments
(Cost $452,702,597) (b).........    98.5%        416,200,385
Other Assets in Excess of
Liabilities ....................     1.5           6,191,001
                                   -----        ------------
Net Assets .....................   100.0%       $422,391,386
                                   =====        ============

------------------
ADR   American Depository Receipt.

 *    Non-income producing security.

**    Resale is restricted to qualified institutional investors.

(a)   Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes is $482,203,161. The aggregate gross unrealized appreciation is $19,933,299 and the aggregate gross unrealized depreciation is $85,936,075, resulting in net unrealized depreciation of $66,002,776.


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003



Assets:
Investments in securities, at value
 (cost $452,702,597)...............................................    $   416,200,385
Receivable for:
  Investments sold ................................................          7,302,742
  Interest ........................................................            298,811
  Shares of beneficial interest sold ..............................            202,045
  Dividends .......................................................            141,468
Prepaid expenses and other assets .................................            124,605
                                                                       ---------------
  Total Assets ....................................................        424,270,056
                                                                       ---------------
Liabilities:
Payable for:
  Investments purchased ...........................................            630,000
  Shares of beneficial interest redeemed ..........................            495,718
  Distribution fee ................................................            351,029
  Investment management fee .......................................            277,505
Accrued expenses and other payables ...............................            124,418
Contingencies (Note 8) ............................................               --
                                                                       ---------------
  Total Liabilities ...............................................          1,878,670
                                                                       ---------------
  Net Assets ......................................................    $   422,391,386
                                                                       ===============
Composition of Net Assets:
Paid-in-capital ...................................................    $ 2,698,530,130
Net unrealized depreciation .......................................        (36,501,771)
Accumulated undistributed net investment income ...................          1,263,626
Accumulated net realized loss .....................................     (2,240,900,599)
                                                                       ---------------
  Net Assets ......................................................    $   422,391,386
                                                                       ===============
Class A Shares:
Net Assets ........................................................        $20,433,705
Shares Outstanding (unlimited authorized, $.01 par value)..........          3,060,381
  Net Assets Value Per Share ......................................              $6.68
                                                                                 =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................              $7.05
                                                                                 =====
Class B Shares:
Net Assets ........................................................       $373,470,284
Shares Outstanding (unlimited authorized, $.01 par value)..........         58,747,978
  Net Assets Value Per Share ......................................              $6.36
                                                                                 =====
Class C Shares:
Net Assets ........................................................        $23,150,012
Shares Outstanding (unlimited authorized, $.01 par value) .........          3,642,467
  Net Assets Value Per Share ......................................              $6.36
                                                                                 =====
Class D Shares:
Net Assets ........................................................         $5,337,385
Shares Outstanding (unlimited authorized, $.01 par value)..........            787,530
  Net Assets Value Per Share ......................................              $6.78
                                                                                 =====

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended March 31, 2003


Net Investment Loss:
Income
Interest ..................................................    $   4,633,322
Dividends (net of $58,488 foreign withholding tax).........          906,296
                                                               -------------
  Total Income ............................................        5,539,618
                                                               -------------
Expenses
Distribution fee (Class A shares) .........................           35,067
Distribution fee (Class B shares) .........................        5,124,684
Distribution fee (Class C shares) .........................          302,510
Investment management fee .................................        4,327,134
Transfer agent fees and expenses ..........................        3,364,339
Shareholder reports and notices ...........................          175,945
Registration fees .........................................          141,640
Professional fees .........................................           62,829
Custodian fees ............................................           18,253
Trustees' fees and expenses ...............................           10,760
Other .....................................................            8,806
                                                               -------------
  Total Expenses ..........................................       13,571,967
                                                               -------------
  Net Investment Loss .....................................       (8,032,349)
                                                               -------------
Net Realized and Unrealized Gain (Loss):
Net realized loss .........................................     (428,851,595)
Net change in unrealized depreciation .....................       41,371,944
                                                               -------------
  Net Loss ................................................     (387,479,651)
                                                               -------------
Net Decrease ..............................................    $(395,512,000)
                                                               =============


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets


                                                                                   FOR THE YEAR      FOR THE YEAR
                                                                                       ENDED            ENDED
                                                                                  MARCH 31, 2003    MARCH 31, 2002
                                                                                 ---------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ............................................................  $   (8,032,349)  $   (9,717,726)
Net realized loss ..............................................................    (428,851,595)    (655,440,250)
Net change in unrealized depreciation ..........................................      41,371,944      290,691,465
                                                                                  --------------   --------------
  Net Decrease .................................................................    (395,512,000)    (374,466,511)
Net decrease from transactions in shares of beneficial interest ................    (209,250,137)    (297,667,074)
                                                                                  --------------   --------------
  Net Decrease .................................................................    (604,762,137)    (672,133,585)
Net Assets:
Beginning of period ............................................................   1,027,153,523    1,699,287,108
                                                                                  --------------   --------------
End of Period
(Including accumulated undistributed net investment income of $1,263,626 and
$2,655,245, respectively).......................................................  $  422,391,386   $1,027,153,523
                                                                                  ==============   ==============


                       See Notes to Financial Statements

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $3 billion; and 0.70% to the portion of daily net assets in excess of $3 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $50,408,135 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.15% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


shares of $4,997, $1,518,014 and $6,616, respectively and received $18,363 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $517,926,964 and $715,855,758, respectively. Included in the aforementioned transactions are purchases and sales of $2,491,003 and $909,450, respectively, with other Morgan Stanley Funds, including a realized loss of $1,344,060.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $139,597 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At March 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $1,743,061.

At March 31, 2003, Morgan Stanley Fund of Funds - Domestic Portfolio, an affiliate of the Investment Manager and Distributor, held 271,012 Class D shares of beneficial interest of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $9,800.


5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

As of March 31, 2003, the tax-basis components of accumulated loss were as follows:


Net accumulated earnings ...............................           --
Capital loss carryforward* .............................  $(2,121,867,815)
Post-October losses ....................................      (88,268,594)
Net unrealized depreciation ............................      (66,002,335)
                                                          ---------------
Total accumulated losses ...............................  $(2,276,138,744)
                                                          ===============

* As of March 31, 2003, the Fund had a net capital loss carryforward of $2,121,867,815 of which $253,526,632 will expire on March 31, 2009,
$1,275,591,838 will expire on March 31, 2010 and $592,749,345 will expire on
March 31, 2011 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales and book amortization of discounts on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $9,692,366, accumulated undistributed net investment income was credited $6,640,730 and accumulated net realized loss was credited $3,051,636.


6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:


                                               FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                              ENDED
                                              MARCH 31, 2003                     MARCH 31, 2002
                                    ---------------------------------- --------------------------------
                                         SHARES           AMOUNT             SHARES           AMOUNT
                                    --------------- ------------------  --------------- ---------------
CLASS A SHARES
Sold ..............................     1,406,685     $  10,481,031        2,330,642     $  27,527,191
Redeemed ..........................    (1,546,053)      (11,358,871)      (2,457,614)      (29,025,386)
                                       ----------     -------------       ----------     -------------
Net decrease - Class A ............      (139,368)         (877,840)        (126,972)       (1,498,195)
                                       ----------     -------------       ----------     -------------
CLASS B SHARES
Sold ..............................     3,167,122        23,583,416        7,558,512        98,608,543
Redeemed ..........................   (28,455,606)     (212,108,258)     (31,887,582)     (390,319,119)
                                      -----------     -------------      -----------     -------------
Net decrease - Class B ............   (25,288,484)     (188,524,842)     (24,329,070)     (291,710,576)
                                      -----------     -------------      -----------     -------------
CLASS C SHARES
Sold ..............................       424,496         3,102,414          693,354         8,781,334
Redeemed ..........................    (1,591,964)      (11,922,576)      (2,087,728)      (25,762,850)
                                      -----------     -------------      -----------     -------------
Net decrease - Class C ............    (1,167,468)       (8,820,162)      (1,394,374)      (16,981,516)
                                      -----------     -------------      -----------     -------------
CLASS D SHARES
Sold ..............................       755,644         5,958,248        2,356,937        30,174,502
Redeemed ..........................    (2,379,057)      (16,985,541)      (1,401,855)      (17,651,289)
                                      -----------     -------------      -----------     -------------
Net increase (decrease) - Class D .    (1,623,413)      (11,027,293)         955,082        12,523,213
                                      -----------     -------------      -----------     -------------
Net decrease in Fund ..............   (28,218,733)    $(209,250,137)     (24,895,334)    $(297,667,074)
                                      ===========     =============      ===========     =============

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 2003, there were no outstanding forward contracts.


8. Litigation

Beginning October 25, 2002, purported class action complaints were filed in the United States District Court for the Southern District of New York against Morgan Stanley, the Fund, Morgan Stanley Investment Advisors Inc., and certain subsidiaries of Morgan Stanley alleging violations of federal securities laws in connection with the underwriting and management of the Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business, and that the desire to obtain investment banking business influenced decisions made by the Fund Manager.

The Fund and Morgan Stanley believe these lawsuits have no merit. The ultimate outcome of these matters is not presently determinable and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.


9. Subsequent Event

On April 24, 2003, the Trustees of the Fund and Morgan Stanley Technology Fund ("Technology") approved a plan of reorganization whereby Technology would be merged into the Fund. The plan of reorganization is subject to the consent of Technology's shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Technology and shareholders of Technology would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Technology.

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $11.29        $ 14.69       $ 41.20        $19.23        $14.02
                                                           ------        -------       -------        ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................    (0.05)          0.00         (0.08)        (0.27)        (0.11)
 Net realized and unrealized gain (loss) ...............    (4.56)         (3.40)       (21.28)        26.41          7.04
                                                           ------        -------       -------        ------        ------
Total income (loss) from investment operations .........    (4.61)         (3.40)       (21.36)        26.14          6.93
                                                           ------        -------       -------        ------        ------
Less distributions from:
 Net realized gain .....................................     --            --            (5.14)        (4.17)        (1.72)
 Paid-in-capital .......................................     --            --            (0.01)         --            -
                                                           ------        -------       -------        ------        ------
Total distributions ....................................     --            --            (5.15)        (4.17)        (1.72)
                                                           ------        -------       -------        ------        ------
Net asset value, end of period .........................   $ 6.68        $ 11.29       $ 14.69        $41.20        $19.23
                                                           ======        =======       =======        ======        ======
Total Return+ ..........................................   (40.83)%       (23.15)%      (58.71)%      155.88%         54.33%
Ratios to Average Net Assets(1):
Expenses ...............................................     1.55%          1.32%         1.07 %        1.13%          1.24%
Net investment loss ....................................    (0.60)%         0.00%        (0.26)%       (0.82)%        (0.74)%
Supplemental Data:
Net assets, end of period, in thousands ................  $20,434        $36,129       $48,873      $128,325         $5,253
Portfolio turnover rate ................................       92%           144%          213%          282%           419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued


                                                                             FOR THE YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------
                                                            2003          2002          2001            2000           1999
                                                       ------------- ------------- ------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period .................      $10.84        $14.22        $40.37        $18.99        $13.94
                                                            ------        ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+] ............................       (0.11)        (0.10)        (0.29)        (0.37)        (0.22)
 Net realized and unrealized gain (loss) .............       (4.37)        (3.28)       (20.71)        25.92          6.99
                                                            ------        ------        ------        ------        ------
Total income (loss) from investment operations .......       (4.48)        (3.38)       (21.00)        25.55          6.77
                                                            ------        ------        ------        ------        ------
Less distributions from:
 Net realized gain ...................................        --            --           (5.14)        (4.17)        (1.72)
 Paid-in-capital .....................................        --            --           (0.01)         --            --
                                                            ------        ------        ------        ------        ------
Total distributions ..................................        --            --           (5.15)        (4.17)        (1.72)
                                                            ------        ------        ------        ------        ------
Net asset value, end of period .......................      $ 6.36        $10.84        $14.22        $40.37        $18.99
                                                            ======        ======        ======        ======        ======
Total Return+ ........................................      (41.38)%      (23.70)%      (59.07)%      154.62%        53.44%
Ratios to Average Net Assets(1):
Expenses .............................................        2.40%         2.10%         1.84%         1.58%         1.95%
Net investment loss ..................................       (1.45)%       (0.78)%       (1.02)%       (1.27)%       (1.45)%
Supplemental Data:
Net assets, end of period, in thousands ..............    $373,470      $911,276    $1,540,834    $3,799,844      $580,994
Portfolio turnover rate ..............................          92%          144 %         213%          282%          419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $10.84         $14.17       $ 40.26         $18.98      $13.94
                                                            ------         ------       -------         ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.11)         (0.07)        (0.30)         (0.49)      (0.24)
 Net realized and unrealized gain (loss) ...............     (4.37)         (3.26)       (20.64)         25.94        7.00
                                                            ------         ------       -------        -------      ------
Total income (loss) from investment operations .........     (4.48)         (3.33)       (20.94)         25.45        6.76
                                                            ------         ------       -------        -------      ------
Less distributions from:
 Net realized gain .....................................       --            --           (5.14)         (4.17)      (1.72)
 Paid-in-capital .......................................       --            --           (0.01)          --          --
                                                            ------         ------       -------        -------     -------
Total distributions ....................................       --            --           (5.15)         (4.17)      (1.72)
                                                            ------         ------       -------        -------     -------
Net asset value, end of period .........................    $ 6.36         $10.84       $ 14.17        $ 40.26     $ 18.98
                                                            ======         ======       =======        =======     =======
Total Return+ ..........................................    (41.33)%       (23.50)%      (59.08)%       154.10%      53.36%
Ratios to Average Net Assets(1):
Expenses ...............................................      2.40%          1.88%         1.89%          1.89%       2.01%
Net investment loss ....................................     (1.45)%        (0.56)%       (1.07)%        (1.58)%     (1.51)%
Supplemental Data:
Net assets, end of period, in thousands ................   $23,150        $52,145       $87,942       $205,073     $11,890
Portfolio turnover rate ................................        92%           144%          213%           282%         419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $11.45         $14.86       $ 41.57        $19.33       $14.03
                                                            ------         ------       -------        ------       ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................     (0.04)          0.02         (0.01)        (0.18)       (0.08)
 Net realized and unrealized gain (loss) ...............     (4.63)         (3.43)       (21.55)        26.59         7.10
                                                            ------         ------       -------        ------       ------
Total income (loss) from investment operations .........     (4.67)         (3.41)       (21.56)        26.41         7.02
                                                            ------         ------       -------        ------       ------
Less distributions from:
 Net realized gain .....................................      --             --           (5.14)        (4.17)       (1.72)
 Paid-in-capital .......................................      --             --           (0.01)         --           --
                                                            ------         ------       -------        ------       ------
Total distributions ....................................      --             --           (5.15)        (4.17)       (1.72)
                                                            ------         ------       -------        ------       ------
Net asset value, end of period .........................    $ 6.78         $11.45       $ 14.86        $41.57       $19.33
                                                            ======         ======       =======        ======       ======
Total Return+ .........................................     (40.79)%       (22.95)%      (58.66)%      156.56%       54.96%
Ratios to Average Net Assets(1):
Expenses ...............................................      1.40%          1.10%         0.89%         0.89%        1.01%
Net investment income (loss) ...........................     (0.45)%         0.22%        (0.07)%       (0.58)%      (0.51)%
Supplemental Data:
Net assets, end of period, in thousands ................    $5,337        $27,603       $21,638       $17,994       $2,440
Portfolio turnover rate ................................        92%           144%          213%          282%         419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Information Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Information Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Information Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 9, 2003

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION


Independent Trustees:

                                                         Term of
                                                       Office and
                                       Position(s)      Length of
       Name, Age and Address of         Held with         Time
         Independent Trustee            Registrant       Served*           Principal Occupation(s) During Past 5 Years
------------------------------------- ------------- ----------------    ------------------------------------------------
Michael Bozic (62)                    Trustee       Since               Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        April 1994          Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                     formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                           (December 1998-October 2000), Chairman and
New York, NY                                                            Chief Executive Officer of Levitz Furniture
                                                                        Corporation (November 1995-November 1998)
                                                                        and President and Chief Executive Officer of
                                                                        Hills Department Stores (May 1991-July 1995);
                                                                        formerly variously Chairman, Chief Executive
                                                                        Officer, President and Chief Operating Officer
                                                                        (1987-1991) of the Sears Merchandise Group
                                                                        of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Trustee       Since               Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                             January 1993        Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                           United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                      and Chairman, Senate Banking Committee
Salt Lake City, UT                                                      (1980-1986); formerly Mayor of Salt Lake City,
                                                                        Utah (1971-1974), Astronaut, Space Shuttle
                                                                        Discovery (April 12-19, 1985) and Vice
                                                                        Chairman, Huntsman Corporation (chemical
                                                                        company); member of the Utah Regional
                                                                        Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Trustee       Since               Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        September 1997      Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                     formerly associated with the Allstate
1675 Broadway                                                           Companies (1966-1994), most recently as
New York, NY                                                            Chairman of The Allstate Corporation
                                                                        (March 1993-December 1994) and Chairman
                                                                        and Chief Executive Officer of its wholly-owned
                                                                        subsidiary, Allstate Insurance Company
                                                                        (July 1989-December 1994).


                                             Number of
                                           Portfolios in
                                               Fund
                                              Complex
       Name, Age and Address of              Overseen
         Independent Trustee                by Trustee**              Other Directorships Held by Trustee
-------------------------------------      --------------      ------------------------------------------------
Michael Bozic (62)                           123               Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                           123               Director of Franklin Covey (time management
c/o Summit Ventures LLC                                        systems), BMW Bank of North America, Inc.
1 Utah Center                                                  (industrial loan corporation), United Space
201 S. Main Street                                             Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                             and the Boeing Company) and Nuskin Asia
                                                               Pacific (multilevel marketing); member of the
                                                               board of various civic and charitable
                                                               organizations.

Wayne E. Hedien (68)                         123               Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                                   mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                            Chairman of The Field Museum of Natural
1675 Broadway                                                  History; director of various other business and
New York, NY                                                   charitable organizations.

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION continued


                                                         Term of
                                                       Office and
                                         Position(s)    Length of
        Name, Age and Address of          Held with       Time
          Independent Trustee             Registrant     Served*         Principal Occupation(s) During Past 5 Years
--------------------------------------- ------------- ------------    -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since           Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991       or Trustee of the Morgan Stanley Funds and
2099 Pennsylvania Avenue, N.W.                                        TCW/DW Term Trust 2003; Senior Partner,
Suite 950                                                             Johnson Smick International, Inc., a consulting
Washington, D.C.                                                      firm; Co-Chairman and a founder of the Group
                                                                      of Seven Council (G7C), an international
                                                                      economic commission; formerly Vice Chairman
                                                                      of the Board of Governors of the Federal
                                                                      Reserve System and Assistant Secretary of the
                                                                      U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since           Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991       Director or Trustee of the Morgan Stanley
445 Park Avenue                                                       Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                          trustee of various investment companies
                                                                      managed by Morgan Stanley Investment
                                                                      Management Inc. and Morgan Stanley
                                                                      Investments LP (since July 2001); General
                                                                      Partner, Triumph Capital, L.P., a private
                                                                      investment partnership; formerly Vice
                                                                      President, Bankers Trust Company and BT
                                                                      Capital Corporation (1984-1988).

                                              Number of
                                            Portfolios in
                                                Fund
                                               Complex
        Name, Age and Address of              Overseen
          Independent Trustee                by Trustee**            Other Directorships Held by Trustee
---------------------------------------     --------------     ----------------------------------------------
Dr. Manuel H. Johnson (53)                    123              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                          Chairman and Trustee of the Financial
2099 Pennsylvania Avenue, N.W.                                 Accounting Foundation (oversight organization
Suite 950                                                      of the Financial Accounting Standards Board);
Washington, D.C.                                               Director of RBS Greenwich Capital Holdings
                                                               (financial holding company).

Michael E. Nugent (66)                        214              Director of various business organizations.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION continued


Interested Trustees:


                                                          Term of
                                                        Office and
                                     Position(s)         Length of
   Name, Age and Address of           Held with            Time
      Interested Trustee              Registrant          Served*            Principal Occupation(s) During Past 5 Years
------------------------------ ----------------------- ------------      ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since             Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       and Trustee             July 1991         Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,                                             2003; formerly Chairman, Chief Executive
Plaza Two,                                                               Officer and Director of the Investment Manager,
Jersey City, NJ                                                          the Distributor and Morgan Stanley Services,
                                                                         Executive Vice President and Director of
                                                                         Morgan Stanley DW, Chairman and Director of
                                                                         the Transfer Agent, and Director and/or officer
                                                                         of various Morgan Stanley subsidiaries (until
                                                                         June 1998) and Chief Executive Officer of the
                                                                         Morgan Stanley Funds and the TCW/DW Term
                                                                         Trusts (until September 2002).

James F. Higgins (54)          Trustee                 Since             Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust                               June 2000         Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                             June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                                                               (since August 2000); Director of the Distributor
Jersey City, NJ                                                          and Dean Witter Realty Inc.; Director of AXA
                                                                         Financial, Inc. and The Equitable Life Assurance
                                                                         Society of the United States (financial services);
                                                                         previously President and Chief Operating
                                                                         Officer of the Private Client Group of Morgan
                                                                         Stanley (May 1999-August 2000), President
                                                                         and Chief Operating Officer of Individual
                                                                         Securities of Morgan Stanley
                                                                         (February 1997-May 1999).

Philip J. Purcell (59)         Trustee                 Since             Director or Trustee of the Morgan Stanley
1585 Broadway                                          April 1994        Funds and TCW/DW Term Trust 2003;
New York, NY                                                             Chairman of the Board of Directors and Chief
                                                                         Executive Officer of Morgan Stanley and
                                                                         Morgan Stanley DW; Director of the Distributor;
                                                                         Chairman of the Board of Directors and Chief
                                                                         Executive Officer of Novus Credit Services Inc.;
                                                                         Director and/or officer of various Morgan
                                                                         Stanley subsidiaries.


                                      Number of
                                    Portfolios in
                                        Fund
                                       Complex
   Name, Age and Address of           Overseen
      Interested Trustee             by Trustee**            Other Directorships Held by Trustee
------------------------------      --------------      --------------------------------------------
Charles A. Fiumefreddo (69)           123               None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)                 123               None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)                123               Director of American Airlines, Inc.
1585 Broadway                                           and its parent company, AMR Corporation.
New York, NY
Philip J. Purcell (59)
1585 Broadway
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        Term of
                                                       Office and
                                   Position(s)         Length of
   Name, Age and Address of         Held with             Time
       Executive Officer            Registrant          Served*
------------------------------ ------------------- -----------------
Mitchell M. Merin (49)         President and       President since
1221 Avenue of the Americas    Chief Executive     May 1999 and
New York, NY                   Officer             Chief Executive
                                                   Officer since
                                                   September 2002

Barry Fink (48)                Vice President,     Since
1221 Avenue of the Americas    Secretary and       February 1997
New York, NY                   General Counsel

Joseph J. McAlinden (60)       Vice President      Since
1221 Avenue of the Americas                        July 1995
New York, NY

Ronald E. Robison (64)         Vice President      Since
1221 Avenue of the Americas                        October 1998
New York, NY

Thomas F. Caloia (57)          Treasurer           Since
c/o Morgan Stanley Trust                           April 1989
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Francis Smith (37)             Vice President      Since
c/o Morgan Stanley Trust       and Chief           September 2002
Harborside Financial Center,   Financial Officer
Plaza Two,
Jersey City, NJ

   Name, Age and Address of
       Executive Officer                               Principal Occupation(s) During Past 5 Years
------------------------------ ------------------------------------------------------------------------------------------
Mitchell M. Merin (49)         President and Chief Operating Officer of Morgan Stanley Investment Management (since
1221 Avenue of the Americas    December 1998); President, Director (since April 1997) and Chief Executive Officer (since
New York, NY                   June 1998) of the Investment Manager and Morgan Stanley Services; Chairman, Chief
                               Executive Officer and Director of the Distributor (since June 1998); Chairman (since
                               June 1998) and Director (since January 1998) of the Transfer Agent; Director of various
                               Morgan Stanley subsidiaries; President (since May 1999) and Chief Executive Officer
                               (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trust 2003;
                               Trustee (since December 1999) and President and Chief Executive Officer (since October
                               2002) of the Van Kampen Open-End Funds and President and Chief Executive Officer
                               (since December 2002) of the Van Kampen Closed-End Funds; previously Chief Strategic
                               Officer of the Investment Manager and Morgan Stanley Services and Executive Vice
                               President of the Distributor (April 1997-June 1998), Vice President of the Morgan Stanley
                               Funds and the TCW/DW Term Trusts (May 1997-April 1999), and Executive Vice President
                               of Morgan Stanley.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director (since December 2000) of
1221 Avenue of the Americas    Morgan Stanley Investment Management; Managing Director (since December 2000), and
New York, NY                   Director (since July 1998) of the Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice President, Secretary and General Counsel
                               of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since February 1997);
                               Managing Director, Director and Secretary of the Distributor; previously, Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services
                               (February 1997 - December 2001).

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the Investment Manager, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Morgan Stanley Investments LP; Director of the
New York, NY                   Transfer Agent; Chief Investment Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Managing Director, Chief Administrative Officer and Director (since February 1999) of the
1221 Avenue of the Americas    Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director
New York, NY                   of the Transfer Agent; previously Managing Director of the TCW Group Inc.

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Manager, the Distributor and Morgan Stanley Services; previously First Vice President of
Harborside Financial Center,   the Investment Manager, the Distributor and Morgan Stanley Services; Treasurer of the
Plaza Two                      Morgan Stanley Funds.
Jersey City, NJ

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan Stanley Funds and TCW/DW Term
c/o Morgan Stanley Trust       Trust 2003 (since September 2002); Executive Director of the Investment Manager and
Harborside Financial Center,   Morgan Stanley Services (since December 2001); previously Vice President of the
Plaza Two,                     Investment Manager and Morgan Stanley Services (August 2000-November 2001) and
Jersey City, NJ                Senior Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).

------------
 *   Each Officer serves an indefinite term, until his or her successor is elected.
                                       25

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell


OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]



37929RPT-10898E03-ANP-5/03


[MORGAN STANLEY LOGO]


[GRAPHIC OMITTED]


Annual Report
March 31, 2003

MORGAN STANLEY




Morgan Stanley Technology Fund

A mutual fund that seeks long-term capital appreciation

[GRAPHIC OMITTED]





                          Prospectus |  October 30, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE.........................................  1

                            PRINCIPAL INVESTMENT STRATEGIES..............................  1

                            PRINCIPAL RISKS..............................................  2

                            PAST PERFORMANCE.............................................  4

                            FEES AND EXPENSES............................................  6

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION...................  7

                            ADDITIONAL RISK INFORMATION..................................  8

                            FUND MANAGEMENT..............................................  9

                            LEGAL PROCEEDINGS............................................  9

Shareholder Information     PRICING FUND SHARES.......................................... 10

                            HOW TO BUY SHARES............................................ 10

                            HOW TO EXCHANGE SHARES....................................... 12

                            HOW TO SELL SHARES........................................... 13

                            DISTRIBUTIONS................................................ 15

                            TAX CONSEQUENCES............................................. 16

                            SHARE CLASS ARRANGEMENTS..................................... 16

Financial Highlights        ............................................................. 25

Morgan Stanley Funds        .............................................. INSIDE BACK COVER



                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

[GRAPHIC OMITTED]
    INVESTMENT OBJECTIVE
----------------------------
Morgan Stanley Technology Fund seeks long-term capital appreciation.

[GRAPHIC OMITTED]
    PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------

[sidebar]

CAPITAL APPRECIATION
An investment objective having the
goal of selecting securities with the
potential to rise in price rather than
pay out income.
[end sidebar]

The Fund will normally invest at least 80% of its assets in common stocks of companies of any asset size engaged in technology and technology-related industries. These include a wide range of industries such as computers; software and peripheral products; electronics; communications equipment and services; internet; telecommunications; entertainment; multimedia; and information services. A company will be considered engaged in technology or technology-related industries if it derives at least 50% of its revenues or earnings from those industries or it devotes at least 50% of its assets to those industries.

The Fund may invest up to 35% of its net assets in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depositary receipts, that are listed in the U.S. on a national securities exchange.

When selecting investments for the Fund's portfolio, the Fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., extensively researches technology trends in order to identify particular sectors and issuers it views to have strong growth prospects. The Sub-Advisor first seeks to identify sectors that are expected to benefit from anticipated shifts in fundamental patterns in the technology and technology-related industries. The Sub-Advisor then looks to invest in issuers that are believed to be leaders in their respective industries, with strong management teams, reasonable valuations relative to growth prospects and whose competitors face barriers to market entry. In deciding whether to sell a particular security, the Sub-Advisor considers a number of factors, including changing technology trends, unfavorable earnings revisions or estimates, negative fundamental information, excessive market valuations in relation to growth prospects, changes in the issuer's financial condition or industry position, and general economic and market conditions.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund's assets may be invested in fixed-income, convertible and preferred securities. The Fund may also utilize forward currency contracts.

In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.


[GRAPHIC OMITTED]
    PRINCIPAL RISKS
----------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Technology-Oriented Companies. Because of the concentration of the Fund's investments in companies that are involved in technology and technology-related industries, the value of the Fund's shares may be substantially more volatile than the share value of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Small & Medium Capitalization Companies. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Certain foreign securities in which the Fund may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with its fixed-income and convertible securities investments and forward currency contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.



[GRAPHIC OMITTED]
    PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance
of the Fund's Class B shares over
the past calendar year.
[end sidebar]

                         ANNUAL TOTAL RETURNS -- CALENDAR YEAR

                               [GRAPHIC OMITTED]


                                                       -48.06%
                      ----------------------------------------
                                                         2001


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2002 was -59.28%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 42.12% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -45.52% (quarter ended March 31, 2001).

[sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's
average annual total returns with
those of a broad measure of market
performance over time. The Fund's
returns include the maximum
applicable sales charge for each
Class and assume you sold your
shares at the end of each period
(unless otherwise noted).
[end sidebar]


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                                               LIFE OF FUND
                                            PAST 1 YEAR     (SINCE 10/27/00)
--------------------------------------------------------------------------------
  Class A                                    -50.34%            -56.88%
--------------------------------------------------------------------------------
  Class C                                    -48.58%            -55.25%
--------------------------------------------------------------------------------
  Class D                                    -47.46%            -54.77%
--------------------------------------------------------------------------------
  Class B - Returns Before Taxes             -50.66%            -56.78%
--------------------------------------------------------------------------------
  Class B - Returns After Taxes on
  Distributions(1)                           -50.66%            -56.78%
--------------------------------------------------------------------------------
  Class B - Returns After Taxes on
  Distributions and Sale of Fund Shares      -30.85%            -44.69%
--------------------------------------------------------------------------------
  S&P 500 Index(2)                           -11.88%            -13.30%
--------------------------------------------------------------------------------

(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The Standard & Poor's 500 Index (S&P 500 (Registered Tracemark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from Class B shares returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]
    FEES AND EXPENSES
--------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



[sidebar]
SHAREHOLDER FEES
These fees are paid directly from
your investment.
[end sidebar]

[sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from
the Fund's assets and are based on
expenses paid for the fiscal period
ended August 31, 2002.
[end sidebar]


                                                     CLASS A      CLASS B      CLASS C     CLASS D
----------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)     None        None        None
----------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)      5.00%(3)    1.00%(4)    None
----------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
  Management fee                                       1.00%        1.00%       1.00%       1.00%
----------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                0.25%        1.00%       1.00%       None
----------------------------------------------------------------------------------------------------
  Other expenses                                       0.51%        0.51%       0.51%       0.51%
----------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                 1.76%        2.51%       2.51%       1.51%
----------------------------------------------------------------------------------------------------

(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
---------------------------------------------------------------------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------
 Class A       $694      $1,050      $1,429       $2,489       $694      $1,050      $1,429      $2,489
---------------------------------------------------------------------------------------------------------
 Class B       $754      $1,082      $1,535       $2,846       $254      $  782      $1,335      $2,846
---------------------------------------------------------------------------------------------------------
 Class C       $354      $  782      $1,335       $2,846       $254      $  782      $1,335      $2,846
---------------------------------------------------------------------------------------------------------
 Class D       $154      $  477      $  824       $1,802       $154      $  477      $  824      $1,802
---------------------------------------------------------------------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


[GRAPHIC OMITTED]
    ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Convertible Securities and Fixed-Income Securities. The Fund may invest up to 20% of its assets in convertible securities, preferred securities, U.S. government securities, fixed-income securities issued by foreign governments and international organizations and investment grade corporate debt securities (including zero coupon securities).

Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rate during the past fiscal periods. A portfolio turnover rate of 100%, for example, is equivalent to the Fund buying and selling all of its securities one time during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]
    ADDITIONAL RISK INFORMATION
-----------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed income securities.

Forward Currency Contracts. Participation in forward currency contracts also involves risks. If the Sub-Advisor employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility.

[GRAPHIC OMITTED]
     FUND MANAGEMENT
-------------------------
[sidebar]
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely
recognized as a leader in the mutual
fund industry and together with
Morgan Stanley Services Company
Inc., its wholly-owned subsidiary, had
approximately $120 billion in assets
under management as of
September 30, 2002.
[end sidebar]

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Sub-Advisor, together with its institutional investment management affiliates, manages approximately $370 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed by the Large Cap Growth and Small/Mid Cap Growth teams of the Sub-Advisor. Current members of these teams include Alexander L. Umansky, an Executive Director of the Investment Manager, and Dennis Lynch, an Executive Director of the Sub-Advisor.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 1.0% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of this fee.


LEGAL PROCEEDINGS

Beginning July 31, 2002, several purported class action complaints were filed against Morgan Stanley, the Fund, the Investment Manager and certain subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of the Technology Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business, and that the desire to obtain investment banking business influenced decisions by the Investment Manager.


The Fund and Morgan Stanley believe these lawsuits have no merit.

Shareholder Information


[GRAPHIC OMITTED]
    PRICING FUND SHARES
---------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]
    HOW TO BUY SHARES
--------------------------

[sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley
Funds and would like to contact a
Financial Advisor, call toll-free
1-866-MORGAN8 for the telephone
number of the Morgan Stanley office
nearest you. You may also access
our office locator on our Internet
site at: www.morganstanley.com/funds
[end sidebar]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar]
EASYINVESTSM
A purchase plan that allows you to
transfer money automatically from
your checking or savings account or
from a Money Market Fund on a
semi-monthly, monthly or quarterly
basis. Contact your Morgan Stanley
Financial Advisor for further
information about this service.
[end sidebar]


MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------
                                                     MINIMUM INVESTMENT
                                                   -----------------------
INVESTMENT OPTIONS                                  INITIAL    ADDITIONAL
------------------------------------------------------------------------------
  Regular Accounts                                   $1,000       $100
------------------------------------------------------------------------------
  Individual Retirement Accounts                     $1,000       $100
------------------------------------------------------------------------------
  Coverdell Education Savings Account                $  500       $100
------------------------------------------------------------------------------
  EasyInvest(SM)                                    $  100*      $100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Technology Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
    HOW TO EXCHANGE SHARES
--------------------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (fund subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Funds in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
    HOW TO SELL SHARES
--------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
[GRAPHIC OMITTED]  ---------------------------------------------------------------------------------------------
                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   ---------------------------------------------------------------------------------------------

OPTIONS           PROCEDURES
-------------------------------------------------------------------------------------------------------------------
                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                  --------------------------------------------------------------------------------------------------
                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                  --------------------------------------------------------------------------------------------------
                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic        If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan   $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED] fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                  --------------------------------------------------------------------------------------------------
                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                  section of this Prospectus.
                  --------------------------------------------------------------------------------------------------
                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]
    DISTRIBUTIONS
--------------------
[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund
distributions automatically invested
in other Classes of Fund shares or
Classes of another Morgan Stanley
Fund that you own. Contact your
Morgan Stanley Financial Advisor for
further information about this service.
[end sidebar]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
     TAX CONSEQUENCES
-------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

 o   The Fund makes distributions; and

 o   You sell Fund shares, including an exchange to another Morgan Stanley
Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]
     SHARE CLASS ARRANGEMENTS
----------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fees applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
A         Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                    0.25%
-------------------------------------------------------------------------------------------------------------
B         Maximum 5.0% CDSC during the first year decreasing to 0% after six years.             1.00%
-------------------------------------------------------------------------------------------------------------
C         1.0% CDSC during first year                                                           1.00%
-------------------------------------------------------------------------------------------------------------
D         None                                                                                  None
-------------------------------------------------------------------------------------------------------------

CLASS A SHARES          Class A shares are sold at net asset value plus an
initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when
purchasing Class A shares that is
based on a percentage of the
offering price. The percentage
declines based upon the dollar value
of Class A shares you purchase. We
offer three ways to reduce your
Class A sales charges -- the
Combined Purchase Privilege, Right
of Accumulation and Letter of Intent.
[end sidebar]

                                                  FRONT-END SALES CHARGE
--------------------------------------------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                  5.54%
--------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                  4.99%
--------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                  4.17%
--------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                  3.09%
--------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.50%                  2.56%
--------------------------------------------------------------------------------------
  $500,000 but less than $1 million           2.00%                  2.04%
--------------------------------------------------------------------------------------
  $1 million and over                         0.00%                  0.00%
--------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:


o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES          Class B shares are offered at net asset value with no
initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares
of certain Morgan Stanley Funds
purchased without an initial sales
charge. This fee declines the longer
you hold your shares as set forth in
the table.
[end sidebar]

                                             CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE              OF AMOUNT REDEEMED
------------------------------------------------------------------------
  First                                              5.0%
------------------------------------------------------------------------
  Second                                             4.0%
------------------------------------------------------------------------
  Third                                              3.0%
------------------------------------------------------------------------
  Fourth                                             2.0%
------------------------------------------------------------------------
  Fifth                                              2.0%
------------------------------------------------------------------------
  Sixth                                              1.0%
------------------------------------------------------------------------
  Seventh and thereafter                             None
------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007).

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES          Class C shares are sold at net asset value with no
initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The
CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A.

Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES          Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS      If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)    The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Class A Shares
--------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                              FOR THE YEAR      OCTOBER 27, 2000*
                                                 ENDED               THROUGH
                                            AUGUST 31, 2002      AUGUST 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period           $  3.74              $ 10.00
--------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss[+/+]                       (0.05)               (0.05)
   Net realized and unrealized loss               (1.72)               (6.21)
                                               --------           ----------
 Total loss from investment operations            (1.77)               (6.26)
--------------------------------------------------------------------------------
 Net asset value, end of period                 $  1.97              $  3.74
--------------------------------------------------------------------------------
 TOTAL RETURN+                                   (47.33)%             (62.60)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                          1.76%                1.54%(2)
--------------------------------------------------------------------------------
 Net investment loss                              (1.65)%              (1.11)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $20,302              $46,680
--------------------------------------------------------------------------------
 Portfolio turnover rate                            100%                  95%(1)
--------------------------------------------------------------------------------

   *   Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1)   Not annualized.

 (2)   Annualized.

 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
                                                                 FOR THE PERIOD
                                              FOR THE YEAR      OCTOBER 27, 2000*
                                                 ENDED               THROUGH
                                            AUGUST 31, 2002      AUGUST 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 3.71              $ 10.00
--------------------------------------------------------------------------------
 Loss from investment operations:

   Net investment loss[+/+]                       (0.08)               (0.09)

   Net realized and unrealized loss               (1.69)               (6.20)
                                               --------           ----------
 Total loss from investment operations            (1.77)               (6.29)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $ 1.94              $  3.71
--------------------------------------------------------------------------------
 TOTAL RETURN+                                   (47.71)%             (62.90)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                          2.51%                2.32%(2)
--------------------------------------------------------------------------------
 Net investment loss                              (2.40)%              (1.89)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $205,338             $433,330
--------------------------------------------------------------------------------
 Portfolio turnover rate                            100%                  95%(1)
--------------------------------------------------------------------------------

  *     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1)    Not annualized.

 (2)    Annualized.

 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
--------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                              FOR THE YEAR      OCTOBER 27, 2000*
                                                 ENDED               THROUGH
                                            AUGUST 31, 2002      AUGUST 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 3.71              $ 10.00
--------------------------------------------------------------------------------
 Loss from investment operations:

   Net investment loss[+/+]                       (0.08)               (0.09)

   Net realized and unrealized loss               (1.70)               (6.20)
                                               --------           ----------

 Total loss from investment operations            (1.78)               (6.29)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $ 1.93               $ 3.71
--------------------------------------------------------------------------------
 TOTAL RETURN+                                   (47.98)%             (62.90)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                          2.51%                2.32%(2)
--------------------------------------------------------------------------------
 Net investment loss                              (2.40)%              (1.89)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $31,960              $73,111
--------------------------------------------------------------------------------
 Portfolio turnover rate                            100%                  95%(1)
--------------------------------------------------------------------------------

   *    Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1)    Not annualized.

 (2)    Annualized.

 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
--------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                              FOR THE YEAR      OCTOBER 27, 2000*
                                                 ENDED               THROUGH
                                            AUGUST 31, 2002      AUGUST 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 3.74              $ 10.00
--------------------------------------------------------------------------------
 Loss from investment operations:

   Net investment loss[+/+]                       (0.05)               (0.05)

   Net realized and unrealized loss               (1.71)               (6.21)
                                               --------           ----------

 Total loss from investment operations            (1.76)               (6.26)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $ 1.98               $ 3.74
--------------------------------------------------------------------------------
 TOTAL RETURN+                                   (47.06)%             (62.60)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                          1.51%                1.32%(2)
--------------------------------------------------------------------------------
 Net investment loss                              (1.40)%              (0.89)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands         $9,089              $26,122
--------------------------------------------------------------------------------
 Portfolio turnover rate                            100%                  95%(1)
--------------------------------------------------------------------------------

  *     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1)    Not annualized.

 (2)    Annualized.

 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O     GLOBAL/INTERNATIONAL FUNDS

       European Growth Fund

       Fund of Funds - International Portfolio

       Global Advantage Fund

       Global Dividend Growth Securities

       Global Utilities Fund

       International Fund

       International SmallCap Fund

       International Value Equity Fund

       Japan Fund

       Latin American Growth Fund

       Pacific Growth Fund


 O     GROWTH FUNDS

       21st Century Trend Fund

       Aggressive Equity Fund

       All Star Growth Fund

       American Opportunities Fund

       Biotechnology Fund

       Capital Opportunities Trust

       Developing Growth Securities Trust

       Financial Services Trust

       Growth Fund

       Health Sciences Trust

       Information Fund

       KLD Social Index Fund

       Market Leader Trust

       Mid-Cap Value Fund

       Nasdaq-100 Index Fund

       Natural Resource Development
        Securities

       New Discoveries Fund

       Next Generation Trust

       Small-Mid Special Value Fund

       Special Growth Fund

       Special Value Fund

       Tax-Managed Growth Fund

       Technology Fund


 O     GROWTH + INCOME FUNDS


       Balanced Growth Fund

       Balanced Income Fund

       Convertible Securities Trust

       Dividend Growth Securities

       Equity Fund

       Fund of Funds - Domestic Portfolio

       Fundamental Value Fund

       Income Builder Fund

       Real Estate Fund

       S&P 500 Index Fund

       Strategist Fund

       Total Market Index Fund

       Total Return Trust

       Utilities Fund

       Value Fund

       Value-Added Market Series -
        Equity Portfolio


 O     INCOME FUNDS

       Diversified Income Trust

       Federal Securities Trust

       High Yield Securities

       Intermediate Income Securities

       Limited Duration Fund (NL)

       Limited Duration U.S. Treasury Trust

       Liquid Asset Fund (MM)

       U.S. Government Money Market Trust (MM)

       U.S. Government Securities Trust



 O     TAX-FREE INCOME FUNDS


       California Tax-Free Daily Income Trust (MM)

       California Tax-Free Income Fund

       Hawaii Municipal Trust (FSC)

       Limited Term Municipal Trust (NL)

       Multi-State Municipal Series Trust (FSC)

       New York Municipal Money Market Trust (MM)

       New York Tax-Free Income Fund

       Tax-Exempt Securities Trust

       Tax-Free Daily Income Trust (MM)


--------------------------------------------------------------------------------

  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                                  MORGAN STANLEY


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of this document, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                                             TEKAX
------------------------------------------------------------
  Class B:                                             TEKBX
------------------------------------------------------------
  Class C:                                             TEKCX
------------------------------------------------------------
  Class D:                                             TEKDX
------------------------------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9983)
CLF# 39854PRO


Morgan Stanley
Technology Fund

A mutual fund that seeks
long-term capital appreciation

Prospectus | October 30, 2002

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003

Dear Shareholder:

Following a broad-based market decline during the third quarter of 2002, stocks rebounded strongly as the year came to a close. Lead by the technology sector, most notably semiconductor, software and telecommunications, the market posted its largest gains in October and November. Positive third-quarter earnings announcements and a 50-basis point rate cut by the Federal Reserve added to the rally in stocks. In addition, mid-term election results, which saw the Republican party increase its House majority and gain control of the Senate, proved to be yet another positive contributor to the upward momentum.

However, stocks gave back some of their gains during December and January. Escalating geopolitical uncertainty with respect to Iraq and North Korea cast a long shadow over the markets. Oil and energy prices moved up sharply, fed by the increasing tensions with Iraq and the strike in Venezuela. And the positive consumer psychology, a mainstay of the economy, now faced the news of a six-percent unemployment level reaching an eight-year high.

Performance and Portfolio Strategy

For the six-month period ended February 28, 2003, Morgan Stanley Technology Fund's Class A, B, C and D shares posted total returns of -1.02 percent, -1.55 percent, -1.55 percent and -1.01 percent, respectively. During the same period, the Standard & Poor's 500 Index* (S&P 500) returned -7.29 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

Our strategy over the last six months was to attempt to be more defensive in the face of extreme market volatility and poor conditions for the technology sector. In retrospect, the moves we made were correct but were not enough to offset the Fund's exposure to higher beta, premium valuation, lower capitalization names. The Fund's sector weightings were fairly stable over the period. The largest exposure was to semiconductors, mainly because of their ability to stay profitable even through the worst of the economic downturn. Although there was an inventory build in the first quarter 2002 that benefited the sector, subsequent weakness was driven by the lack of end demand. Going into the end of 2002, inventories were again lean, and we believe

---------------------
*The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003 continued

semiconductors are a necessary component for every area of technology, regardless of which area leads the recovery. We increased the Fund's exposure to semiconductors in the fourth quarter of 2002.

The Fund's second largest exposure was in software. During the period, software was the largest contributor to performance due to stock selection. We believe that software is a highly leveraged growth play, as there are no inventories to maintain and the businesses are highly scaleable as a result. We favored companies involved in smaller deal sizes because large contracts were virtually non-existent. The Fund also had exposure to enterprise software, specifically in the areas of security and integration. We believe that both corporate and government spending should be positive for selected software companies we added to the portfolio in the fourth quarter.

Throughout the period, the Fund was underweighted toward telecommunications, with the exception of its exposure to Cisco. In our view, the workout in telecommunications will take several years, and there still is an excess of capacity and players that impedes recovery in this area. We do not see any indications that capital expenditures will pick up any time soon. There was strength in wireless in the fourth quarter, and the Fund did participate in this through selected semiconductor names and, to a lesser extent, wireless operators.

Looking Ahead

As we look to 2003, our outlook is mixed. With geopolitical uncertainties still tainting investor psychology, as well as a slow, drawn-out recovery in information technology spending, company fundamentals are still not where we would like to see them. On a positive note, we believe valuations are becoming more attractive in certain subsectors, which may represent an opportunity to buy stock in quality technology companies having sustainable business models and the leadership to bring the sector out of its sustained downturn. We remain optimistic that technology will remain a key focus of business investment and that companies offering productivity-enhancing technology will be highly leveraged to the ensuing economic recovery.

On February 18, 2003, the Fund's management was assumed by the Investment Manager's Sector Funds Equity/Information team. Current members of the team include Armon Bar-Tur, Executive Director; and Thomas Bergeron, Vice President.

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003 continued

We appreciate your ongoing support of Morgan Stanley Technology Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Technology Fund
FUND PERFORMANCE - FEBRUARY 28, 2003

         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                 CLASS A SHARES*
--------------------------------------------------
1 Year                      (37.70)%(1) (40.97)%(2)
Since Inception (10/27/00)  (50.30)%(1) (51.43)%(2)
                 CLASS B SHARES**
--------------------------------------------------
1 Year                      (38.39)%(1) (41.47)%(2)
Since Inception (10/27/00)  (50.74)%(1) (51.38)%(2)
                 CLASS C SHARES+
--------------------------------------------------
1 Year                      (38.71)%(1) (39.32)%(2)
Since Inception (10/27/00)  (50.85)%(1) (50.85)%(2)
                 CLASS D SHARES++
--------------------------------------------------
1 Year                      (37.58)%(1)
Since Inception (10/27/00)  (50.19)%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum CDSC for Class C is 1.0% for shares redeemed
     within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED)

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Common Stocks (97.0%)
              Advertising/Marketing
              Services (0.4%)
   35,000     Getty Images, Inc.*......  $  1,027,250
                                         ------------
              Aerospace & Defense
              (2.1%)
  108,000     Lockheed Martin Corp. ...     4,937,760
                                         ------------
              Biotechnology (6.0%)
  108,432     Amgen Inc.*..............     5,924,724
  326,824     Bruker Daltonics,
               Inc.*...................     1,127,543
   89,793     Celgene Corp.*...........     1,966,556
  263,000     Exelixis, Inc.*..........     1,517,510
   43,100     MedImmune, Inc.*.........     1,293,431
   10,200     NPS Pharmaceuticals,
               Inc.*...................       177,072
  113,693     Regeneron
               Pharmaceuticals,
               Inc.*...................     2,085,130
                                         ------------
                                           14,091,966
                                         ------------
              Broadcasting (1.2%)
   44,600     Radio One, Inc. (Class
               D)*.....................       612,804
   91,000     USA Interactive*.........     2,232,230
                                         ------------
                                            2,845,034
                                         ------------
              Cable/Satellite TV (0.4%)
   28,800     Comcast Corp. (Class
               A)*.....................       841,536
                                         ------------
              Computer Communications
              (2.8%)
  346,750     Cisco Systems, Inc.*.....     4,847,565
  243,268     Finisar Corp.*...........       231,105
   75,650     McDATA Corp. (Class
               A)*.....................       627,895
   41,000     NetScreen Technologies,
               Inc.*...................       800,730
                                         ------------
                                            6,507,295
                                         ------------
              Computer Peripherals
              (3.2%)
  433,364     EMC Corp.*...............     3,202,560
  187,880     Network Appliance,
               Inc.*...................     1,995,286
   54,000     Storage Technology
               Corp.*..................     1,249,020
   18,000     Zebra Technologies Corp.
               (Class A)*..............     1,135,440
                                         ------------
                                            7,582,306
                                         ------------

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Computer Processing
              Hardware (3.1%)
   44,100     Cray, Inc. ..............  $    376,173
  169,029     Dell Computer Corp.*.....     4,557,022
  120,750     Hewlett-Packard Co. .....     1,913,887
  108,000     Sun Microsystems,
               Inc.*...................       371,520
                                         ------------
                                            7,218,602
                                         ------------
              Data Processing Services
              (2.4%)
  116,000     Affiliated Computer
               Services, Inc. (Class
               A)*.....................     5,200,280
   22,000     BISYS Group, Inc.
               (The)*..................       344,080
                                         ------------
                                            5,544,360
                                         ------------
              Electrical Products
              (0.7%)
  108,000     American Power Conversion
               Corp.*..................     1,689,120
                                         ------------
              Electronic Components
              (2.9%)
   26,500     Amphenol Corp. (Class
               A)*.....................     1,080,935
   17,000     Hutchinson Technology
               Inc.*...................       367,880
  149,800     QLogic Corp.*............     5,304,418
                                         ------------
                                            6,753,233
                                         ------------
              Electronic Distributors
              (0.8%)
   44,100     CDW Computer Centers,
               Inc.*...................     1,925,406
                                         ------------
              Electronic Equipment/
              Instruments (0.6%)
   54,000     Coherent, Inc.*..........     1,057,320
   14,000     Nam Tai Electronics, Inc.
               (Hong Kong).............       371,700
                                         ------------
                                            1,429,020
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Electronic Production
              Equipment (4.4%)
  108,050     Applied Materials,
               Inc.*...................  $  1,402,489
  108,145     KLA-Tencor Corp.*........     3,866,184
  108,000     Lam Research Corp.*......     1,439,640
  128,441     Novellus Systems,
               Inc.*...................     3,744,055
                                         ------------
                                           10,452,368
                                         ------------
              Financial Publishing/
              Services (0.9%)
  108,000     SunGard Data Systems
               Inc.*...................     2,125,440
                                         ------------
              Information Technology
              Services (7.8%)
  121,500     Anteon International
               Corp.*..................     2,792,070
  108,000     Computer Sciences
               Corp.*..................     3,376,080
  108,000     International Business
               Machines Corp. .........     8,418,600
  123,800     PeopleSoft, Inc.*........     2,116,980
   31,000     SRA International, Inc.
               (Class A)...............       791,740
  108,000     Unisys Corp.*............     1,000,080
                                         ------------
                                           18,495,550
                                         ------------
              Internet Software/
              Services (2.9%)
  107,973     BEA Systems, Inc.*.......     1,049,498
  108,000     Siebel Systems, Inc.*....       932,040
  217,500     VeriSign, Inc.*..........     1,676,925
  750,000     Vignette Corp.*..........     1,140,000
   96,179     Yahoo! Inc.*.............     2,005,332
                                         ------------
                                            6,803,795
                                         ------------
              Media Conglomerates
              (0.5%)
  108,000     AOL Time Warner Inc.*....     1,222,560
                                         ------------

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Medical Specialties
              (3.2%)
  108,000     Medtronic, Inc. .........  $  4,827,600
   83,000     Millipore Corp.*.........     2,777,180
                                         ------------
                                            7,604,780
                                         ------------
              Other Consumer Services
              (1.0%)
   49,110     Apollo Group, Inc. (Class
               A)*.....................     2,275,757
                                         ------------
              Packaged Software (24.5%)
  108,015     Adobe Systems, Inc. .....     2,970,412
  108,000     BMC Software, Inc.*......     2,095,200
   27,800     Hyperion Solutions
               Corp.*..................       715,572
  237,780     Informatica Corp.*.......     1,526,548
   12,192     Mercury Interactive
               Corp.*..................       395,630
  129,000     Micromuse Inc.*..........       752,070
  946,004     Microsoft Corp. .........    22,420,295
  373,000     Network Associates,
               Inc.*...................     5,520,400
  794,699     Oracle Corp.*............     9,504,600
  200,985     Quest Software, Inc.*....     1,985,732
  134,500     Red Hat, Inc.*...........       792,205
  108,100     SAP AG (ADR)
               (Germany)*..............     2,259,290
   97,644     Symantec Corp.*..........     3,954,582
  232,459     TIBCO Software Inc.*.....     1,099,531
  107,552     VERITAS Software
               Corp.*..................     1,831,611
                                         ------------
                                           57,823,678
                                         ------------
              Pharmaceuticals: Other
              (0.1%)
    7,400     Teva Pharmaceutical
               Industries Ltd. (ADR)
               (Israel)................       279,572
                                         ------------
              Recreational Products
              (2.4%)
  107,700     Electronic Arts Inc.*....     5,686,560
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Semiconductors (16.4%)
   80,000     Advanced Micro Devices,
               Inc.*...................  $    439,200
  152,285     Altera Corp.*............     1,908,131
  108,000     Analog Devices, Inc.*....     3,149,280
   99,000     Broadcom Corp. (Class
               A)*.....................     1,433,520
  593,800     Intel Corp. .............    10,243,050
  238,895     Intersil Corp. (Class
               A)*.....................     3,738,707
  107,750     Linear Technology
               Corp. ..................     3,304,692
  180,000     Marvell Technology Group
               Ltd. (Bermuda)*.........     3,708,000
  127,500     Maxim Integrated
               Products, Inc. .........     4,403,850
   50,000     Micrel, Inc.*............       492,000
  103,000     Microchip Technology
               Inc. ...................     2,621,350
  108,000     Micron Technology,
               Inc.*...................       862,920
  108,425     Xilinx, Inc.*............     2,482,933
                                         ------------
                                           38,787,633
                                         ------------
              Telecommunication
              Equipment (5.7%)
   15,100     Advanced Fibre
               Communications, Inc.*...       240,845
   54,000     Harris Corp. ............     1,617,840
  694,800     Lucent Technologies
               Inc.*...................     1,139,472
  108,000     Nokia Corp. (ADR)
               (Finland)*..............     1,428,840
  340,900     Nortel Networks Corp.
               (Canada)*...............       732,935
  124,323     QUALCOMM Inc.*...........     4,299,089
  160,000     RF Micro Devices,
               Inc.*...................     1,046,400
  160,200     UTStarcom, Inc.*.........     2,912,436
                                         ------------
                                           13,417,857
                                         ------------

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Wireless
              Telecommunications (0.6%)
  236,800     AT&T Wireless Services
               Inc.*...................  $  1,399,488
                                         ------------
              Total Common Stocks
               (Cost $312,346,752).....   228,767,926
                                         ------------
PRINCIPAL
AMOUNT IN
-----------
              Short-Term Investment (2.8%)
              Repurchase Agreement
 $  6,643     Joint repurchase
               agreement account 1.36%
               due 03/03/03 (dated
               02/28/03; proceeds
               $6,643,753) (a)
               (Cost $6,643,000).......     6,643,000
                                         ------------

Total Investments
(Cost $318,989,752) (b).....    99.8%     235,410,926
Other Assets in Excess of
Liabilities.................     0.2          523,930
                               -----     ------------
Net Assets..................   100.0%    $235,934,856
                               =====     ============

---------------
   ADR American Depository Receipt.
   *   Non-income producing security.
   (a)  Collateralized by federal agency and U.S. Treasury obligations.
   (b) The aggregate cost for federal income tax purposes is $389,295,104. The aggregate gross unrealized appreciation is $3,498,749 and the aggregate gross unrealized depreciation is $157,382,927 resulting in net unrealized depreciation of $153,884,178.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 28, 2003 (unaudited)

Assets:
Investments in securities, at value
 (cost $318,989,752).................  $   235,410,926
Receivable for:
    Investments sold.................       43,537,345
    Dividends........................          108,592
    Shares of beneficial interest
     sold............................          101,903
Prepaid expenses and other assets....           80,859
                                       ---------------
    Total Assets.....................      279,239,625
                                       ---------------
Liabilities:
Payable for:
    Investments purchased............       42,411,313
    Shares of beneficial interest
     redeemed........................          457,585
    Investment management fee........          181,204
    Distribution fee.................          164,980
Accrued expenses.....................           89,687
Contingencies (Note 7)...............        --
                                       ---------------
    Total Liabilities................       43,304,769
                                       ---------------
    Net Assets.......................  $   235,934,856
                                       ===============
Composition of Net Assets:
Paid-in-capital......................  $ 1,398,142,490
Net unrealized depreciation..........      (83,578,826)
Net investment loss..................       (3,157,486)
Accumulated net realized loss........   (1,075,471,322)
                                       ---------------
    Net Assets.......................  $   235,934,856
                                       ===============
Class A Shares:
Net Assets...........................      $17,721,776
Shares Outstanding (unlimited
 authorized, $.01 par value).........        9,105,452
    Net Asset Value Per Share........            $1.95
                                                 =====
    Maximum Offering Price Per Share,
     (net asset value plus 5.54% of
     net asset value)................            $2.06
                                                 =====
Class B Shares:
Net Assets...........................     $182,281,252
Shares Outstanding (unlimited
 authorized, $.01 par value).........       95,357,181
    Net Asset Value Per Share........            $1.91
                                                 =====
Class C Shares:
Net Assets...........................      $28,279,169
Shares Outstanding (unlimited
 authorized, $.01 par value).........       14,868,852
    Net Asset Value Per Share........            $1.90
                                                 =====
Class D Shares:
Net Assets...........................       $7,652,659
Shares Outstanding (unlimited
 authorized, $.01 par value).........        3,911,524
    Net Asset Value Per Share........            $1.96
                                                 =====

Statement of Operations
For the six months ended February 28, 2003 (unaudited)

Net Investment Loss:

Income
Dividends..............................  $     215,462
Interest...............................         26,344
                                         -------------
    Total Income.......................        241,806
                                         -------------
Expenses
Investment management fee..............      1,239,991
Distribution fee (Class A shares)......         23,326
Distribution fee (Class B shares)......        955,754
Distribution fee (Class C shares)......        146,365
Transfer agent fees and expenses.......        885,365
Shareholder reports and notices........         54,665
Professional fees......................         38,972
Registration fees......................         32,923
Custodian fees.........................          9,781
Trustees' fees and expenses............          6,279
Other..................................          5,871
                                         -------------
    Total Expenses.....................      3,399,292
                                         -------------
    Net Investment Loss................     (3,157,486)
                                         -------------
Net Realized and Unrealized Gain
 (Loss):
Net realized loss......................   (130,577,854)
Net change in unrealized
 depreciation..........................    128,587,439
                                         -------------
    Net Loss...........................     (1,990,415)
                                         -------------
Net Decrease...........................  $  (5,147,901)
                                         =============

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED
                                                              FEBRUARY 28, 2003       ENDED
                                                                                  AUGUST 31, 2002
                                                                -------------      -------------
                                                                 (unaudited)
Increase (Decrease) In Net Assets:

Operations:
Net Investment loss.........................................    $  (3,157,486)     $ (11,033,092)
Net realized loss...........................................     (130,577,854)      (408,037,298)
Net change in unrealized depreciation.......................      128,587,439        158,223,428
                                                                -------------      -------------
    Net Decrease............................................       (5,147,901)      (280,848,962)
Net decrease from transactions in shares of beneficial
  interest..................................................      (25,606,395)       (51,706,927)
                                                                -------------      -------------
    Net Decrease............................................      (30,754,296)      (312,553,889)
Net Assets:
Beginning of period.........................................      266,689,152        579,243,041
                                                                -------------      -------------
End of Period
(Including a net investment loss of $3,157,486 and $0,
respectively)...............................................    $ 235,934,856      $ 266,689,152
                                                                =============      =============


                       See Notes to Financial Statements

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Technology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies of any asset size engaged in technology and technology-related industries. The Fund was organized as a Massachusetts business trust on June 14, 2000 and commenced operations on October 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $55,098,353 at February 28, 2003.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.98%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $531,296 and $3,227, respectively and received $3,195 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 2003 aggregated $167,230,442, and $203,057,813, respectively.

For the six months ended February 28, 2003, the Fund incurred $7,191 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At February 28, 2003, the Fund had transfer agent fees and expenses payable of approximately $25,200.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:


                                                          FOR THE SIX                  FOR THE YEAR
                                                          MONTHS ENDED                     ENDED
                                                       FEBRUARY 28, 2003              AUGUST 31, 2002
                                                   --------------------------   ---------------------------
                                                          (unaudited)
                                                     SHARES         AMOUNT        SHARES         AMOUNT
                                                   -----------   ------------   -----------   -------------
CLASS A SHARES
Sold.............................................    1,624,599   $  3,176,190     3,093,502   $   9,766,147
Redeemed.........................................   (2,816,928)    (5,370,883)   (5,280,732)    (17,450,389)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class A...........................   (1,192,329)    (2,194,693)   (2,187,230)     (7,684,242)
                                                   -----------   ------------   -----------   -------------
CLASS B SHARES
Sold.............................................    5,965,560     11,663,896    28,876,946      95,755,441
Redeemed.........................................  (16,271,653)   (30,659,628)  (39,915,573)   (122,157,534)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class B...........................  (10,306,093)   (18,995,732)  (11,038,627)    (26,402,093)
                                                   -----------   ------------   -----------   -------------
CLASS C SHARES
Sold.............................................      735,409      1,426,921     3,635,631      11,409,732
Redeemed.........................................   (2,398,500)    (4,539,945)   (6,793,756)    (21,736,036)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class C...........................   (1,663,091)    (3,113,024)   (3,158,125)    (10,326,304)
                                                   -----------   ------------   -----------   -------------
CLASS D SHARES
Sold.............................................      587,500      1,163,867     1,790,179       5,633,253
Redeemed.........................................   (1,268,012)    (2,466,813)   (4,176,572)    (12,927,541)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class D...........................     (680,512)    (1,302,946)   (2,386,393)     (7,294,288)
                                                   -----------   ------------   -----------   -------------
Net decrease in Fund.............................  (13,842,025)  $(25,606,395)  (18,770,375)  $ (51,706,927)
                                                   ===========   ============   ===========   =============


6. Federal Income Tax Status

At August 31, 2002, the Fund had a net capital loss carryover of approximately $562,409,000 which will be available through August 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $316,003,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

7. Litigation


Beginning on July 31, 2002, several purported class action complaints were filed against Morgan Stanley, the Morgan Stanley Technology Fund, Morgan Stanley Investment Management, Inc. and

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

certain subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of the Technology Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business and that the desire to obtain investment banking business influenced decisions by the Fund manager.

The Fund and Morgan Stanley believe these lawsuits have no merit, and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period........................        $ 1.97             $ 3.74             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss[+/+]................................         (0.02)             (0.05)             (0.05)
    Net realized and unrealized loss........................         (0.00)             (1.72)             (6.21)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.02)             (1.77)             (6.26)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.95             $ 1.97             $ 3.74
                                                                    ======             ======             ======

Total Return+...............................................         (1.02)%(1)        (47.33)%           (62.60)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          2.08 %(2)          1.76 %             1.54 %(2)

Net investment loss.........................................         (1.88)%(2)         (1.65)%            (1.11)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................       $17,722            $20,302            $46,680

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
 [+/+] The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period........................        $ 1.94             $ 3.71             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss[+/+]................................         (0.03)             (0.08)             (0.09)
    Net realized and unrealized loss........................         (0.00)             (1.69)             (6.20)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.03)             (1.77)             (6.29)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.91             $ 1.94             $ 3.71
                                                                    ======             ======             ======

Total Return+...............................................         (1.55)%(1)        (47.71)%           (62.90)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          2.83 %(2)          2.51 %             2.32 %(2)

Net investment loss.........................................         (2.63)%(2)         (2.40)%            (1.89)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................      $182,281           $205,338           $433,330

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
 [+/+] The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period........................        $ 1.93             $ 3.71             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss[+/+]................................         (0.02)             (0.08)             (0.09)
    Net realized and unrealized loss........................         (0.01)             (1.70)             (6.20)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.03)             (1.78)             (6.29)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.90             $ 1.93             $ 3.71
                                                                    ======             ======             ======

Total Return+...............................................         (1.55)%(1)        (47.98)%           (62.90)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          2.81 %(2)          2.51 %             2.32 %(2)

Net investment loss.........................................         (2.61)%(2)         (2.40)%            (1.89)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................       $28,279            $31,960            $73,111

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
 [+/+] The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period........................        $ 1.98             $ 3.74             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss[+/+]................................         (0.02)             (0.05)             (0.05)
    Net realized and unrealized loss........................         (0.00)             (1.71)             (6.21)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.02)             (1.76)             (6.26)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.96             $ 1.98             $ 3.74
                                                                    ======             ======             ======

Total Return+...............................................         (1.01)%(1)        (47.06)%           (62.60)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          1.83 %(2)          1.51 %             1.32 %(2)

Net investment loss.........................................         (1.63)%(2)         (1.40)%            (0.89)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................        $7,653             $9,089            $26,122

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
 [+/+] The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO OMITTED]

[GRAPHIC OMITTED]

MORGAN STANLEY
TECHNOLOGY FUND

Semiannual Report
February 28, 2003


39854RPT-10533D03-AP-4/03

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS [ ] AUGUST 31, 2002

Dear Shareholder:

Domestic equities endured a very difficult period during the 12 months ended August 31, 2002, as a number of stock market indices approached or sank below their September 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services. Accounting concerns continued to be at the forefront of investors' minds, amid a number of headline scandals and bankruptcies. Further exacerbating the negative market sentiment were weak corporate profits, earnings warnings, a lack of encouraging forward guidance and concerns about geopolitical conflict overseas and terrorism. During the period under review, the technology-heavy Nasdaq 100 Index was down more than 35.88 percent.


Performance and Portfolio Strategy

For the 12-month period ended August 31, 2002, Morgan Stanley Technology Fund's Class A, B, C and D shares posted total returns of -47.33 percent, -47.71 percent, -47.98 percent and -47.06 percent, respectively. During the same period, the broad-based Standard & Poor's 500 Index (S&P 500 Index) returned -17.98 percent. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. The accompanying chart compares the Fund's performance to that of the S&P 500 Index.

The Fund, which invests substantially in common stocks of companies of any asset size engaged in technology and technology-related industries, underperformed the broad-based S&P 500 Index. As mentioned, technology was particularly hit hard during the period under review. The primary detractor was semiconductors, which was the largest sector weighting in the portfolio. Semiconductor stocks declined primarily as a result of soft demand, particularly for personal computers. In our view, most of the damage in the semiconductor sector has already occurred, leaving potential for a modest recovery in the second half of this year. The second largest detractor from performance was the Fund's underweighted position in software stocks. Longer sales cycles, shorter lead times and lack of earnings visibility-as customers are simply not spending-hurt issues across the software sector, including Veritas, Siebel and Peoplesoft.


Looking Ahead

We believe the current mentality around corporate integrity and accounting is particularly harmful for the technology sector because many tech companies have grown through acquisition and have complex accounting practices. The accounting scandals to date have been focused on companies whose accounting and results were difficult to rationalize even during the boom times, and the purge that is occurring

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS [ ] AUGUST 31, 2002 continued

should, in our view, ultimately be good news for investors. We believe that the time will come when investors regain confidence in the integrity and competency of company managements, analysts and investment advisors. If history is any guide, there still needs to be a recovery in corporate earnings to prompt any pickup in capital expenditures. While there are still geopolitical and accounting concerns affecting the market, fundamentals are, in our view, starting to improve, and we believe there may currently be less downside risk than upside potential. Looking forward, we believe it is possible that potential sequential growth in earnings and revenues could be a powerful catalyst for the fourth quarter.

We appreciate your ongoing support of Morgan Stanley Technology Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
--------------------------               -------------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO












Annual Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Technology Fund
FUND PERFORMANCE [ ] AUGUST 31, 2002


[GRAPHIC OMITTED]


        Date        Class A    Class B      Class C       Class D      S&P 500
        ----        -------    -------      -------       -------      -------
October 27, 2000    $9,475     $10,000      $10,000       $10,000      $10,000
November 30, 2000   $7,021      $7,410       $7,410        $7,410       $9,545
February 28, 2001   $5,211      $5,490       $5,490        $5,500       $9,028
   May 31, 2001     $4,728      $4,970       $4,970        $4,990       $9,173
 August 31, 2001    $3,544      $3,710       $3,710        $3,740       $8,307
November 30, 2001   $3,771      $3,950       $3,950        $3,990       $8,379
February 28, 2002   $2,966      $3,100       $3,100        $3,140       $8,169
   May 31, 2002     $2,596      $2,710       $2,700        $2,750       $7,904
 August 31, 2002    $1,867 (3)  $1,862 (3)   $1,930 (3)    $1,980 (3)   $6,813


--Class A       --Class B       --Class C       --Class D       --S&P 500 (4)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

          AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------


                           Class A Shares*
----------------------------------------------------------------------
1 Year                         (47.33)%(1)         (50.09)%(2)
Since Inception (10/27/00)     (58.59)%(1)         (59.79)%(2)


                           Class B Shares**
----------------------------------------------------------------------
1 Year                         (47.71)%(1)         (50.32)%(2)
Since Inception (10/27/00)     (58.93)%(1)         (59.83)%(2)


                           Class C Shares+
----------------------------------------------------------------------
1 Year                         (47.98)%(1)         (48.50)%(2)
Since Inception (10/27/00)     (59.05)%(1)         (59.05)%(2)


                Class D Shares++
----------------------------------------------------------------------
1 Year                         (47.06)%(1)
Since Inception (10/27/00)     (58.48)%(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on August 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS [ ] AUGUST 31, 2002




      NUMBER OF
       SHARES                                                     VALUE
--------------------                                         ----------------
                       Common Stocks (100.0%)
                       Biotechnology (7.2%)
   98,432              Amgen Inc.* .......................   $  4,432,393
  351,524              Bruker Daltonics, Inc.* ...........      1,627,556
   89,793              Celgene Corp.* ....................      1,560,602
  311,600              Exelixis, Inc.* ...................      1,539,304
  127,470              Gilead Sciences, Inc.* ............      4,089,238
   84,986              IDEC Pharmaceuticals Corp.*........      3,414,738
   23,700              MedImmune, Inc.* ..................        608,142
   30,000              Millennium Pharmaceuticals, Inc.* .        367,800
  107,493              Regeneron Pharmaceuticals, Inc.* ..      1,660,767
                                                             ------------
                                                               19,300,540
                                                             ------------
                       Computer Communications (10.3%)
  160,224              Brocade Communications
                       Systems, Inc.* ....................      2,318,441
1,167,750              Cisco Systems, Inc.* ..............     16,138,305
  231,961              Emulex Corp.* .....................      3,915,502
  234,324              Extreme Networks, Inc.* ...........      2,209,675
  686,536              Finisar Corp.* ....................        946,733
   54,000              Juniper Networks, Inc.* ...........        392,580
  130,200              McDATA Corp. (Class A)* ...........      1,246,014
  398,514              Redback Networks Inc.* ............        406,484
                                                             ------------
                                                               27,573,734
                                                             ------------
                       Computer Peripherals (6.4%)
  813,114              EMC Corp.* ........................      5,496,651
  407,380              Network Appliance, Inc.* ..........      3,886,405
  225,026              QLogic Corp.* .....................      7,549,622
                                                             ------------
                                                               16,932,678
                                                             ------------
                       Computer Processing Hardware (4.6%)
  276,629              Dell Computer Corp.* ..............      7,363,864
1,328,063              Sun Microsystems, Inc.* ...........      4,900,552
                                                             ------------
                                                               12,264,416
                                                             ------------
                       Data Processing Services (4.3%)
   61,496              Affiliated Computer Services,
                       Inc. (Class A)* ...................      2,736,572
   44,100              BISYS Group, Inc. (The)* ..........      1,123,668
  372,400              Concord EFS, Inc.* ................      7,600,684
                                                             ------------
                                                               11,460,924
                                                             ------------
                       Electronic Distributors (0.2%)
    9,750              CDW Computer Center, Inc.*.........   $    418,470
                                                             ------------
                       Electronic Components (6.3%)
   21,500              Amphenol Corp. (Class A)* .........        834,630
  217,881              Flextronics International, Ltd.
                         (Singapore)* ....................      2,063,333
   85,200              Jabil Circuit, Inc.* ..............      1,594,092
1,162,462              Kopin Corp.* ......................      7,218,889
  315,650              SanDisk Corp.* ....................      5,116,687
                                                             ------------
                                                               16,827,631
                                                             ------------
                       Electronic Production Equipment (3.3%)
  217,900              Applied Materials, Inc.* ..........      2,911,144
   49,876              Celestica Inc.* ...................      1,145,652
   51,300              Cymer, Inc.* ......................      1,241,460
   36,895              KLA-Tencor Corp.* .................      1,212,739
   98,441              Novellus Systems, Inc.* ...........      2,407,867
                                                             ------------
                                                                8,918,862
                                                             ------------
                       Financial Publishing/Services (0.5%)
   55,300              Sungard Data Systems Inc.*.........      1,363,145
                                                             ------------
                       Information Technology Services (0.3%)
   18,000              Electronic Data Systems Corp.              724,680
                                                             ------------
                       Internet Software/Services (2.2%)
  244,667              Ariba, Inc.* ......................        538,267
  334,373              BEA Systems, Inc.* ................      2,043,019
   56,516              Check Point Software
                       Technologies Ltd. (Israel)*........        946,700
1,644,392              Vignette Corp.* ...................      1,463,509
   96,179              Yahoo! Inc.* ......................        989,682
                                                             ------------
                                                                5,981,177
                                                             ------------
                       Other Consumer Services (0.3%)
   16,950              Apollo Group, Inc. (Class A)*......        709,019
                                                             ------------
                       Packaged Software (22.4%)
  104,015              Adobe Systems, Inc. ...............      2,090,702
  205,000              Computer Associates
                       International, Inc. ...............      2,296,000
  346,080              Informatica Corp.* ................      1,585,046
  179,981              Intuit Inc.* ......................      8,032,552

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS [ ] AUGUST 31, 2002 continued




      NUMBER OF
       SHARES                                                     VALUE
--------------------                                         ---------------
    120,792            Mercury Interactive Corp.* ........   $  3,069,325
    430,952            Microsoft Corp.* ..................     21,151,124
    492,799            Oracle Corp.* .....................      4,725,942
    274,285            Quest Software, Inc.* .............      2,841,593
    234,450            Rational Software Corp.* ..........      1,594,260
     56,189            SAP AG (ADR) (Germany) ............      1,081,638
    128,944            Symantec Corp.* ...................      3,687,798
    513,218            TIBCO Software Inc.* ..............      2,160,648
    342,152            VERITAS Software Corp.* ...........      5,539,441
                                                             ------------
                                                               59,856,069
                                                             ------------
                       Semiconductors (25.0%)
    340,237            Agere Systems, Inc.
                         (Class A)* ......................        540,977
    452,071            Altera Corp.* .....................      4,841,680
    128,538            Analog Devices, Inc.* .............      3,097,766
     69,786            Broadcom Corp. (Class A)* .........      1,150,771
    665,528            Conexant Systems, Inc.* ...........        984,981
     95,700            Cypress Semiconductor Corp.* ......      1,007,721
    323,939            Integrated Device Technology, Inc.*      4,285,713
    830,617            Intel Corp. .......................     13,846,385
    449,545            Intersil Corp. (Class A)* .........      7,606,301
    130,450            Linear Technology Corp. ...........      3,420,399
    363,532            LSI Logic Corp.* ..................      2,664,690
    293,600            Marvell Technology Group Ltd.
                       (Bermuda)* ........................      5,596,016
     71,900            Maxim Integrated Products, Inc.* ..      2,272,759
    128,785            Micrel, Inc.* .....................      1,423,074
    283,828            Skyworks Solutions, Inc.* .........      1,192,078
    325,020            Texas Instruments, Inc. ...........      6,402,894
    437,800            TranSwitch Corp.* .................        288,948
    277,473            TriQuint Semiconductor, Inc.*......      1,470,607
    681,040            Vitesse Semiconductor Corp.* ......        905,783
    173,725            Xilinx, Inc.* .....................      3,356,367
                                                             ------------
                                                               66,355,910
                                                             ------------
                       Telecommunication Equipment (6.5%)
    411,700            Lucent Technologies Inc.* .........        712,241
    662,950            Motorola, Inc. ....................      7,955,400
    735,600            Nortel Networks Corp. (Canada)* ...        772,380
     73,900            Powerwave Technologies, Inc.* .....   $    458,180
    219,723            QUALCOMM Inc.* ....................      6,088,524
    167,800            RF Micro Devices, Inc.* ...........      1,122,582
    215,481            Sonus Networks Inc.* ..............        162,042
                                                             ------------
                                                               17,271,349
                                                             ------------
                       Wireless Telecommunications (0.2%)
    128,900            AT&T Wireless Services Inc.*.......        636,766
                                                             ------------
                       Total Common Stocks
                       (Cost $478,761,635)................    266,595,370
                                                             ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
                       Short-Term Investment (0.1%)
                       Repurchase Agreement

$    266               Joint repurchase agreement
                       account 1.875% due
                       09/03/02 (dated 08/30/02;
                       proceeds $266,055) (a)
                       (Cost $266,000)...................         266,000
                                                             ------------


Total Investments
(Cost $479,027,635) (b).........               100.1%         266,861,370

Liabilities in Excess of Other
Assets .........................               ( 0.1)            (172,218)
                                               -----         ------------
Net Assets .....................               100.0%        $266,689,152
                                               =====         ============

---------------------------
ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $549,332,987. The aggregate gross unrealized appreciation is $3,351,255 and the aggregate gross unrealized depreciation is $285,822,872, resulting in net unrealized depreciation of $282,471,617.


                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2002



Assets:
Investments in securities, at value
 (cost $479,027,635)..............................................    $  266,861,370
Cash .............................................................            80,086
Receivable for:
  Investments sold ...............................................         1,330,802
  Shares of beneficial interest sold .............................           248,035
  Dividends ......................................................            16,612
Prepaid expenses and other assets ................................            58,717
                                                                      --------------
  Total Assets ...................................................       268,595,622
                                                                      --------------
Liabilities:
Payable for:
  Investments purchased ..........................................         1,088,873
  Shares of beneficial interest redeemed .........................           246,926
  Investment management fee ......................................           235,063
  Distribution fee ...............................................           213,658
Accrued expenses and other payables ..............................           121,950
Contingencies (Note 7) ...........................................                 -
                                                                      --------------
  Total Liabilities ..............................................         1,906,470
                                                                      --------------
  Net Assets .....................................................    $  266,689,152
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $1,423,748,885
Net unrealized depreciation ......................................      (212,166,265)
Accumulated net realized loss ....................................      (944,893,468)
                                                                      --------------
  Net Assets .....................................................    $  266,689,152
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $   20,302,484
Shares Outstanding (unlimited authorized, $.01 par value).........        10,297,781
  Net Asset Value Per Share ......................................             $1.97
                                                                               =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................             $2.08
                                                                               =====
Class B Shares:
Net Assets .......................................................    $  205,337,905
Shares Outstanding (unlimited authorized, $.01 par value).........       105,663,274
  Net Asset Value Per Share ......................................             $1.94
                                                                               =====
Class C Shares:
Net Assets .......................................................    $   31,959,772
Shares Outstanding (unlimited authorized, $.01 par value).........        16,531,943
  Net Asset Value Per Share ......................................             $1.93
                                                                               =====
Class D Shares:
Net Assets .......................................................    $    9,088,991
Shares Outstanding (unlimited authorized, $.01 par value).........         4,592,036
  Net Asset Value Per Share ......................................             $1.98
                                                                               =====



                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended August 31, 2002



Net Investment Loss:
Income
Dividends (net of $5,617 foreign withholding tax).........     $      306,182
Interest .................................................            210,464
                                                               --------------
  Total Income ...........................................            516,646
                                                               --------------
Expenses
Investment management fee ................................          4,793,786
Distribution fee (Class A shares) ........................             90,563
Distribution fee (Class B shares) ........................          3,660,833
Distribution fee (Class C shares) ........................            576,545
Transfer agent fees and expenses .........................          2,003,910
Registration fees ........................................            175,016
Shareholder reports and notices ..........................            112,214
Custodian fees ...........................................             46,478
Professional fees ........................................             43,223
Offering costs ...........................................             25,955
Trustees' fees and expenses ..............................              7,527
Other ....................................................             13,688
                                                               --------------
  Total Expenses .........................................         11,549,738
                                                               --------------
  Net Investment Loss ....................................        (11,033,092)
                                                               --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss ........................................       (408,037,298)
Net change in unrealized depreciation ....................        158,223,428
                                                               --------------
  Net Loss ...............................................       (249,813,870)
                                                               --------------
Net Decrease .............................................     $ (260,846,962)
                                                               ==============



                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                             FOR THE PERIOD
                                                                            FOR THE YEAR    OCTOBER 27, 2000*
                                                                               ENDED             THROUGH
                                                                           AUGUST 31, 2002    AUGUST 31, 2001
                                                                          ----------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ....................................................... $(11,033,092)     $ (13,414,326)
Net realized loss ......................................................... (408,037,298)      (536,856,170)
Net change in unrealized depreciation .....................................  158,223,428       (370,389,693)
                                                                            ------------      --------------
  Net Decrease ............................................................ (260,846,962)      (920,660,189)
Net increase (decrease) from transactions in shares of beneficial interest   (51,706,927)     1,499,803,230
                                                                            ------------      --------------
  Net Increase (Decrease) ................................................. (312,553,889)       579,143,041
Net Assets:
Beginning of period .......................................................  579,243,041            100,000
                                                                            ------------      --------------
End of Period ............................................................. $266,689,152      $ 579,243,041
                                                                            ============      ==============

------------
*  Commencement of operations.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2002

1. Organization and Accounting Policies

Morgan Stanley Technology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies of any asset size engaged in technology and technology-related industries. The Fund was organized as a Massachusetts business trust on June 14, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on October 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2002 continued

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Offering Costs - The Investment Manager incurred offering costs on behalf of the Fund in the amount of $162,490 which was reimbursed by the Fund for the full amount thereof. Such expenses had been deferred and were fully amortized as of October 27, 2001.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2002 continued

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B
- 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $55,451,742 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2002 continued

shares of $4,055, $2,041,190 and $41,158, respectively and received $171,797 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2002 aggregated $457,474,671, and $513,969,869, respectively.

For the year ended August 31, 2002, the Fund incurred $5,785 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $14,200.


5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:



                                                                               FOR THE PERIOD
                                             FOR THE YEAR                   OCTOBER 27, 2000*
                                                ENDED                            THROUGH
                                           AUGUST 31, 2002                   AUGUST 31, 2001
                                   -------------------------------- ----------------------------------
                                        SHARES          AMOUNT            SHARES            AMOUNT
                                   --------------- ----------------  ---------------- -----------------
CLASS A SHARES
Sold .............................     3,093,502    $    9,766,147       26,826,810    $  246,814,946
Redeemed .........................    (5,280,732)      (17,450,389)     (14,344,299)     (115,144,357)
                                      ----------    --------------      -----------    --------------
Net increase (decrease) - Class A     (2,187,230)       (7,684,242)      12,482,511       131,670,589
                                      ----------    --------------      -----------    --------------
CLASS B SHARES
Sold .............................    28,876,946        95,755,441      140,771,308     1,228,875,522
Redeemed .........................   (39,915,573)     (122,157,534)     (24,071,907)     (129,843,884)
                                     -----------    --------------      -----------    --------------
Net increase (decrease) - Class B    (11,038,627)      (26,402,093)     116,699,401     1,099,031,638
                                     -----------    --------------      -----------    --------------
CLASS C SHARES
Sold .............................     3,635,631        11,409,732       25,104,740       226,471,270
Redeemed .........................    (6,793,756)      (21,736,036)      (5,417,172)      (30,958,980)
                                     -----------    --------------      -----------    --------------
Net increase (decrease) - Class C     (3,158,125)      (10,326,304)      19,687,568       195,512,290
                                     -----------    --------------      -----------    --------------
CLASS D SHARES
Sold .............................     1,790,179         5,633,253       10,701,853        94,621,295
Redeemed .........................    (4,176,572)      (12,927,541)      (3,725,924)      (21,032,582)
                                     -----------    --------------      -----------    --------------
Net increase (decrease) - Class D     (2,386,393)       (7,294,288)       6,975,929        73,588,713
                                     -----------    --------------      -----------    --------------
Net increase (decrease) in Fund ..   (18,770,375)   $  (51,706,927)     155,845,409    $1,499,803,230
                                     ===========    ==============      ===========    ==============

------------
*  Commencement of operations.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2002 continued

6. Federal Income Tax Status

At August 31, 2002, the Fund had a net capital loss carryover of approximately $562,409,000 which will be available through August 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $316,003,000 during fiscal 2002.

At August 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $11,033,092.


7. Litigation

Beginning July 31, 2002, several purported class action complaints were filed against Morgan Stanley, the Morgan Stanley Technology Fund, Morgan Stanley Investment Management, Inc. and certain subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of the Technology Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business, and that the desire to obtain investment banking business influenced decisions by the Fund manager.

The Fund and Morgan Stanley believe these lawsuits have no merit.

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE PERIOD
                                                      FOR THE YEAR       OCTOBER 27, 2000*
                                                         ENDED                THROUGH
                                                    AUGUST 31, 2002       AUGUST 31, 2001
                                                   -----------------     ------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period . ............     $  3.74             $ 10.00
                                                        -------             -------
Loss from investment operations:
 Net investment loss++ ............................       (0.05)              (0.05)
 Net realized and unrealized loss .. ..............       (1.72)              (6.21)
                                                        -------             -------
Total loss from investment operations .............       (1.77)              (6.26)
                                                        -------             -------
Net asset value, end of period ....................     $  1.97             $  3.74
                                                        =======             =======
Total Return+ .....................................      (47.33)%            (62.60)%(1)
Ratios to Average Net Assets(3):
Expenses . ........................................        1.76 %              1.54 %(2)
Net investment loss . .............................       (1.65)%             (1.11)%(2)
Supplemental Data:
Net assets, end of period, in thousands . .........     $20,302             $46,680
Portfolio turnover rate . .........................         100 %                95 %(1)

------------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE PERIOD
                                                       FOR THE YEAR      OCTOBER 27, 2000*
                                                          ENDED               THROUGH
                                                     AUGUST 31, 2002      AUGUST 31, 2001
                                                    -----------------   ------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period .,............      $   3.71           $  10.00
                                                         --------           --------
Loss from investment operations:
 Net investment loss++ ............................         (0.08)             (0.09)
 Net realized and unrealized loss .................         (1.69)             (6.20)
                                                         --------           --------
Total loss from investment operations .............         (1.77)             (6.29)
                                                         --------           --------
Net asset value, end of period ....................      $   1.94           $   3.71
                                                         ========           ========
Total Return+ .....................................        (47.71)%           (62.90)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................          2.51 %             2.32 %(2)
Net investment loss ...............................         (2.40)%            (1.89)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........      $205,338           $433,330
Portfolio turnover rate . .........................           100 %               95 %(1)

------------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued



                                                                         FOR THE PERIOD
                                                      FOR THE YEAR      OCTOBER 27, 2000*
                                                         ENDED               THROUGH
                                                    AUGUST 31, 2002      AUGUST 31, 2001
                                                   -----------------   ------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..............     $  3.71             $ 10.00
                                                        -------             -------
Loss from investment operations:
 Net investment loss++ ............................       (0.08)              (0.09)
 Net realized and unrealized loss .................       (1.70)              (6.20)
                                                        -------             -------
Total loss from investment operations .............       (1.78)              (6.29)
                                                        -------             -------
Net asset value, end of period ....................     $  1.93             $  3.71
                                                        =======             =======
Total Return+ .....................................      (47.98)%            (62.90)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................        2.51 %              2.32 %(2)
Net investment loss ...............................       (2.40)%             (1.89)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........     $31,960             $73,111
Portfolio turnover rate ...........................         100 %                95 %(1)

------------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued



                                                                       FOR THE PERIOD
                                                    FOR THE YEAR      OCTOBER 27, 2000*
                                                       ENDED               THROUGH
                                                  AUGUST 31, 2002      AUGUST 31, 2001
                                                 -----------------   ------------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ............     $  3.74            $ 10.00
                                                      -------            -------
Loss from investment operations:
 Net investment loss++ ..........................       (0.05)             (0.05)
 Net realized and unrealized loss ...............       (1.71)             (6.21)
                                                      -------            -------
Total loss from investment operations ...........       (1.76)             (6.26)
                                                      -------            -------
Net asset value, end of period ..................     $  1.98            $  3.74
                                                      =======            =======
Total Return+ ...................................      (47.06)%           (62.60)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................        1.51 %             1.32 %(2)
Net investment loss .............................       (1.40)%            (0.89)%(2)
Supplemental Data:
Net assets, end of period, in thousands .........     $ 9,089            $26,122
Portfolio turnover rate .........................         100 %               95 %(1)

------------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Technology Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Technology Fund (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period October 27, 2000 (commencement of operations) through August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Technology Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period October 27, 2000 (commencement of operations) through August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2002

Morgan Stanley Technology Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:



                                                         Term of
                                                       Office and
                                       Position(s)      Length of
       Name, Age and Address of         Held with         Time
         Independent Trustee            Registrant       Served*
------------------------------------- ------------- ----------------
Michael Bozic (61)                    Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Trustee       Since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                  Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          Number of
                                                                                        Portfolios in
                                                                                            Fund
                                                                                           Complex
       Name, Age and Address of                                                           Overseen
         Independent Trustee             Principal Occupation(s) During Past 5 Years    by Trustee**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan             129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Director or Trustee of the Morgan Stanley              129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan             129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).



       Name, Age and Address of
         Independent Trustee                 Other Directorships Held by Trustee
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

Morgan Stanley Technology Fund
TRUSTEE AND OFFICER INFORMATION continued


                                                         Term of
                                                       Office and
                                         Position(s)    Length of
        Name, Age and Address of          Held with       Time
          Independent Trustee             Registrant     Served*
--------------------------------------- ------------- ------------
Dr. Manuel H. Johnson (53)              Trustee       Since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Trustee       Since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY



                                                                                            Number of
                                                                                          Portfolios in
                                                                                              Fund
                                                                                             Complex
        Name, Age and Address of                                                            Overseen
          Independent Trustee              Principal Occupation(s) During Past 5 Years    by Trustee**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director          129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and               207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).



        Name, Age and Address of
          Independent Trustee                 Other Directorships Held by Trustee
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

Morgan Stanley Technology Fund
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:





                                                          Term of
                                                        Office and
                                     Position(s)         Length of
   Name, Age and Address of           Held with            Time
      Interested Trustee              Registrant          Served*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman and Director   Since
c/o Morgan Stanley Trust       or Trustee              July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY



                                                                                    Number of
                                                                                  Portfolios in
                                                                                      Fund
                                                                                     Complex
   Name, Age and Address of                                                         Overseen
      Interested Trustee          Principal Occupation(s) During Past 5 Years     by Trustee**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the                129
c/o Morgan Stanley Trust       Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Trusts; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since                129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan Stanley              129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   Name, Age and Address of
      Interested Trustee            Other Directorships Held by Trustee
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Technology Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:





                                                       Term of
                                                      Office and
                                  Position(s)         Length of
   Name, Age and Address of        Held with             Time
      Executive Officer            Registrant          Served*
----------------------------- ------------------- -----------------
Mitchell M. Merin (49)        President and       President since
1221 Avenue of the Americas   Chief Executive     May 1999 and
New York, NY                  Officer             Chief Executive
                                                  Officer since
                                                  September 2002

Barry Fink (47)               Vice President,     Since
1221 Avenue of the Americas   Secretary and       February 1997
New York, NY                  General Counsel

Thomas F. Caloia (56)         Treasurer           Since
c/o Morgan Stanley Trust                          April 1989
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)        Vice President      Since
1221 Avenue of the Americas                       October 1998
New York, NY

Joseph J. McAlinden (59)      Vice President      Since
1221 Avenue of the Americas                       July 1995
New York, NY

Francis Smith (37)            Vice President      Since
c/o Morgan Stanley Trust      and Chief           September 2002
Harborside Financial Center   Financial Officer
Plaza Two,
Jersey City, NJ


   Name, Age and Address of
       Executive Officer                      Principal Occupation(s) During Past 5 Years
------------------------------ ------------------------------------------------------------------------
Mitchell M. Merin (49)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management (since December 1998); President, Director (since
New York, NY                   April 1997) and Chief Executive Officer (since June 1998) of the
                               Investment Manager and Morgan Stanley Services; Chairman, Chief
                               Executive Officer and Director of the Distributor (since June 1998);
                               Chairman (since June 1998) and Director (since January 1998) of the
                               Transfer Agent; Director of various Morgan Stanley subsidiaries;
                               President (since May 1999) and Chief Executive Officer (since
                               September 2002) of the Morgan Stanley Funds and TCW/DW Term
                               Trusts; Trustee of various Van Kampen investment companies (since
                               December 1999); previously Chief Strategic Officer of the
                               Investment Manager and Morgan Stanley Services and Executive
                               Vice President of the Distributor (April 1997-June 1998), Vice
                               President of the Morgan Stanley Funds (May 1997-April 1999), and
                               Executive Vice President of Morgan Stanley.

Barry Fink (47)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management;
New York, NY                   Managing Director (since December 2000), and Secretary and
                               General Counsel (since February 1997) and Director (since
                               July 1998) of the Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice President, Secretary
                               and General Counsel of the Morgan Stanley Funds and TCW/DW
                               Term Trusts (since February 1997); Vice President and Secretary of the Distributor; previously, Senior Vice President, Assistant Secretary and Assistant General Counsel of the Investment Manager and
                               Morgan Stanley Services.

Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Manager, the Distributor and Morgan Stanley Services; Treasurer of
Harborside Financial Center,   the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)         Managing Director, Chief Administrative Officer and Director (since
1221 Avenue of the Americas    February 1999) of the Investment Manager and Morgan Stanley
New York, NY                   Services and Chief Executive Officer and Director of the Transfer
                               Agent; previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Manager, Morgan Stanley Investment Management Inc. and Morgan
New York, NY                   Stanley Investments LP; Director of the Transfer Agent; Chief
                               Investment Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan Stanley
c/o Morgan Stanley Trust       Funds and the TCW/DW Term Trusts (since September 2002);
Harborside Financial Center    Executive Director of the Investment Manager and Morgan Stanley
Plaza Two,                     Services (since December 2001). Formerly, Vice President of the
Jersey City, NJ                Investment Manager and Morgan Stanley Services (August
                               2000-November 2001), Senior Manager at PricewaterhouseCoopers
                               LLP (January 1998-August 2000) and Associate-Fund
                               Administration at BlackRock Financial Management (July
                               1996-December 1997).


------------
* Each Officer serves an indefinite term, until his or her successor is elected.

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


SUB-ADVISOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus.
The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Read the prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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MORGAN STANLEY
TECHNOLOGY FUND







ANNUAL REPORT
August 31, 2002

------------------------------------------------------------------------------

                        MORGAN STANLEY INFORMATION FUND
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Information Fund ("Information") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 24, 2003, between Information and Morgan Stanley Technology Fund ("Technology") in connection with the acquisition by Information of substantially all of the assets, subject to stated liabilities, of Technology. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated July , 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Information, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is July  , 2003.

                               TABLE OF CONTENTS


                                                       PAGE
                                                       ----
INTRODUCTION ......................................     B-3
ADDITIONAL INFORMATION ABOUT INFORMATION ..........     B-3
ADDITIONAL INFORMATION ABOUT TECHNOLOGY ...........     B-4
FINANCIAL STATEMENTS ..............................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated July , 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Technology shareholders in connection with the solicitation of proxies by the Board of Trustees of Technology to be voted at the Special Meeting of shareholders of Technology to be held on September 17, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Information dated May 30, 2003 and the Statement of Additional Information of Technology dated October 30, 2002.

                   ADDITIONAL INFORMATION ABOUT INFORMATION

FUND HISTORY

     For additional information about Information's history, see "Fund History" in Information's Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Information's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Information's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Information, see "Management of the Fund" and "Investment Management and Other Services" in Information's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Information's investment manager, see "Investment Management and Other Services" in Information's Statement of Additional Information. For additional information about Information's independent auditors, see "Investment Management and Other Services" in Information's Statement of Additional Information. For additional information about other services provided to Information, see "Investment Management and Other Services" in Information's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Information's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Information, see "Capital Stock and Other Securities" in Information's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Information's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Information's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Information's policies regarding dividends and distributions and tax matters affecting Information and its shareholders, see "Taxation of the Fund and Shareholders" in Information's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Information's distributor and the distribution agreement between Information and its distributor, see "Investment Management and Other Services" and "Underwriters" in Information's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Information's performance, see "Calculation of Performance Data" in Information's Statement of Additional Information.

                    ADDITIONAL INFORMATION ABOUT TECHNOLOGY

FUND HISTORY

     For additional information about Technology's history, see "Fund History" in Technology's Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Technology's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Technology's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Technology, see "Management of the Fund" and "Investment Management and Other Services" in Technology's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Technology's investment manager, see "Investment Management and Other Services" in Technology's Statement of Additional Information. For additional information about Technology's independent auditors, see "Investment Management and Other Services" in Technology's Statement of Additional Information. For additional information about other services provided to Technology, see "Investment Management and Other Services" in Technology's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Technology's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Technology, see "Capital Stock and Other Securities" in Technology's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Technology's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Technology's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Technology's policies regarding dividends and distributions and tax matters affecting Technology and its shareholders, see "Taxation of the Fund and Shareholders" in Technology's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Technology's distributor and the distribution agreement between Technology and its distributor, see "Investment Management and Other Services" and "Underwriters" in Technology's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Technology's performance, see "Calculation of Performance Data" in Technology's Statement of Additional Information.

                             FINANCIAL STATEMENTS

     Information's most recent audited financial statements are set forth in Information's Annual Report for the fiscal year ended March 31, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Technology's most recent audited financial statements are set forth in Technology's Annual Report for the fiscal year ended August 31, 2002 and in the succeeding unaudited Semi-Annual Report for the six months ended February 28, 2003, which are incorporated by reference in the Proxy Statement and Prospectus.

     Shown below are Financial Statements for both Technology and Information and Pro Forma Financial Statements for the combined fund at March 31, 2003, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Technology and Information and pro forma figures for the combined fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Technology and Information and pro forma figures for the combined fund. The third table presents Statements of Operations (unaudited) for both Technology and Information and pro forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)

                                                             MORGAN STANLEY             MORGAN STANLEY
                                                            INFORMATION FUND           TECHNOLOGY FUND
                                                        ------------------------- --------------------------
                                                         NUMBER OF                 NUMBER OF
                                                           SHARES       VALUE        SHARES        VALUE
                                                        ----------- ------------- ----------- --------------
COMMON STOCKS AND WARRANTS (91.9%)
Advertising/Marketing Services (0.7%)
Getty Images, Inc.* ...................................    125,000   $ 3,432,500     35,000    $    961,100
                                                                     -----------               ------------
Aerospace & Defense (1.7%)
Lockheed Martin Corp. .................................    125,000     5,943,750    108,000       5,135,400
                                                                     -----------               ------------
Biotechnology (2.4%)
Amgen Inc.* ...........................................         --            --    108,432       6,240,262
Bruker Daltonics, Inc.* ...............................         --            --    326,824         977,531
Celgene Corp.* ........................................     50,000     1,304,000    110,000       2,868,800
Exelixis, Inc.* .......................................         --            --    250,000       1,665,000
MedImmune, Inc.* ......................................         --            --     43,100       1,414,973
NPS Pharmaceuticals, Inc.* ............................         --            --     10,200         157,692
Regeneron Pharmaceuticals, Inc.* ......................         --            --    113,693         854,971
                                                                     -----------               ------------
                                                                       1,304,000                 14,179,229
                                                                     -----------               ------------
Broadcasting (0.9%)
Cumulus Media, Inc. (Class A)* ........................    200,000     2,912,000         --              --
Radio One, Inc. (Class D)* ............................         --            --     44,600         590,504
USA Interactive* ......................................         --            --     91,000       2,437,890
                                                                     -----------               ------------
                                                                       2,912,000                  3,028,394
                                                                     -----------               ------------
Cable/Satellite TV (1.2%)
Comcast Corp. (Class A)* ..............................         --            --     50,000       1,429,500
Cox Communications, Inc. (Class A)* ...................    200,000     6,222,000         --              --
                                                                     -----------               ------------
                                                                       6,222,000                  1,429,500
                                                                     -----------               ------------
Computer Communications (4.2%)
3Com Corp.* ...........................................    170,000       838,100     80,000         394,400
Brocade Communications Systems, Inc.* .................    100,000       488,000         --              --
Cisco Systems, Inc.* ..................................  1,000,000    12,900,000    346,750       4,473,075
Emulex Corp.* .........................................    200,000     3,830,000     35,000         670,250
Juniper Networks, Inc.* ...............................     50,000       408,500         --              --
McDATA Corp. (Class A) ................................         --            --     50,000         429,500
NetScreen Technologies, Inc.* .........................    100,000     1,678,000     80,000       1,342,400
                                                                     -----------               ------------
                                                                      20,142,600                  7,309,625
                                                                     -----------               ------------
Computer Peripherals (1.5%)
EMC Corp.* ............................................    100,000       723,000    200,000       1,446,000
Network Appliance, Inc.* ..............................    350,000     3,916,500    187,880       2,102,377
Storage Technology Corp.* .............................         --            --     54,000       1,091,880
Zebra Technologies Corp. (Class A)* ...................         --            --     10,000         644,000
                                                                     -----------               ------------
                                                                       4,639,500                  5,284,257
                                                                     -----------               ------------
Computer Processing Hardware (4.5%)
Dell Computer Corp.* ..................................    400,000    10,924,000    169,029       4,616,182
Hewlett-Packard Co. ...................................    770,000    11,973,500    120,750       1,877,662
Sun Microsystems, Inc.* ...............................         --            --    108,000         352,080
                                                                     -----------               ------------
                                                                      22,897,500                  6,845,924
                                                                     -----------               ------------
Data Processing Services (3.5%)
Affiliated Computer Services, Inc. (Class A)* .........    400,000    17,704,000    116,000       5,134,160
                                                                     -----------               ------------
Electrical Products (0.2%)
American Power Conversion Corp.* ......................         --            --    108,000       1,537,920
                                                                     -----------               ------------
Electronic Components (1.5%)
Amphenol Corp. (Class A) ..............................         --            --     26,500       1,079,875
Flextronics International, Ltd. (Singapore)* ..........    150,000     1,308,000         --              --
Hutchinson Technology Inc.* ...........................         --            --     17,000         420,240
Qlogic Corp.* .........................................     75,000     2,785,500    120,000       4,456,800
                                                                     -----------               ------------
                                                                       4,093,500                  5,956,915
                                                                     -----------               ------------
                                                                 COMBINED
                                                        --------------------------
                                                          NUMBER OF
                                                           SHARES        VALUE
                                                        ------------ -------------
COMMON STOCKS AND WARRANTS (91.9%)
Advertising/Marketing Services (0.7%)
Getty Images, Inc.* ...................................    160,000    $ 4,393,600
                                                                      -----------
Aerospace & Defense (1.7%)
Lockheed Martin Corp. .................................    233,000     11,079,150
                                                                      -----------
Biotechnology (2.4%)
Amgen Inc.* ...........................................    108,432      6,240,262
Bruker Daltonics, Inc.* ...............................    326,824        977,531
Celgene Corp.* ........................................    160,000      4,172,800
Exelixis, Inc.* .......................................    250,000      1,665,000
MedImmune, Inc.* ......................................     43,100      1,414,973
NPS Pharmaceuticals, Inc.* ............................     10,200        157,692
Regeneron Pharmaceuticals, Inc.* ......................    113,693        854,971
                                                                      -----------
                                                                       15,483,229
                                                                      -----------
Broadcasting (0.9%)
Cumulus Media, Inc. (Class A)* ........................    200,000      2,912,000
Radio One, Inc. (Class D)* ............................     44,600        590,504
USA Interactive* ......................................     91,000      2,437,890
                                                                      -----------
                                                                        5,940,394
                                                                      -----------
Cable/Satellite TV (1.2%)
Comcast Corp. (Class A)* ..............................     50,000      1,429,500
Cox Communications, Inc. (Class A)* ...................    200,000      6,222,000
                                                                      -----------
                                                                        7,651,500
                                                                      -----------
Computer Communications (4.2%)
3Com Corp.* ...........................................    250,000      1,232,500
Brocade Communications Systems, Inc.* .................    100,000        488,000
Cisco Systems, Inc.* ..................................  1,346,750     17,373,075
Emulex Corp.* .........................................    235,000      4,500,250
Juniper Networks, Inc.* ...............................     50,000        408,500
McDATA Corp. (Class A) ................................     50,000        429,500
NetScreen Technologies, Inc.* .........................    180,000      3,020,400
                                                                      -----------
                                                                       27,452,225
                                                                      -----------
Computer Peripherals (1.5%)
EMC Corp.* ............................................    300,000      2,169,000
Network Appliance, Inc.* ..............................    537,880      6,018,877
Storage Technology Corp.* .............................     54,000      1,091,880
Zebra Technologies Corp. (Class A)* ...................     10,000        644,000
                                                                      -----------
                                                                        9,923,757
                                                                      -----------
Computer Processing Hardware (4.5%)
Dell Computer Corp.* ..................................    569,029     15,540,182
Hewlett-Packard Co. ...................................    890,750     13,851,162
Sun Microsystems, Inc.* ...............................    108,000        352,080
                                                                      -----------
                                                                       29,743,424
                                                                      -----------
Data Processing Services (3.5%)
Affiliated Computer Services, Inc. (Class A)* .........    516,000     22,838,160
                                                                      -----------
Electrical Products (0.2%)
American Power Conversion Corp.* ......................    108,000      1,537,920
                                                                      -----------
Electronic Components (1.5%)
Amphenol Corp. (Class A) ..............................     26,500      1,079,875
Flextronics International, Ltd. (Singapore)* ..........    150,000      1,308,000
Hutchinson Technology Inc.* ...........................     17,000        420,240
Qlogic Corp.* .........................................    195,000      7,242,300
                                                                      -----------
                                                                       10,050,415
                                                                      -----------

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                       MORGAN STANLEY            MORGAN STANLEY
                                                      INFORMATION FUND           TECHNOLOGY FUND               COMBINED
                                                  ------------------------- ------------------------- --------------------------
                                                   NUMBER OF                 NUMBER OF                  NUMBER OF
                                                     SHARES       VALUE        SHARES       VALUE        SHARES        VALUE
                                                  ----------- ------------- ----------- ------------- ------------ -------------
Electronic Distributors (0.3%)
CDW Computer Centers, Inc.* .....................         --         --        44,100    $ 1,799,280      44,100    $ 1,799,280
                                                               -----------               -----------                -----------
Electronic Equipment/Instruments (1.0%)
Coherent, Inc.* .................................         --            --     54,000      1,012,500      54,000      1,012,500
Nam Tal Electronics, Ins. (Hong Kong) ...........    125,000   $ 3,145,000     14,000        352,240     139,000      3,497,240
Toshiba Corp. (Japan)* ..........................    900,000     2,387,288         --             --     900,000      2,387,288
                                                               -----------               -----------                -----------
                                                                 5,532,288                 1,364,740                  6,897,028
                                                               -----------               -----------                -----------
Electronic Production Equipment (3.4%)
Applied Materials, Inc.* ........................    202,000     2,541,160    111,000      1,396,380     313,000      3,937,540
KLA-Tencor Corp.* ...............................    204,000     7,332,167    148,000      5,319,416     352,000     12,651,583
Lam Research Corp.* .............................         --            --    134,000      1,526,126     134,000      1,526,126
Novellus Systems, Inc.* .........................         --            --    158,441      4,320,686     158,441      4,320,686
                                                               -----------               -----------                -----------
                                                                 9,873,327                12,562,608                 22,435,935
                                                               -----------               -----------                -----------
Electronics/Appliances (0.3%)
Sony Corp. (Japan) ..............................     50,000     1,779,661         --             --      50,000      1,779,661
                                                               -----------               -----------                -----------
Financial Publishing/Services (3.6%)
SunGard Data Systems Inc.* ......................  1,000,000    21,300,000    108,000      2,300,400   1,108,000     23,600,400
                                                               -----------               -----------                -----------
Information Technology Services (8.9%)
Accenture Ltd. (Bermuda)* .......................    300,000     4,650,000         --             --     300,000      4,650,000
Anteon International Corp.* .....................    750,000    16,837,500    130,000      2,918,500     880,000     19,756,000
Computer Sciences Corp.* ........................    100,000     3,255,000    108,000      3,515,400     208,000      6,770,400
Documentum, Inc.* ...............................    200,000     2,624,000         --             --     200,000      2,624,000
International Business Machines Corp. ...........         --            --    108,000      8,470,440     108,000      8,470,440
PeopleSoft, Inc.* ...............................    100,000     1,530,000    100,000      1,530,000     200,000      3,060,000
SRA International, Inc. (Class A)* ..............    150,000     3,555,000    100,000      2,370,000     250,000      5,925,000
Unisys Corp.* ...................................    137,000     1,268,620    108,000      1,000,080     245,000      2,268,700
Veridian Corp.* .................................    250,000     4,975,000         --             --     250,000      4,975,000
                                                               -----------               -----------                -----------
                                                                38,695,120                19,804,420                 58,499,540
                                                               -----------               -----------                -----------
Internet Retail (0.2%)
Amazon.com, Inc.* ...............................     50,000     1,301,500         --             --      50,000      1,301,500
                                                               -----------               -----------                -----------
Internet Software/Services (1.8%)
BEA Systems, Inc.* ..............................    700,000     7,133,000    120,000      1,222,800     820,000      8,355,800
Microstrategy Inc. (Warrants)* ..................        327            20         --             --         327             20
Siebel Systems, Inc.* ...........................         --            --    108,000        865,080     108,000        865,080
SINA Corp. (Hong Kong)* .........................     40,000       320,400         --             --      40,000        320,400
Yahoo! Inc.* ....................................         --            --     96,179      2,310,220      96,179      2,310,220
                                                               -----------               -----------                -----------
                                                                 7,453,420                 4,398,100                 11,851,520
                                                               -----------               -----------                -----------
Major Telecommunications (1.1%)
China Telecom Corp., Ltd. (ADR) (China) .........    400,000     7,180,000         --             --     400,000      7,180,000
                                                               -----------               -----------                -----------
Media Conglomerates (0.2%)
AOL Time Warner Inc.* ...........................         --            --    108,000      1,172,880     108,000      1,172,880
                                                               -----------               -----------                -----------
Medical Specialties (1.2%)
Medtronic, Inc. .................................         --            --    108,000      4,872,960     108,000      4,872,960
Millipore Corp.* ................................         --            --     83,000      2,714,100      83,000      2,714,100
                                                               -----------               -----------                -----------
                                                                        --                 7,587,060                  7,587,060
                                                               -----------               -----------                -----------
Other Consumer Services (0.4%)
Apollo Group, Inc. (Class A)* ...................         --            --     49,110      2,450,589      49,110      2,450,589
                                                               -----------               -----------                -----------
Packaged Software (22.4%)
Adobe Systems, Inc.* ............................         --            --    100,000      3,083,000     100,000      3,083,000
Autodesk, Inc. ..................................    200,000     3,052,000         --             --     200,000      3,052,000

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                   MORGAN STANLEY              MORGAN STANLEY
                                                                  INFORMATION FUND             TECHNOLOGY FUND
                                                             --------------------------- ---------------------------
                                                              NUMBER OF                   NUMBER OF
                                                                SHARES        VALUE         SHARES        VALUE
                                                             ----------- --------------- ----------- ---------------
BMC Software, Inc.* ........................................         --           --       108,000    $   1,629,720
Cognos, Inc. (Canada)* .....................................     50,000   $   1,136,050         --               --
Hyperion Solutions Corp.* ..................................         --              --     27,800          674,150
Informatica Corp.* .........................................         --              --    100,000          645,000
Mercury Interactive Corp.* .................................    250,000       7,420,000     12,192          361,859
Micromuse Inc.* ............................................    280,000       1,456,000    250,000        1,300,000
Microsoft Corp. ............................................  1,870,000      45,272,700    946,004       22,902,757
NetIQ Corp.* ...............................................    150,000       1,674,000         --               --
Network Associates, Inc.* ..................................    850,000      11,738,500    373,000        5,151,130
Oracle Corp.* ..............................................    650,000       7,051,850    794,699        8,621,689
Quest Software, Inc.* ......................................         --              --    200,985        1,808,865
Red Hat, Inc.* .............................................    290,000       1,574,700    200,000        1,086,000
SAP AG (ADR) (Germany) .....................................    200,000       3,792,000    100,000        1,896,000
Symantec Corp.* ............................................    100,000       3,918,000     97,644        3,825,692
VERITAS Software Corp.* ....................................    200,000       3,516,000    107,552        1,890,764
                                                                          -------------               -------------
                                                                             91,601,800                  54,876,626
                                                                          -------------               -------------
Pharmaceuticals: Other (0.1%)
Teva Pharmaceutical Industries Ltd. (ADR) (Israel) .........         --              --      7,400          308,210
                                                                          -------------               -------------
Recreational Products (1.7%)
Electronic Arts Inc.* ......................................     85,000       4,984,400    107,700        6,315,528
                                                                          -------------               -------------
Semiconductors (15.4%)
Advanced Micro Devices, Inc.* ..............................         --              --     99,000          611,820
Allera Corp.* ..............................................         --              --    188,285        2,549,379
Analog Devices, Inc.* ......................................         --              --    134,000        3,685,000
Broadcom Corp. (Class A)* ..................................    160,000       1,976,000    150,000        1,852,500
Intel Corp. ................................................  1,154,000      18,787,120    494,000        8,042,320
Linear Technology Corp. ....................................    231,000       7,130,970    132,750        4,097,993
Marvell Technology Group Ltd. (Bermuda)* ...................    208,000       4,407,520    111,000        2,352,090
Maxim Integrated Products, Inc. ............................    150,000       5,418,000    157,500        5,688,900
Microchip Technology Inc. ..................................    400,000       7,960,000    111,000        2,208,900
Micron Technology, Inc.* ...................................    134,000       1,090,760     50,000          407,000
RF Micro Devices, Inc.* ....................................    519,000       3,129,051         --               --
Silicon Laboratories Inc.* .................................    100,000       2,615,000         --               --
STMicroelectronics N.V. (Netherlands) ......................     80,000       1,512,000         --               --
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
 (Taiwan)* .................................................    200,000       1,368,000         --               --
Xilinx, Inc.* ..............................................    462,000      10,815,420    134,425        3,146,889
                                                                          -------------               -------------
                                                                             66,209,841                  34,642,791
                                                                          -------------               -------------
Telecommunication Equipment (6.2%)
Advanced Fibre Communications, Inc.* .......................    150,000       2,271,000     15,100          228,614
CIENA Corp.* ...............................................    100,000         437,000         --               --
Harris Corp. ...............................................         --              --     54,000        1,499,580
Lucent Technologies Inc.* ..................................         --              --    694,800        1,021,356
Nokia Corp. (ADR) (Finland) ................................    125,000       1,751,250     90,000        1,260,900
Nortel Networks Corp. (Canada)* ............................         --              --    340,900          709,072
QUALCOMM Inc.* .............................................    300,000      10,818,000    124,323        4,483,087
RF Micro Devices, Inc.* ....................................         --              --    297,000        1,790,613
UTStarcom, Inc.* ...........................................    600,000      11,994,000    120,000        2,398,800
                                                                          -------------               -------------
                                                                             27,271,250                  13,392,022
                                                                          -------------               -------------
Wireless Telecommunications (1.4%)
AT&T Wireless Services Inc.* ...............................  1,200,000       7,920,000    236,800        1,562,880
                                                                          -------------               -------------
TOTAL COMMON STOCKS AND WARRANTS
 (Cost $417,925,249, $281,614,844, and
 $699,540,093, respectively) ...............................                380,393,957                 221,340,558
                                                                          -------------               -------------



                                                                       COMBINED
                                                             ----------------------------
                                                               NUMBER OF
                                                                SHARES         VALUE
                                                             ------------ ---------------
BMC Software, Inc.* ........................................    108,000    $   1,629,720
Cognos, Inc. (Canada)* .....................................     50,000        1,136,050
Hyperion Solutions Corp.* ..................................     27,800          674,150
Informatica Corp.* .........................................    100,000          645,000
Mercury Interactive Corp.* .................................    262,192        7,781,859
Micromuse Inc.* ............................................    530,000        2,756,000
Microsoft Corp. ............................................  2,816,004       68,175,457
NetIQ Corp.* ...............................................    150,000        1,674,000
Network Associates, Inc.* ..................................  1,223,000       16,889,630
Oracle Corp.* ..............................................  1,444,699       15,673,539
Quest Software, Inc.* ......................................    200,985        1,808,865
Red Hat, Inc.* .............................................    490,000        2,660,700
SAP AG (ADR) (Germany) .....................................    300,000        5,688,000
Symantec Corp.* ............................................    197,644        7,743,692
VERITAS Software Corp.* ....................................    307,552        5,406,764
                                                                           -------------
                                                                             146,478,426
                                                                           -------------
Pharmaceuticals: Other (0.1%)
Teva Pharmaceutical Industries Ltd. (ADR) (Israel) .........      7,400          308,210
                                                                           -------------
Recreational Products (1.7%)
Electronic Arts Inc.* ......................................    192,700       11,299,928
                                                                           -------------
Semiconductors (15.4%)
Advanced Micro Devices, Inc.* ..............................     99,000          611,820
Allera Corp.* ..............................................    188,285        2,549,379
Analog Devices, Inc.* ......................................    134,000        3,685,000
Broadcom Corp. (Class A)* ..................................    310,000        3,828,500
Intel Corp. ................................................  1,648,000       26,829,440
Linear Technology Corp. ....................................    363,750       11,228,963
Marvell Technology Group Ltd. (Bermuda)* ...................    319,000        6,759,610
Maxim Integrated Products, Inc. ............................    307,500       11,106,900
Microchip Technology Inc. ..................................    511,000       10,168,900
Micron Technology, Inc.* ...................................    184,000        1,497,760
RF Micro Devices, Inc.* ....................................    519,000        3,129,051
Silicon Laboratories Inc.* .................................    100,000        2,615,000
STMicroelectronics N.V. (Netherlands) ......................     80,000        1,512,000
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
 (Taiwan)* .................................................    200,000        1,368,000
Xilinx, Inc.* ..............................................    596,425       13,962,309
                                                                           -------------
                                                                             100,852,632
                                                                           -------------
Telecommunication Equipment (6.2%)
Advanced Fibre Communications, Inc.* .......................    165,100        2,499,614
CIENA Corp.* ...............................................    100,000          437,000
Harris Corp. ...............................................     54,000        1,499,580
Lucent Technologies Inc.* ..................................    694,800        1,021,356
Nokia Corp. (ADR) (Finland) ................................    215,000        3,012,150
Nortel Networks Corp. (Canada)* ............................    340,900          709,072
QUALCOMM Inc.* .............................................    424,323       15,301,087
RF Micro Devices, Inc.* ....................................    297,000        1,790,613
UTStarcom, Inc.* ...........................................    720,000       14,392,800
                                                                           -------------
                                                                              40,663,272
                                                                           -------------
Wireless Telecommunications (1.4%)
AT&T Wireless Services Inc.* ...............................  1,436,800        9,482,880
                                                                           -------------
TOTAL COMMON STOCKS AND WARRANTS
 (Cost $417,925,249, $281,614,844, and
 $699,540,093, respectively) ...............................                 601,734,515
                                                                           -------------

                        MORGAN STANLEY INFORMATION FUND


            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                      MORGAN STANLEY
                                                                     INFORMATION FUND
                                                                ---------------------------
                                                                 PRINCIPAL
                                            COUPON    MATURITY   AMOUNT IN
                                             RATE       DATE     THOUSANDS       VALUE
                                          ---------- ---------- ----------- ---------------
CONVERTIBLE BONDS (3.5%)
Electronic Components (0.5%)
Celestica, Inc. (Canada) ................ 0.00%      08/01/20     $ 7,000    $  3,465,000
                                                                             ------------
Internet Software/Services (0.0%)
MicroStrategy Inc. ...................... 7.50       06/24/07           1              83
                                                                             ------------
Packaged Software (2.5%)
i2 Technologies, Inc. ................... 5.25       12/15/06       6,135       4,041,431
Mercury Interactive Corp. ............... 4.75       07/01/07      13,125      12,321,094
                                                                             ------------
                                                                               16,362,525
                                                                             ------------
Semiconductors (0.5%)
ASM Lithography Holding N.V.
 -- 144A** (Netherlands) ................ 4.25       11/30/04       1,400       1,282,820
ASM Lithography Holding N.V.
 (Netherlands) .......................... 4.25       11/30/04       2,000       1,840,000
                                                                             ------------
                                                                                3,122,820
                                                                             ------------
TOTAL CONVERTIBLE BONDS
(Cost $21,921,348, $0, and
 $21,921,348, respectively) .............                                      22,950,428
                                                                             ------------
SHORT-TERM INVESTMENTS (3.5%)
REPURCHASE AGREEMENTS
Joint repurchase agreement
 account (dated 03/31/03;
 proceeds $22,953,863) (a)
 (Cost $12,856,000, $10,097,000
 and $22,953,000, respectively) ......... 1.36       04/01/03      12,856      12,856,000
                                                                             ------------
TOTAL INVESTMENTS
(Cost $452,702,597, $291,711,844
 and $744,414,441, respectively) (b)                                          416,200,385
OTHER ASSETS IN EXCESS OF
 LIABILITIES ............................                                       6,191,001
                                                                             ------------
NET ASSETS ..............................                                    $422,391,386
                                                                             ============



                                                MORGAN STANLEY
                                               TECHNOLOGY FUND                COMBINED
                                          -------------------------- ---------------------------
                                           PRINCIPAL                  PRINCIPAL
                                           AMOUNT IN                  AMOUNT IN
                                           THOUSANDS       VALUE      THOUSANDS       VALUE
                                          ----------- -------------- ----------- ---------------
CONVERTIBLE BONDS (3.5%)
Electronic Components (0.5%)
Celestica, Inc. (Canada) ................        --              --   $ 7,000     $  3,465,000
                                                       ------------               ------------
Internet Software/Services (0.0%)
MicroStrategy Inc. ......................        --              --         1               83
                                                       ------------               ------------
Packaged Software (2.5%)
i2 Technologies, Inc. ...................        --              --     6,135        4,041,431
Mercury Interactive Corp. ...............        --              --    13,125       12,321,094
                                                       ------------               ------------
                                                                 --                 16,362,525
                                                       ------------               ------------
Semiconductors (0.5%)
ASM Lithography Holding N.V.
 -- 144A** (Netherlands) ................        --              --     1,400        1,282,820
ASM Lithography Holding N.V.
 (Netherlands) ..........................        --              --     2,000        1,840,000
                                                       ------------               ------------
                                                                 --                  3,122,820
                                                       ------------               ------------
TOTAL CONVERTIBLE BONDS
(Cost $21,921,348, $0, and
 $21,921,348, respectively) .............                        --                 22,950,428
                                                       ------------               ------------
SHORT-TERM INVESTMENTS (3.5%)
REPURCHASE AGREEMENTS
Joint repurchase agreement
 account (dated 03/31/03;
 proceeds $22,953,863) (a)
 (Cost $12,856,000, $10,097,000
 and $22,953,000, respectively) .........   $10,097    $ 10,097,000    22,953       22,953,000
                                                       ------------               ------------
TOTAL INVESTMENTS
(Cost $452,702,597, $291,711,844
 and $744,414,441, respectively) (b)                    231,437,558      98.9%     647,637,943
OTHER ASSETS IN EXCESS OF
 LIABILITIES ............................                   907,250       1.1        7,098,251
                                                       ------------  ---------    ------------
NET ASSETS ..............................              $232,344,808     100.0%    $654,736,194
                                                       ============  =========    ============

----------
ADR American Depository Receipt.

*     Non-income producing security.

**    Resale is restricted to qualified institutional investors.

(a)        Collateralized by federal agency and U.S. Treasury obligations.

(b)        The aggregate cost for federal income tax purposes was as follows:




                                                                   GROSS            GROSS             NET
                                                                UNREALIZED       UNREALIZED        UNREALIZED
                                                  COST         APPRECIATION     DEPRECIATION      DEPRECIATION
                                            ---------------   --------------   --------------   ---------------
Morgan Stanley Information Fund .........    $482,203,161      $19,933,299      $ 85,936,075     $ 66,002,776
Morgan Stanley Technology Fund ..........     362,017,196        4,407,603       134,987,241      130,579,638
                                             ------------      -----------      ------------     ------------
Combined ................................    $844,220,357      $24,340,902      $220,923,316     $196,582,414
                                             ============      ===========      ============     ============

                  See Notes to Pro Forma Financial Statements

                        MORGAN STANLEY INFORMATION FUND

                        PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                          MARCH 31, 2003 (UNAUDITED)





                                                               MORGAN STANLEY      MORGAN STANLEY
                                                              INFORMATION FUND    TECHNOLOGY FUND
                                                            ------------------- -------------------
ASSETS:
Investments in securities, at value (cost $452,702,597,
 $291,711,844 and $744,414,441, respectively)..............  $     416,200,385   $     231,437,558
Receivable for:
 Investments sold .........................................          7,302,742           2,076,113
 Interest .................................................            298,811                 377
 Shares of beneficial interest sold .......................            202,045             258,974
 Dividends ................................................            141,468              35,856
Prepaid expenses and other assets .........................            124,605              69,252
                                                             -----------------   -----------------
 TOTAL ASSETS .............................................        424,270,056         233,878,130
                                                             -----------------   -----------------
LIABILITIES:
Payable for:
 Investments purchased ....................................            630,000             836,555
 Shares of beneficial interest redeemed ...................            495,718             207,177
 Distribution fee .........................................            351,029             183,370
 Investment management fee ................................            277,505             201,574
Accrued expenses and other payables .......................            124,418             104,646
                                                             -----------------   -----------------
 TOTAL LIABLILITIES .......................................          1,878,670           1,533,322
                                                             -----------------   -----------------

 NET ASSETS ...............................................  $     422,391,386   $     232,344,808
                                                             =================   =================

COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................  $   2,698,530,130   $   1,398,177,417
Net unrealized depreciation ...............................        (36,501,771)        (60,274,286)
Accumulated undistributed net investment income
 (loss) ...................................................          1,263,626          (3,653,927)
Accumulated net realized loss .............................     (2,240,900,599)     (1,101,904,396)
                                                             -----------------   -----------------
 NET ASSETS ...............................................  $     422,391,386   $     232,344,808
                                                             =================   =================
CLASS A SHARES:
Net Assets ................................................  $      20,433,705   $      17,411,039
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................          3,060,381           9,075,343
 NET ASSETS VALUE PER SHARE ...............................  $            6.68   $            1.92
                                                             =================   =================
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .........  $            7.05   $            2.03
                                                             =================   =================
CLASS B SHARES:
Net Assets ................................................  $     373,470,284   $     177,842,106
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................         58,747,978          94,441,882
 NET ASSETS VALUE PER SHARE ...............................  $            6.36   $            1.88
                                                             =================   =================
CLASS C SHARES:
Net Assets ................................................  $      23,150,012   $      27,765,479
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................          3,642,467          14,819,751
 NET ASSETS VALUE PER SHARE ...............................  $            6.36   $            1.87
                                                             =================   =================
CLASS D SHARES:
Net Assets ................................................  $       5,337,385   $       9,326,184
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................            787,530           4,837,070
 NET ASSETS VALUE PER SHARE ...............................  $            6.78   $            1.93
                                                             =================   =================



                                                                  PRO FORMA
                                                                 ADJUSTMENTS            COMBINED
                                                            --------------------- -------------------
ASSETS:
Investments in securities, at value (cost $452,702,597,
 $291,711,844 and $744,414,441, respectively)..............            --          $     647,637,943
Receivable for:
 Investments sold .........................................            --                  9,378,855
 Interest .................................................            --                    299,188
 Shares of beneficial interest sold .......................            --                    461,019
 Dividends ................................................            --                    177,324
Prepaid expenses and other assets .........................            --                    193,857
                                                               ----------          -----------------
 TOTAL ASSETS .............................................            --                658,148,186
                                                               ----------          -----------------
LIABILITIES:
Payable for:
 Investments purchased ....................................            --                  1,466,555
 Shares of beneficial interest redeemed ...................            --                    702,895
 Distribution fee .........................................            --                    534,399
 Investment management fee ................................            --                    479,079
Accrued expenses and other payables .......................            --                    229,064
                                                               ----------          -----------------
 TOTAL LIABLILITIES .......................................            --                  3,411,992
                                                               ----------          -----------------

 NET ASSETS ...............................................            --          $     654,736,194
                                                               ==========          =================

COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................            --          $   4,096,707,547
Net unrealized depreciation ...............................            --                (96,776,057)
Accumulated undistributed net investment income
 (loss) ...................................................            --                 (2,390,301)
Accumulated net realized loss .............................            --             (3,342,804,995)
                                                               ----------          -----------------
 NET ASSETS ...............................................            --          $     654,736,194
                                                               ==========          =================
CLASS A SHARES:
Net Assets ................................................            --          $      37,844,744
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................    (6,468,900)(1)              5,666,824
 NET ASSETS VALUE PER SHARE ...............................            --          $            6.68
                                                                                   =================
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .........            --          $            7.05
                                                                                   =================
CLASS B SHARES:
Net Assets ................................................            --          $     551,312,390
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................   (66,479,287)(1)             86,710,573
 NET ASSETS VALUE PER SHARE ...............................            --          $            6.36
                                                                                   =================
CLASS C SHARES:
Net Assets ................................................            --          $      50,915,491
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................   (10,454,110)(1)              8,008,108
 NET ASSETS VALUE PER SHARE ...............................            --          $            6.36
                                                                                   =================
CLASS D SHARES:
Net Assets ................................................            --          $      14,663,569
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................    (3,461,527)(1)              2,163,073
 NET ASSETS VALUE PER SHARE ...............................            --          $            6.78
                                                                                   =================

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Technology Fund shares outstanding.



                  See Notes to Pro Forma Financial Statements

                        MORGAN STANLEY INFORMATION FUND

                        PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)





                                                    MORGAN STANLEY     MORGAN STANLEY        PRO FORMA
                                                   INFORMATION FUND   TECHNOLOGY FUND       ADJUSTMENTS          COMBINED
                                                  ------------------ ----------------- -------------------- ------------------
STATEMENT OF OPERATIONS
NET INVESTMENT LOSS:
INCOME
Interest ........................................   $    4,633,322    $       75,139                --        $    4,708,461
Dividends (net of $58,488, $5,746 and $62,597
 foreign withholding tax, respectively) .........          906,296           374,551                --             1,280,847
                                                    --------------    --------------       -----------        --------------
 TOTAL INCOME ...................................        5,539,618           449,690                --             5,989,308
                                                    --------------    --------------       -----------        --------------
EXPENSES
Distribution fee (Class A shares) ...............           35,067            55,587                --                90,654
Distribution fee (Class B shares) ...............        5,124,684         2,290,164                --             7,414,848
Distribution fee (Class C shares) ...............          302,510           353,025                --               655,535
Investment management fee .......................        4,327,134         2,973,872       $  (816,056)(1)         6,484,950
Transfer agent fees and expenses ................        3,364,339         1,814,270           226,532 (3)         5,405,141
Shareholder reports and notices .................          175,945           111,187           (44,475)(2)
                                                                                               125,221 (3)           367,878
Registration fees ...............................          141,640            86,698           (86,698)(2)           141,640
Professional fees ...............................           62,829            52,965           (52,965)(2)
                                                                                                37,250 (3)           100,079
Custodian fees ..................................           18,253            15,223                --                33,476
Trustees' fees and expenses .....................           10,760            10,848           (10,848)(2)            10,760
Other ...........................................            8,806            14,149              (610)(2)            22,345
                                                    --------------    --------------       -----------        --------------
 TOTAL EXPENSES .................................       13,571,967         7,777,988          (622,649)           20,727,306
                                                    --------------    --------------       -----------        --------------
 NET INVESTMENT LOSS ............................       (8,032,349)       (7,328,298)          622,649           (14,737,998)
                                                    --------------    --------------       -----------        --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss ...............................     (428,851,595)     (318,442,244)               --          (747,293,839)
Net change in unrealized depreciation ...........       41,371,944       (56,744,870)               --           (15,372,926)
                                                    --------------    --------------       -----------        --------------
 NET LOSS .......................................     (387,479,651)     (375,187,114)               --          (762,666,765)
                                                    --------------    --------------       -----------        --------------
NET DECREASE ....................................   $ (395,512,000)   $ (382,515,412)      $   622,649        $ (777,404,763)
                                                    ==============    ==============       ===========        ==============

----------
(1) Reflects adjustment to investment management fees and plan of distribution fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by Morgan Stanley Technology Fund approximate $389,003.












                       See Notes to Financial Statements

                        MORGAN STANLEY INFORMATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 2003, reflect the accounts of Morgan Stanley Information Fund ("Information") and Morgan Stanley Technology Fund ("Technology").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Technology in exchange for shares in Information. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Information which would have been issued on March 31, 2003 in connection with the proposed reorganization. Shareholders of Technology would become shareholders of Information receiving shares of Information equal to the value of their holdings in Technology. The amount of additional shares assumed to be issued was calculated based on the March 31, 2003 net assets of Technology and the net asset value per share of Information as follows:

CLASS                                                         A                  B                   C                 D
-----                                                   ------------       -------------       ------------       -----------
Additional shares issued ..........................        2,606,443          27,962,595          4,365,641         1,375,543
Net Assets -- Technology ..........................     $ 17,411,039       $ 177,842,106       $ 27,765,479       $ 9,326,184
Net Asset Value Per Share -- Information ..........     $       6.68       $        6.36       $       6.36       $      6.78

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Information at the combined level of average net assets for the twelve months ended March 31, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

STATEMENT OF ADDITIONAL INFORMATION
                                                                 MORGAN STANLEY
                                                                INFORMATION FUND

May 30, 2003
--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus. The Prospectus (dated May 30, 2003) for Morgan Stanley Information Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Information Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
      A.  Classification .............................................  4
      B.  Investment Strategies and Risks ............................  4
      C.  Fund Policies/Investment Restrictions ...................... 12
III.  Management of the Fund ......................................... 14
      A.  Board of Trustees .......................................... 14
      B.  Management Information ..................................... 14
      C.  Compensation ............................................... 20
IV.   Control Persons and Principal Holders of Securities ............ 22
V.    Investment Management and Other Services ....................... 22
      A.  Investment Manager ......................................... 22
      B.  Principal Underwriter ...................................... 23
      C.  Services Provided by the Investment Manager ................ 23
      D.  Dealer Reallowances ........................................ 24
      E.  Rule 12b-1 Plan ............................................ 24
      F.  Other Service Providers .................................... 28
      G. Codes of Ethics ............................................. 29
VI.   Brokerage Allocation and Other Practices ....................... 29
      A.  Brokerage Transactions ..................................... 29
      B.  Commissions ................................................ 29
      C.  Brokerage Selection ........................................ 30
      D.  Directed Brokerage ......................................... 31
      E.  Regular Broker-Dealers ..................................... 31
VII.  Capital Stock and Other Securities ............................. 31
VIII. Purchase, Redemption and Pricing of Shares ..................... 32
      A.  Purchase/Redemption of Shares .............................. 32
      B.  Offering Price ............................................. 32
IX.   Taxation of the Fund and Shareholders .......................... 33
X.    Underwriters ................................................... 35
XI.   Calculation of Performance Data ................................ 36
XII.  Financial Statements ........................................... 38

                      GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------
     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - JPMorgan Chase Bank.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Information Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 8, 1994, with the name TCW/DW Global Communications Fund. On August 15, 1995, the Fund changed its name to Dean Witter Information Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Information Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Information Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's
Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may enter into futures contracts and purchase related options thereon provided that immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     When the Fund's Investment Manager believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek long-term capital appreciation.

   The Fund may not:

    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

    2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to securities of the communications and information industry or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities;

    4. As to 75% of its total assets, purchase more than 10% of the voting securities of any issuer;

    5. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

    6. Purchase or sell commodities, except that the Fund may purchase or sell financial or stock index contracts and options thereon;

    7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs;

    8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder;

    9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed);

   10. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;

   11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
       (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities;

   12. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities;

   13. Make short sales of securities;

   14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin;

   15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security; and

   16. Invest for the purpose of exercising control or management of any other issuer.

     As a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.



B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).




                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE        REGISTRANT     SERVED*
------------------------------ ------------- ------------
Michael Bozic (62)             Trustee       Since
c/o Mayer, Brown, Rowe & Maw                 April 1994
Counsel to the Independent
Trustees
1675 Broadway
New York, NY



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                   PAST 5 YEARS               BY TRUSTEE           BY TRUSTEE
------------------------------ ------------------------------------- -------------- -------------------------
Michael Bozic (62)             Retired; Director or Trustee of the   123            Director of Weirton
c/o Mayer, Brown, Rowe & Maw   Morgan Stanley Funds and                             Steel Corporation.
Counsel to the Independent     TCW/DW Term Trust 2003; formerly
Trustees                       Vice Chairman of Kmart Corporation
1675 Broadway                  (December 1998-October 2000),
New York, NY                   Chairman and Chief Executive
                               Officer of Levitz Furniture
                               Corporation (November
                               1995-November 1998) and
                               President and Chief Executive
                               Officer of Hills Department Stores
                               (May 1991-July 1995); formerly
                               variously Chairman, Chief Executive
                               Officer, President and Chief
                               Operating Officer (1987-1991) of the
                               Sears Merchandise Group of Sears,
                               Roebuck & Co.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS OF       HELD WITH       TIME
       INDEPENDENT TRUSTEE         REGISTRANT    SERVED*
-------------------------------- ------------- -----------
Edwin J. Garn (70)               Trustee       Since
c/o Summit Ventures LLC                        January
1 Utah Center                                  1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)             Trustee       Since
c/o Mayer, Brown, Rowe & Maw                   September
Counsel to the Independent                     1997
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (54)       Trustee       Since
c/o Johnson Smick                              July 1991
International, Inc.
2099 Pennsylvania Avenue, N.W.
Suite 950
Washington, D.C.



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
    NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
       INDEPENDENT TRUSTEE                   PAST 5 YEARS              BY TRUSTEE           BY TRUSTEE
-------------------------------- ----------------------------------- -------------- -------------------------
Edwin J. Garn (70)               Director or Trustee of the Morgan   123            Director of Franklin
c/o Summit Ventures LLC          Stanley Funds and TCW/DW                           Covey (time
1 Utah Center                    Term Trust 2003; formerly United                   management systems),
201 S. Main Street               States Senator (R-Utah)                            BMW Bank of North
Salt Lake City, UT               (1974-1992) and Chairman,                          America, Inc.
                                 Senate Banking Committee                           (industrial loan
                                 (1980-1986); formerly Mayor of                     corporation), United
                                 Salt Lake City, Utah (1971-1974);                  Space Alliance (joint
                                 Astronaut, Space Shuttle                           venture between
                                 Discovery (April 12-19, 1985)                      Lockheed Martin and
                                 and Vice Chairman, Huntsman                        the Boeing Company)
                                 Corporation (chemical company);                    and Nuskin Asia
                                 member of the Utah Regional                        Pacific (multilevel
                                 Advisory Board of Pacific Corp.                    marketing); member of
                                                                                    the board of various
                                                                                    civic and charitable
                                                                                    organizations.

Wayne E. Hedien (69)             Retired; Director or Trustee of     123            Director of The PMI
c/o Mayer, Brown, Rowe & Maw     the Morgan Stanley Funds and                       Group Inc. (private
Counsel to the Independent       TCW/DW Term Trust 2003;                            mortgage insurance);
Trustees                         formerly associated with the                       Trustee and Vice
1675 Broadway                    Allstate Companies (1966-1994),                    Chairman of The Field
New York, NY                     most recently as Chairman of                       Museum of Natural
                                 The Allstate Corporation (March                    History; director of
                                 1993-December 1994) and                            various other business
                                 Chairman and Chief Executive                       and charitable
                                 Officer of its wholly-owned                        organizations.
                                 subsidiary, Allstate Insurance
                                 Company (July 1989-December
                                 1994).

Dr. Manuel H. Johnson (54)       Chairman of the Audit Committee     123            Director of NVR, Inc.
c/o Johnson Smick                and Director or Trustee of the                     (home construction);
International, Inc.              Morgan Stanley Funds and                           Chairman and Trustee
2099 Pennsylvania Avenue, N.W.   TCW/DW Term Trust 2003;                            of the Financial
Suite 950                        Senior Partner, Johnson Smick                      Accounting Foundation
Washington, D.C.                 International, Inc., a consulting                  (oversight organization
                                 firm; Co-Chairman and a founder                    of the Financial
                                 of the Group of Seven Council                      Accounting Standards
                                 (G7C), an international economic                   Board); Director of
                                 commission; formerly Vice                          RBS Greenwich
                                 Chairman of the Board of                           Capital Holdings
                                 Governors of the Federal                           (financial holding
                                 Reserve System and Assistant                       company).
                                 Secretary of the U.S. Treasury.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH       TIME      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE       REGISTRANT    SERVED*              PAST 5 YEARS              BY TRUSTEE           BY TRUSTEE
--------------------------- ------------- ----------- ---------------------------------- -------------- -------------------------
Michael E. Nugent (67)      Trustee       Since       Chairman of the Insurance          214            Director of various
c/o Triumph Capital, L.P.                 July 1991   Committee and Director or                         business organizations.
445 Park Avenue                                       Trustee of the Morgan Stanley
New York, NY                                          Funds and TCW/DW Term Trust
                                                      2003; director/trustee of various
                                                      investment companies managed
                                                      by Morgan Stanley Investment
                                                      Management Inc. and Morgan
                                                      Stanley Investments LP (since
                                                      July 2001); General Partner,
                                                      Triumph Capital, L.P., a private
                                                      investment partnership; formerly
                                                      Vice President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman      Since July
c/o Morgan Stanley Trust       of the        1991
Harborside Financial Center,   Board
Plaza Two,                     and
Jersey City, NJ                Trustee



                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
                                                                       FUND
                                                                      COMPLEX
   NAME, AGE AND ADDRESS OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                  PAST 5 YEARS              BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or           123            None
c/o Morgan Stanley Trust       Trustee of the Morgan Stanley
Harborside Financial Center,   Funds and TCW/DW Term Trust
Plaza Two,                     2003; formerly Chairman, Chief
Jersey City, NJ                Executive Officer and Director of
                               the Investment Manager, the
                               Distributor and Morgan Stanley
                               Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and
                               Director of the Transfer Agent
                               and Director and/or officer of
                               various Morgan Stanley
                               subsidiaries (until June 1998)
                               and Chief Executive Officer of
                               the Morgan Stanley Funds and
                               the TCW/DW Term Trusts (until
                               September 2002).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- -------------
James F. Higgins (55)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee       Since April
1585 Broadway                                1994
New York, NY



                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                        FUND
                                                                       COMPLEX
   NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                   PAST 5 YEARS              BY TRUSTEE           BY TRUSTEE
------------------------------ ----------------------------------- -------------- -------------------------
James F. Higgins (55)          Director or Trustee of the Morgan   123            None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW
Harborside Financial Center,   Term Trust 2003; (since June
Plaza Two,                     2000); Senior Advisor of Morgan
Jersey City, NJ                Stanley (since August 2000);
                               Director of the Distributor and
                               Dean Witter Realty Inc.; Director
                               of AXA Financial, Inc. and The
                               Equitable Life Assurance Society
                               of the United States (financial
                               services); previously President
                               and Chief Operating Officer of
                               the Private Client Group of
                               Morgan Stanley (May
                               1999-August 2000), President
                               and Chief Operating Officer of
                               Individual Securities of Morgan
                               Stanley (February 1997-May
                               1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan   123            Director of American
1585 Broadway                  Stanley Funds and TCW/DW                           Airlines, Inc. and its
New York, NY                   Term Trust 2003; Chairman of                       parent company, AMR
                               the Board of Directors and Chief                   Corporation.
                               Executive Officer of Morgan
                               Stanley and Morgan Stanley DW;
                               Director of the Distributor;
                               Chairman of the Board of
                               Directors and Chief Executive
                               Officer of Novus Credit Services
                               Inc.; Director and/or officer of
                               various Morgan Stanley
                               subsidiaries.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.






                               POSITION(S)
   NAME, AGE AND ADDRESS OF     HELD WITH      LENGTH OF
      EXECUTIVE OFFICER        REGISTRANT     TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ------------ ---------------- ------------------------------------------------------
Mitchell M. Merin (49)        President    Since May 1999   President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                 Stanley Investment Management (since December
New York, NY                                                1998); President, Director (since April 1997) and
                                                            Chief Executive Officer (since June 1998) of the
                                                            Investment Manager and Morgan Stanley Services;
                                                            Chairman, Chief Executive Officer and Director of the
                                                            Distributor (since June 1998); Chairman (since June
                                                            1998) and Director (since January 1998) of the
                                                            Transfer Agent; Director of various Morgan Stanley
                                                            subsidiaries; President (since May 1999) of the
                                                            Morgan Stanley Funds and TCW/DW Term Trust
                                                            2003; Trustee (since December 1999) and President
                                                            and Chief Executive Officer (since October 2002) of
                                                            the Van Kampen Open-End Funds and President
                                                            and Chief Executive Officer (since December 2002)
                                                            of the Van Kampen Closed-End Funds; previously
                                                            Chief Strategic Officer of the Investment Manager
                                                            and Morgan Stanley Services, and Executive Vice
                                                            President of the Distributor (April 1997-June 1998),
                                                            Chief Executive Officer (September 2002-April 2003)
                                                            and Vice President (May 1997-April 1999) of the
                                                            Morgan Stanley Funds and TCW/DW Term Trust
                                                            2003, and Executive Vice President of Morgan
                                                            Stanley.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH           LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT         TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- ------------------ -------------------------------------------------------
Barry Fink (48)                Vice President,     Since February     General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       1997               Director (since December 2000) of Morgan Stanley
New York, NY                   General                                Investment Management; Managing Director (since
                               Counsel                                December 2000) of the Investment Manager and
                                                                      Morgan Stanley Services; Assistant Secretary of
                                                                      Morgan Stanley DW; Vice President, Secretary and
                                                                      General Counsel of the Morgan Stanley Funds and
                                                                      TCW/DW Term Trust 2003; Managing Director,
                                                                      Director and Secretary of the Distributor; previously,
                                                                      Vice President and Assistant General Counsel of the
                                                                      Investment Manager and Morgan Stanley Services
                                                                      (February 1997-December 2001).

Thomas F. Caloia (57)          Treasurer           Since April 1989   Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                              Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                          Distributor and Morgan Stanley Services; Treasurer
Plaza Two,                                                            of the Morgan Stanley Funds. Formerly First Vice
Jersey City, NJ                                                       President of the Investment Manager, the Distributor
                                                                      and Morgan Stanley Services.

Ronald E. Robison (64)         Executive Vice      Since April 2003   Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas    President and                          Director (since February 1999) of the Investment
New York, NY                   Principal                              Manager and Morgan Stanley Services and
                               Executive                              Executive Vice President and Principal Executive
                               Officer                                Officer of the Morgan Stanley Funds and TCW/DW
                                                                      Term Trust 2003 (since April 2003), Chief Executive
                                                                      Officer and Director of the Transfer Agent; previously
                                                                      Managing Director of the TCW Group Inc.

Joseph J. McAlinden (60)       Vice President      Since July 1995    Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                           the Investment Manager, Morgan Stanley Investment
New York, NY                                                          Management Inc. and Morgan Stanley Investments
                                                                      LP; Director of the Transfer Agent, Chief Investment
                                                                      Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President      Since September    Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           2002               Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,   Financial Officer                      2003 (since September 2002); Executive Director of
Plaza Two,                                                            the Investment Manager and Morgan Stanley
Jersey City, NJ                                                       Services (since December 2001); previously, Vice
                                                                      President of the Investment Manager and Morgan
                                                                      Stanley Services (August 2000-November 2001) and
                                                                      Senior Manager at PricewaterhouseCoopers LLP
                                                                      (January 1998-August 2000) .



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Bennett MacDougall, a Senior Staff Attorney, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                                 none                                        over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                             none                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                   $10,001-$50,000                                  over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                             none                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees, including two Independent Trustees, serve as members of the Insurance Committee.


     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended March 31, 2003, the Audit Committee held eight meetings.


     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Directors/Trustees of the Fund. During the Fund's fiscal year ended March 31, 2003, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended March 31, 2003, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays
Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended March 31, 2003.



                               FUND COMPENSATION




                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
--------------------------------   --------------
Michael Bozic ..................       $1,650
Edwin J. Garn ..................        1,650
Wayne E. Hedien ................        1,650
Dr. Manuel H. Johnson ..........        2,350
Michael E. Nugent ..............        2,150
Charles A. Fiumefreddo .........        5,205

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Funds' Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                      TOTAL CASH
                                     COMPENSATION
                                  FOR SERVICES TO 94
                                    MORGAN STANLEY
                                   FUNDS AND OTHER
                                     FUNDS IN THE
NAME OF TRUSTEE                      FUND COMPLEX
-------------------------------- -------------------
Michael Bozic ..................       $159,650
Edwin J. Garn ..................        159,650
Wayne E. Hedien ................        158,950
Dr. Manuel H. Johnson ..........        226,063
Michael E. Nugent ..............        296,475
Charles A. Fiumefreddo .........        360,000



     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five-year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS





                                    FOR ALL ADOPTING FUNDS                    ESTIMATED
                                -------------------------------  RETIREMENT     ANNUAL
                                   ESTIMATED                      BENEFITS     BENEFITS
                                    CREDITED                     ACCRUED AS      UPON
                                     YEARS         ESTIMATED      EXPENSES    RETIREMENT
                                 OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                                   RETIREMENT       ELIGIBLE      ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)    COMPENSATION      FUNDS      FUNDS(2)
------------------------------- --------------- --------------- ------------ -----------
Michael Bozic .................        10             60.44%       $18,457     $47,838
Edwin J. Garn .................        10             60.44         23,881      47,878
Wayne E. Hedien ...............         9             51.37         34,473      40,842
Dr. Manuel H. Johnson .........        10             60.44         19,803      70,050
Michael E. Nugent .............        10             60.44         32,362      62,646


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 21.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of May 8, 2003: State Street Bank and Trust Co., for benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 50.57%. The following owned 5% or more of the outstanding Class D shares of the Fund as of May 8, 2003: Hare & Co., c/o The Bank of New York, PO Box 11203, New York, NY 10286-1203 - 41.60% and State Street Bank and Trust Co., for benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 6.20%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets up to $500 million; 0.725% to the portion of the daily net assets exceeding $500 million but not exceeding $3 billion and 0.70% of the portion of the daily net assets exceeding $3 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended March 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $25,086,149, $9,826,526 and $4,327,134, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager;

the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended March 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).





                                2003                         2002                         2001
                     --------------------------   --------------------------   --------------------------
Class A ..........   FSCs:(1)     $   18,363      FSCs:(1)     $   67,971      FSCs:(1)     $  590,633
                     CDSCs:       $    4,997      CDSCs:       $    3,327      CDSCs:       $   23,481
Class B ..........   CDSCs:       $1,518,014      CDSCs:       $3,103,673      CDSCs:       $4,869,781
Class C ..........   CDSCs:       $    6,616      CDSCs:       $   19,441      CDSCs:       $  161,489


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended March 31, 2003 of $5,124,684. This amount is equal to 1.00% of the average daily net sales of Class B. For the fiscal year ended March 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $35,067 and $302,510, respectively, which amounts are equal to 0.15% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended March 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $131,491,451 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 6.27% ($8,242,639) - advertising and promotional expenses; (ii) 0.19% ($255,949) - printing of prospectuses for distribution to other than current shareholders; and (iii) 93.54% ($122,992,863) - other expenses, including the gross sales credit and the carrying charge, of which 7.02% ($8,639,754) represents carrying charges, 38.50% ($47,342,187) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.48% ($67,010,922) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended March 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $50,408,135 as of March 31, 2003 (the end of the Fund's fiscal year), which was equal to 13.50% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $15,701 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.062% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

     JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.



G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid a total of $4,041,645, $2,476,114 and $3,344,709, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid a total of $84,939, $2,250 and $0, respectively, in brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid a total of $255,810, $202,091 and $139,597, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended March 31, 2003, the brokerage commissions to Morgan Stanley & Co. represented approximately 4.17% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 5.65% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended March 31, 2003, the Fund paid $2,875,199 in brokerage commissions in connection with transactions in the aggregate amount of $985,653,509 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended March 31, 2003, the Fund did not purchase securities issued by brokers or dealers, that were among the top ten brokers or dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of March 31, 2003, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.



     If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum sales rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will at the time of such sale or redemption, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.



X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                          PERIOD ENDING MARCH 31, 2003







                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      LIFE OF FUND
-----------------   ----------   ------------   -----------   -------------
Class A .........   07/28/97         -43.94%        -6.82%         -2.59%
Class B .........   11/28/95         -44.31%        -6.72%         -0.03%
Class C .........   07/28/97         -41.92%        -6.47%         -2.37%
Class D .........   07/28/97         -40.79%        -5.60%         -1.45%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING MARCH 31, 2003







                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      LIFE OF FUND
-----------------   ----------   ------------   -----------   -------------
Class A .........   07/28/97         -40.83%        -5.81%         -1.66%
Class B .........   11/28/95         -41.38%        -6.48%         -0.03%
Class C .........   07/28/97         -41.33%        -6.47%         -2.37%
Class D .........   07/28/97         -40.79%        -5.60%         -1.45%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING MARCH 31, 2003







                     INCEPTION
CLASS                  DATE         1 YEAR         5 YEARS      LIFE OF FUND
-----------------   ----------   ------------   ------------   -------------
Class A .........   07/28/97         -40.83%        -25.85%         -9.05%
Class B .........   11/28/95         -41.38%        -28.47%         -0.22%
Class C .........   07/28/97         -41.33%        -28.43%        -12.71%
Class D .........   07/28/97         -40.79%        -25.02%         -7.96%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at March 31, 2003:







                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
CLASS                  DATE       $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........   07/28/97      $8,618     $43,656     $88,222
Class B .........   11/28/95       9,978      49,890      99,780
Class C .........   07/28/97       8,729      43,645      87,290
Class D .........   07/28/97       9,204      46,020      92,040



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:


  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                          PERIOD ENDING MARCH 31, 2003






                                                          INCEPTION
CALCULATION METHODOLOGY                                     DATE         1 YEAR        5 YEARS      LIFE OF FUND
------------------------------------------------------   ----------   ------------   -----------   -------------
After taxes on distributions .........................   11/28/95         -44.31%        -9.41%         -1.98%
After taxes on distributions and redemptions .........   11/28/95         -27.21%        -4.20%          0.75%



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended March 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003





   NUMBER OF
    SHARES                                                      VALUE
-------------                                               ------------
                       Common Stocks and Warrants (90.1%)
                       Advertising/Marketing
                         Services (0.8%)
  125,000              Getty Images, Inc.* ..............   $  3,432,500
                                                            ------------
                       Aerospace & Defense (1.4%)
  125,000              Lockheed Martin Corp. ............      5,943,750
                                                            ------------
                       Biotechnology (0.3%)
   50,000              Celgene Corp.* ...................      1,304,000
                                                            ------------
                       Broadcasting (0.7%)
  200,000              Cumulus Media, Inc. (Class A)*.         2,912,000
                                                            ------------
                       Cable/Satellite TV (1.5%)
  200,000              Cox Communications, Inc.
                         (Class A)* .....................      6,222,000
                                                            ------------
                       Computer Communications (4.8%)
  170,000              3Com Corp.* ......................        838,100
  100,000              Brocade Communications
                         Systems, Inc.* .................        488,000
1,000,000              Cisco Systems, Inc.* .............     12,900,000
  200,000              Emulex Corp.* ....................      3,830,000
   50,000              Juniper Networks, Inc.* ..........        408,500
  100,000              NetScreen Technologies, Inc.*.          1,678,000
                                                            ------------
                                                              20,142,600
                                                            ------------
                       Computer Peripherals (1.1%)
  100,000              EMC Corp.* .......................        723,000
  350,000              Network Appliance, Inc.* .........      3,916,500
                                                            ------------
                                                               4,639,500
                                                            ------------
                       Computer Processing
                         Hardware (5.4%)
  400,000              Dell Computer Corp.* .............     10,924,000
  770,000              Hewlett-Packard Co. ..............     11,973,500
                                                            ------------
                                                              22,897,500
                                                            ------------
                       Data Processing Services (4.2%)
  400,000              Affiliated Computer Services,
                         Inc. (Class A)* ................     17,704,000
                                                            ------------
                       Electronic Components (1.0%)
  150,000              Flextronics International, Ltd.
                         (Singapore)* ...................      1,308,000
   75,000              Qlogic Corp.* ....................      2,785,500
                                                            ------------
                                                               4,093,500
                                                            ------------


   NUMBER OF
    SHARES                                                       VALUE
--------------                                             -------------
                       Electronic Equipment/
                         Instruments (1.3%)
  125,000              Nam Tai Electronics, Ins.
                         (Hong Kong) ....................   $  3,145,000
  900,000              Toshiba Corp. (Japan)* ...........      2,387,288
                                                            ------------
                                                               5,532,288
                                                            ------------
                       Electronic Production
                         Equipment (2.3%)
  202,000              Applied Materials, Inc.* .........      2,541,160
  204,000              KLA-Tencor Corp.* ................      7,332,167
                                                            ------------
                                                               9,873,327
                                                            ------------
                       Electronics/Appliances (0.4%)
   50,000              Sony Corp. (Japan) ...............      1,779,661
                                                            ------------
                       Financial Publishing/
                         Services (5.0%)
1,000,000              SunGard Data Systems Inc.*........     21,300,000
                                                            ------------
                       Information Technology
                         Services (9.2%)
  300,000              Accenture Ltd. (Bermuda)* ........      4,650,000
  750,000              Anteon International Corp.* ......     16,837,500
  100,000              Computer Sciences Corp.* .........      3,255,000
  200,000              Documentum, Inc.* ................      2,624,000
  100,000              PeopleSoft, Inc.* ................      1,530,000
  150,000              SRA International, Inc. (Class A)*      3,555,000
  137,000              Unisys Corp.* ....................      1,268,620
  250,000              Veridian Corp.* ..................      4,975,000
                                                            ------------
                                                              38,695,120
                                                            ------------
                       Internet Retail (0.3%)
   50,000              Amazon.com, Inc.* ................      1,301,500
                                                            ------------
                       Internet Software/Services (1.8%)
  700,000              BEA Systems, Inc.* ...............      7,133,000
      327              Microstrategy Inc.
                         (Warrants)* ....................             20
   40,000              SINA Corp. (Hong Kong)* ..........        320,400
                                                            ------------
                                                               7,453,420
                                                            ------------
                       Major Telecommunications (1.7%)
  400,000              China Telecom Corp., Ltd.
                         (ADR) (China) ..................      7,180,000
                                                            ------------
                       Packaged Software (21.7%)
  200,000              Autodesk, Inc. ...................      3,052,000


                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 continued





    NUMBER OF
     SHARES                                                     VALUE
---------------                                             ------------
   50,000              Cognos, Inc. (Canada)* ...........   $  1,136,050
  250,000              Mercury Interactive Corp.* .......      7,420,000
  280,000              Micromuse Inc.* ..................      1,456,000
1,870,000              Microsoft Corp. ..................     45,272,700
  150,000              NetIQ Corp.* .....................      1,674,000
  850,000              Network Associates, Inc.* ........     11,738,500
  650,000              Oracle Corp.* ....................      7,051,850
  290,000              Red Hat, Inc.* ...................      1,574,700
  200,000              SAP AG (ADR) (Germany) ...........      3,792,000
  100,000              Symantec Corp.* ..................      3,918,000
  200,000              VERITAS Software Corp.* ..........      3,516,000
                                                            ------------
                                                              91,601,800
                                                            ------------
                       Recreational Products (1.2%)
   85,000              Electronic Arts Inc.* ............      4,984,400
                                                            ------------
                       Semiconductors (15.7%)
  160,000              Broadcom Corp. (Class A)* ........      1,976,000
1,154,000              Intel Corp. ......................     18,787,120
  231,000              Linear Technology Corp. ..........      7,130,970
  208,000              Marvell Technology Group Ltd.
                         (Bermuda)* .....................      4,407,520
  150,000              Maxim Integrated Products,
                         Inc. ...........................      5,418,000
  400,000              Microchip Technology Inc. ........      7,960,000
  134,000              Micron Technology, Inc.* .........      1,090,760
  519,000              RF Micro Devices, Inc.* ..........      3,129,051
  100,000              Silicon Laboratories Inc.* .......      2,615,000
   80,000              STMicroelectronics N.V.
                         (Netherlands) ..................      1,512,000
  200,000              Taiwan Semiconductor
                         Manufacturing Co. Ltd.
                         (ADR) (Taiwan)* ................      1,368,000
  462,000              Xilinx, Inc.* ....................     10,815,420
                                                            ------------
                                                              66,209,841
                                                            ------------
                       Telecommunication Equipment (6.4%)
  150,000              Advanced Fibre
                         Communications, Inc.* ..........      2,271,000
  100,000              CIENA Corp.* .....................        437,000
  125,000              Nokia Corp. (ADR) (Finland) ......      1,751,250
  300,000              QUALCOMM Inc.* ...................     10,818,000
  600,000              UTStarcom, Inc.* .................     11,994,000
                                                            ------------
                                                              27,271,250
                                                            ------------


   NUMBER OF
    SHARES                                                     VALUE
---------------                                             ------------
                       Wireless Telecommunications (1.9%)
1,200,000              AT&T Wireless Services Inc.*......   $  7,920,000
                                                            ------------
                       Total Common Stocks and Warrants
                       (Cost $417,925,249)...............    380,393,957
                                                            ------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
                       Convertible Bonds (5.4%)
                       Electronic Components (0.8%)
$  7,000               Celestica, Inc. (Canada)
                         0.00% due 08/01/20 ........           3,465,000
                                                            ------------
                       Internet Software/Services (0.0%)
       1               MicroStrategy Inc.
                         7.50% due 06/24/07 .........                 83
                                                            ------------
                       Packaged Software (3.9%)
   6,135               i2 Technologies, Inc.
                         5.25% due 12/15/06 ........           4,041,431
  13,125               Mercury Interactive Corp.
                         4.75% due 07/01/07 ........          12,321,094
                                                            ------------
                                                              16,362,525
                                                            ------------
                       Semiconductors (0.7%)
   1,400               ASM Lithography Holding N.V.
                         - 144A** (Netherlands)
                         4.25% due 11/30/04 ........          1,282,820
   2,000               ASM Lithography Holding N.V.
                         (Netherlands)
                         4.25% due 11/30/04 ........          1,840,000
                                                            ------------
                                                              3,122,820
                                                            ------------
                       Total Convertible Bonds
                       (Cost $21,921,348)...........         22,950,428
                                                            ------------



                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                     VALUE
-----------                                ------------
              Short-Term Investment (3.0%)
              Repurchase Agreement
$12,856       Joint repurchase agreement
               account 1.36% due
               04/01/03 (dated
               03/31/03; proceeds
               $12,856,486) (a) (Cost
               $12,856,000) ............        $ 12,856,000
                                                ------------




Total Investments
(Cost $452,702,597) (b).........    98.5%        416,200,385
Other Assets in Excess of
Liabilities ....................     1.5           6,191,001
                                   -----         -----------
Net Assets .....................   100.0%       $422,391,386
                                   =====        ============



---------------------------
ADR      American Depository Receipt.
*        Non-income producing security.
**       Resale is restricted to qualified institutional investors.
(a)      Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $482,203,161. The aggregate gross unrealized appreciation is $19,933,299 and the aggregate gross unrealized depreciation is $85,936,075, resulting in net unrealized depreciation of $66,002,776.



                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
March 31, 2003





Assets:
Investments in securities, at value
 (cost $452,702,597)...............................................    $    416,200,385
Receivable for:
  Investments sold ................................................           7,302,742
  Interest ........................................................             298,811
  Shares of beneficial interest sold ..............................             202,045
  Dividends .......................................................             141,468
Prepaid expenses and other assets .................................             124,605
                                                                       ----------------
  Total Assets ....................................................         424,270,056
                                                                       ----------------
Liabilities:
Payable for:
  Investments purchased ...........................................             630,000
  Shares of beneficial interest redeemed ..........................             495,718
  Distribution fee ................................................             351,029
  Investment management fee .......................................             277,505
Accrued expenses and other payables ...............................             124,418
Contingencies (Note 8) ............................................                   -
                                                                       ----------------
  Total Liabilities ...............................................           1,878,670
                                                                       ----------------
  Net Assets ......................................................    $    422,391,386
                                                                       ================
Composition of Net Assets:
Paid-in-capital ...................................................    $  2,698,530,130
Net unrealized depreciation .......................................         (36,501,771)
Accumulated undistributed net investment income ...................           1,263,626
Accumulated net realized loss .....................................      (2,240,900,599)
                                                                       ----------------
  Net Assets ......................................................    $    422,391,386
                                                                       ================
Class A Shares:
Net Assets ........................................................         $20,433,705
Shares Outstanding (unlimited authorized, $.01 par value)..........           3,060,381
  Net Assets Value Per Share ......................................               $6.68
                                                                                  =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................               $7.05
                                                                                  =====
Class B Shares:
Net Assets ........................................................        $373,470,284
Shares Outstanding (unlimited authorized, $.01 par value)..........          58,747,978
  Net Assets Value Per Share ......................................               $6.36
                                                                                  =====
Class C Shares:
Net Assets ........................................................         $23,150,012
Shares Outstanding (unlimited authorized, $.01 par value) .........           3,642,467
  Net Assets Value Per Share ......................................               $6.36
                                                                                  =====
Class D Shares:
Net Assets ........................................................          $5,337,385
Shares Outstanding (unlimited authorized, $.01 par value)..........             787,530
  Net Assets Value Per Share ......................................               $6.78
                                                                                  =====


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended March 31, 2003





Net Investment Loss:
Income
Interest ..................................................    $    4,633,322
Dividends (net of $58,488 foreign withholding tax).........           906,296
                                                               --------------
  Total Income ............................................         5,539,618
                                                               --------------
Expenses
Distribution fee (Class A shares) .........................            35,067
Distribution fee (Class B shares) .........................         5,124,684
Distribution fee (Class C shares) .........................           302,510
Investment management fee .................................         4,327,134
Transfer agent fees and expenses ..........................         3,364,339
Shareholder reports and notices ...........................           175,945
Registration fees .........................................           141,640
Professional fees .........................................            62,829
Custodian fees ............................................            18,253
Trustees' fees and expenses ...............................            10,760
Other .....................................................             8,806
                                                               --------------
  Total Expenses ..........................................        13,571,967
                                                               --------------
  Net Investment Loss .....................................        (8,032,349)
                                                               --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss .........................................      (428,851,595)
Net change in unrealized depreciation .....................        41,371,944
                                                               --------------
  Net Loss ................................................      (387,479,651)
                                                               --------------
Net Decrease ..............................................    $ (395,512,000)
                                                               ==============




                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                   FOR THE YEAR      FOR THE YEAR
                                                                                       ENDED            ENDED
                                                                                  MARCH 31, 2003    MARCH 31, 2002
                                                                                 ---------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ............................................................  $   (8,032,349)  $   (9,717,726)
Net realized loss ..............................................................    (428,851,595)    (655,440,250)
Net change in unrealized depreciation ..........................................      41,371,944      290,691,465
                                                                                  --------------   --------------
  Net Decrease .................................................................    (395,512,000)    (374,466,511)
Net decrease from transactions in shares of beneficial interest ................    (209,250,137)    (297,667,074)
                                                                                  --------------   --------------
  Net Decrease .................................................................    (604,762,137)    (672,133,585)
Net Assets:
Beginning of period ............................................................   1,027,153,523    1,699,287,108
                                                                                  --------------   --------------
End of Period
(Including accumulated undistributed net investment income of $1,263,626 and
$2,655,245, respectively).......................................................  $  422,391,386   $1,027,153,523
                                                                                  ==============   ==============




                       See Notes to Financial Statements

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003


1. Organization and Accounting Policies
Morgan Stanley Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $3 billion; and 0.70% to the portion of daily net assets in excess of $3 billion.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $50,408,135 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.15% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


shares of $4,997, $1,518,014 and $6,616, respectively and received $18,363 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $517,926,964 and $715,855,758, respectively. Included in the aforementioned transactions are purchases and sales of $2,491,003 and $909,450, respectively, with other Morgan Stanley Funds, including a realized loss of $1,344,060.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $139,597 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At March 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $1,743,061.

At March 31, 2003, Morgan Stanley Fund of Funds - Domestic Portfolio, an affiliate of the Investment Manager and Distributor, held 271,012 Class D shares of beneficial interest of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $9,800.


5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

As of March 31, 2003, the tax-basis components of accumulated loss were as follows:




Net accumulated earnings ............               -
Capital loss carryforward* .......... $(2,121,867,815)
Post-October losses .................     (88,268,594)
Net unrealized depreciation .........     (66,002,335)
                                      ---------------
Total accumulated losses ............ $(2,276,138,744)
                                      ===============



* As of March 31, 2003, the Fund had a net capital loss carryforward of $2,121,867,815 of which $253,526,632 will expire on March 31, 2009,
$1,275,591,838 will expire on March 31, 2010 and $592,749,345 will expire on
March 31, 2011 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales and book amortization of discounts on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $9,692,366, accumulated undistributed net investment income was credited $6,640,730 and accumulated net realized loss was credited $3,051,636.


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:







                                               FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                              ENDED
                                              MARCH 31, 2003                     MARCH 31, 2002
                                    ---------------------------------- ----------------------------------
                                         SHARES           AMOUNT             SHARES           AMOUNT
                                    --------------- ------------------  --------------- ------------------
CLASS A SHARES
Sold ..............................     1,406,685     $   10,481,031        2,330,642     $   27,527,191
Redeemed ..........................    (1,546,053)       (11,358,871)      (2,457,614)       (29,025,386)
                                       ----------     --------------       ----------     --------------
Net decrease - Class A ............      (139,368)          (877,840)        (126,972)        (1,498,195)
                                       ----------     --------------       ----------     --------------
CLASS B SHARES
Sold ..............................     3,167,122         23,583,416        7,558,512         98,608,543
Redeemed ..........................   (28,455,606)      (212,108,258)     (31,887,582)      (390,319,119)
                                      -----------     --------------      -----------     --------------
Net decrease - Class B ............   (25,288,484)      (188,524,842)     (24,329,070)      (291,710,576)
                                      -----------     --------------      -----------     --------------
CLASS C SHARES
Sold ..............................       424,496          3,102,414          693,354          8,781,334
Redeemed ..........................    (1,591,964)       (11,922,576)      (2,087,728)       (25,762,850)
                                      -----------     --------------      -----------     --------------
Net decrease - Class C ............    (1,167,468)        (8,820,162)      (1,394,374)       (16,981,516)
                                      -----------     --------------      -----------     --------------
CLASS D SHARES
Sold ..............................       755,644          5,958,248        2,356,937         30,174,502
Redeemed ..........................    (2,379,057)       (16,985,541)      (1,401,855)       (17,651,289)
                                      -----------     --------------      -----------     --------------
Net increase (decrease) - Class D .    (1,623,413)       (11,027,293)         955,082         12,523,213
                                      -----------     --------------      -----------     --------------
Net decrease in Fund ..............   (28,218,733)    $ (209,250,137)     (24,895,334)    $ (297,667,074)
                                      ===========     ==============      ===========     ==============

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At March 31, 2003, there were no outstanding forward contracts.


8. Litigation
Beginning October 25, 2002, purported class action complaints were filed in the United States District Court for the Southern District of New York against Morgan Stanley, the Fund, Morgan Stanley Investment Advisors Inc., and certain subsidiaries of Morgan Stanley alleging violations of federal securities laws in connection with the underwriting and management of the Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business, and that the desire to obtain investment banking business influenced decisions made by the Fund Manager.

The Fund and Morgan Stanley believe these lawsuits have no merit. The ultimate outcome of these matters is not presently determinable and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.


9. Subsequent Event
On April 24, 2003, the Trustees of the Fund and Morgan Stanley Technology Fund ("Technology") approved a plan of reorganization whereby Technology would be merged into the Fund. The plan of reorganization is subject to the consent of Technology's shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Technology and shareholders of Technology would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Technology.

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                           FOR THE YEAR ENDED MARCH 31,
                                                        -------------------------------------------------------------------
                                                             2003          2002          2001          2000         1999
                                                        ------------- ------------- ------------- ------------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ..................    $11.29        $14.69        $41.20         $19.23     $14.02
                                                           ------        ------        ------         ------     ------
Income (loss) from investment operations:
 Net investment loss[+/+] .............................    (0.05)         0.00          (0.08)         (0.27)     (0.11)
 Net realized and unrealized gain (loss) ..............    (4.56)        (3.40)        (21.28)         26.41       7.04
                                                           ------        ------        ------         ------     ------
Total income (loss) from investment operations ........    (4.61)        (3.40)        (21.36)         26.14       6.93
                                                          ------         ------        ------         ------     ------
Less distributions from:
 Net realized gain ....................................        -             -          (5.14)         (4.17)     (1.72)
 Paid-in-capital ......................................        -             -          (0.01)             -          -
                                                          ------         -----         ------         ------      -----
Total distributions ...................................        -             -          (5.15)         (4.17)     (1.72)
                                                          ------        ------         ------         ------      -----
Net asset value, end of period ........................   $ 6.68        $11.29         $14.69         $41.20     $19.23
                                                          ======        ======         ======         ======     ======

Total Return+ .........................................   (40.83)%      (23.15)%      (58.71)%        155.88 %    54.33 %

Ratios to Average Net Assets(1):
Expenses ..............................................     1.55 %        1.32 %        1.07 %          1.13 %     1.24 %
Net investment loss ...................................    (0.60)%        0.00 %       (0.26)%         (0.82)%    (0.74)%

Supplemental Data:
Net assets, end of period, in thousands ...............  $20,434       $36,129       $48,873        $128,325     $5,253
Portfolio turnover rate ...............................       92 %         144 %         213 %           282 %      419 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED MARCH 31,
                                                    -------------------------------------------------------------------------
                                                         2003          2002           2001            2000           1999
                                                    ------------- ------------- --------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ..............      $10.84        $14.22            $40.37         $18.99      $13.94
                                                         ------        ------            ------         ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+] .........................       (0.11)        (0.10)            (0.29)         (0.37)      (0.22)
 Net realized and unrealized gain (loss) ..........       (4.37)        (3.28)           (20.71)         25.92        6.99
                                                         ------        ------            ------         ------      -------
Total income (loss) from investment operations ....       (4.48)        (3.38)           (21.00)         25.55        6.77
                                                         ------        ------            ------         ------      ------
Less distributions from:
 Net realized gain ................................           -             -             (5.14)         (4.17)      (1.72)
 Paid-in-capital ..................................           -             -             (0.01)             -           -
                                                         ------        ------            ------         ------      ------
Total distributions ...............................           -             -             (5.15)         (4.17)      (1.72)
                                                         ------        ------            -------        ------      -------
Net asset value, end of period ....................      $ 6.36        $10.84            $14.22         $40.37      $18.99
                                                         ======        ======            ======         ======      ======

Total Return+ .....................................      (41.38)%      (23.70)%          (59.07)%       154.62 %     53.44 %

Ratios to Average Net Assets(1):
Expenses ..........................................        2.40 %        2.10 %            1.84 %         1.58 %      1.95 %
Net investment loss ...............................       (1.45)%       (0.78)%           (1.02)%        (1.27)%     (1.45)%

Supplemental Data:
Net assets, end of period, in thousands ...........    $373,470      $911,276        $1,540,834     $3,799,844    $580,994
Portfolio turnover rate ...........................          92 %         144 %             213 %          282 %       419 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued



                                                                           FOR THE YEAR ENDED MARCH 31,
                                                        -------------------------------------------------------------------
                                                             2003          2002          2001          2000         1999
                                                        ------------- ------------- ------------- ------------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $10.84        $14.17        $40.26          $18.98      $13.94
                                                          ------        ------        ------          ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+] .............................    (0.11)        (0.07)        (0.30)          (0.49)      (0.24)
 Net realized and unrealized gain (loss) ..............    (4.37)        (3.26)       (20.64)          25.94        7.00
                                                          ------        ------        ------          ------      ------
Total income (loss) from investment operations ........    (4.48)        (3.33)       (20.94)          25.45        6.76
                                                          ------        ------        ------          ------      ------
Less distributions from:
 Net realized gain ....................................        -             -         (5.14)          (4.17)      (1.72)
 Paid-in-capital ......................................        -             -         (0.01)              -           -
                                                          ------        ------        ------          ------      ------
Total distributions ...................................        -             -         (5.15)          (4.17)      (1.72)
                                                          ------        ------        ------          ------      ------
Net asset value, end of period ........................   $ 6.36        $10.84        $14.17          $40.26      $18.98
                                                          ======        ======        ======          ======      ======
Total Return+ .........................................  (41.33)%       (23.50)%      (59.08)%        154.10 %     53.36 %

Ratios to Average Net Assets(1):
Expenses ..............................................    2.40 %         1.88 %        1.89 %          1.89 %      2.01 %
Net investment loss ...................................   (1.45)%        (0.56)%       (1.07)%         (1.58)%     (1.51)%

Supplemental Data:
Net assets, end of period, in thousands ............... $23,150        $52,145       $87,942        $205,073     $11,890
Portfolio turnover rate ...............................      92 %          144 %         213 %           282 %       419 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued



                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $11.45        $14.86        $41.57        $19.33       $14.03
                                                           ------        ------       -------        ------       ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................    (0.04)         0.02         (0.01)        (0.18)       (0.08)
 Net realized and unrealized gain (loss) ...............    (4.63)        (3.43)       (21.55)        26.59         7.10
                                                           ------        ------        ------        ------        -----
Total income (loss) from investment operations .........    (4.67)        (3.41)       (21.56)        26.41         7.02
                                                           ------        ------        ------        ------        -----
Less distributions from:
 Net realized gain .....................................        -             -         (5.14)        (4.17)       (1.72)
 Paid-in-capital .......................................        -             -         (0.01)            -            -
                                                           ------        ------        ------         -----        -----
Total distributions ....................................        -             -         (5.15)        (4.17)       (1.72)
                                                           ------        ------        ------        -------      ------
Net asset value, end of period .........................   $ 6.78        $11.45        $14.86        $41.57       $19.33
                                                           ======        ======        ======        ======       ======
Total Return+ ..........................................  (40.79)%       (22.95)%      (58.66)%      156.56 %      54.96 %

Ratios to Average Net Assets(1):
Expenses ...............................................    1.40 %         1.10 %        0.89 %        0.89 %       1.01 %
Net investment income (loss) ...........................   (0.45)%         0.22 %       (0.07)%       (0.58)%      (0.51)%

Supplemental Data:
Net assets, end of period, in thousands ................  $5,337        $27,603       $21,638       $17,994      $2,440
Portfolio turnover rate ................................      92 %          144 %         213 %         282 %       419 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Information Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Information Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Information Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Information Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 9, 2003

STATEMENT OF ADDITIONAL INFORMATION
                                                    MORGAN STANLEY
                                                    TECHNOLOGY FUND

OCTOBER 30, 2002


--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 30, 2002) for the Morgan Stanley Technology Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Technology Fund
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .......................................................   4
II.   Description of the Fund and Its Investments and Risks ..............   4
         A. Classification ...............................................   4
         B. Investment Strategies and Risks ..............................   4
         C. Fund Policies/Investment Restrictions ........................  13
III.  Management of the Fund .............................................  14
         A. Board of Trustees ............................................  14
         B. Management Information .......................................  15
         C. Compensation .................................................  20
IV.   Control Persons and Principal Holders of Securities ................  22
V.    Investment Management and Other Services ...........................  22
         A. Investment Manager and Sub-Advisor ...........................  22
         B. Principal Underwriter ........................................  23
         C. Services Provided by the Investment Manager and the
            Sub-Advisor ..................................................  24
         D. Dealer Reallowances ..........................................  25
         E. Rule 12b-1 Plan ..............................................  25
         F. Other Service Providers ......................................  29
         G. Codes of Ethics ..............................................  29
VI.   Brokerage Allocation and Other Practices ...........................  29
         A. Brokerage Transactions .......................................  29
         B. Commissions ..................................................  30
         C. Brokerage Selection ..........................................  30
         D. Directed Brokerage ...........................................  31
         E. Regular Broker-Dealers .......................................  31
VII.  Capital Stock and Other Securities .................................  31
VIII.    Purchase, Redemption and Pricing of Shares ......................  32
         A. Purchase, Redemption and Pricing of Shares ...................  32
         B. Offering Price ...............................................  33
IX.   Taxation of the Fund and Shareholders ..............................  34
X.    Underwriters .......................................................  36
XI.   Calculation of Performance Data ....................................  36
XII.  Financial Statements ...............................................  37

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" -- The Bank of New York.

     "Distributor" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" -- Morgan Stanley authorized financial services representatives.

     "Fund" -- Morgan Stanley Technology Fund, a registered open-end investment company.

     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Sub-Advisor" -- Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.


     "Transfer Agent" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 14, 2000, with the name Morgan Stanley Dean
Witter Technology Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Technology Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or a foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. These contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.


     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     Risks of Options Transactions. The successful use of options depends on the ability of the Sub-Advisor to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of

OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


     Stock Index Options.. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risk of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Sub-Advisor may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the

Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


     ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities puchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that holder (such as the Fund) of a zero coupon security accure a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or the Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing them.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded index funds ("ETFs"), which seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek long-term capital appreciation.

     The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in the technology industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or
         (e) lending portfolio securities.

     5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
         (c) by lending its portfolio securities.

     6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

     7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                POSITION(S)    LENGTH OF                                          COMPLEX             OTHER
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN       DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE        REGISTRANT     SERVED*               PAST 5 YEARS              BY TRUSTEE          BY TRUSTEE
------------------------------ ------------- ------------ ----------------------------------- -------------- -----------------------
Michael Bozic (61)             Trustee       Trustee      Retired; Director or Trustee of     129            Director of Weirton
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                       Steel Corporation.
Counsel to the Independent                   April 1994   the TCW/DW Term Trusts;
Trustees                                                  formerly Vice Chairman of Kmart
1675 Broadway                                             Corporation (December
New York, NY                                              1998-October 2000), Chairman
                                                          and Chief Executive Officer of
                                                          Levitz Furniture Corporation
                                                          (November 1995-November
                                                          1998) and President and Chief
                                                          Executive Officer of Hills
                                                          Department Stores (May
                                                          1991-July 1995); formerly
                                                          variously Chairman, Chief
                                                          Executive Officer, President and
                                                          Chief Operating Officer
                                                          (1987-1991) of the Sears
                                                          Merchandise Group of Sears,
                                                          Roebuck & Co.

Edwin J. Garn (70)             Trustee       Trustee      Director or Trustee of the Morgan   129            Director of Franklin
c/o Summit Ventures LLC                      since        Stanley Funds and the TCW/DW                       Covey (time
1 Utah Center                                January      Term Trusts; formerly United                       management systems),
201 S. Main Street                           1993         States Senator (R-Utah)                            BMW Bank of North
Salt Lake City, UT                                        (1974-1992) and Chairman,                          America, Inc.
                                                          Senate Banking Committee                           (industrial loan
                                                          (1980-1986); formerly Mayor of                     corporation), United
                                                          Salt Lake City, Utah (1971-1974);                  Space Alliance (joint
                                                          formerly Astronaut, Space                          venture between
                                                          Shuttle Discovery (April 12-19,                    Lockheed Martin and
                                                          1985); Vice Chairman, Huntsman                     the Boeing Company)
                                                          Corporation (chemical company);                    and Nuskin Asia
                                                          member of the Utah Regional                        Pacific (multilevel
                                                          Advisory Board of Pacific Corp.                    marketing); member of
                                                                                                             the board of various
                                                                                                             civic and charitable
                                                                                                             organizations.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                 POSITION(S)   LENGTH OF                                           COMPLEX           OTHER
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*               PAST 5 YEARS               BY TRUSTEE         BY TRUSTEE
------------------------------- ------------- ----------- ------------------------------------ -------------- ----------------------
Wayne E. Hedien (68)            Trustee       Trustee     Retired; Director or Trustee of      129            Director of The PMI
c/o Mayer, Brown, Rowe & Maw                  since       the Morgan Stanley Funds and                        Group Inc. (private
Counsel to the Independent                    September   the TCW/DW Term Trusts;                             mortgage insurance);
Trustees                                      1997        formerly associated with the                        Trustee and Vice
1675 Broadway                                             Allstate Companies (1966-1994),                     Chairman of The Field
New York, NY                                              most recently as Chairman of                        Museum of Natural
                                                          The Allstate Corporation (March                     History; director of
                                                          1993-December 1994) and                             various other business
                                                          Chairman and Chief Executive                        and charitable
                                                          Officer of its wholly-owned                         organizations.
                                                          subsidiary, Allstate Insurance
                                                          Company (July 1989-December
                                                          1994).

Dr. Manuel H. Johnson (53)      Trustee       Trustee    Chairman of the Audit Committee      129            Director of NVR, Inc.
c/o Johnson Smick                             since      and Director or Trustee of the                      (home construction);
International, Inc.                           July 1991  Morgan Stanley Funds and the                        Chairman and Trustee
1133 Connecticut Avenue, N.W.                            TCW/DW Term Trusts; Senior                          of the Financial
Washington, D.C.                                         Partner, Johnson Smick                              Accounting Foundation
                                                         International, Inc., a consulting                   (oversight organization
                                                         firm; Co-Chairman and a founder                     of the Financial
                                                         of the Group of Seven Council                       Accounting Standards
                                                         (G7C), an international economic                    Board).
                                                         commission; formerly Vice
                                                         Chairman of the Board of
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S. Treasury.

Michael E. Nugent (66)          Trustee       Trustee    Chairman of the Insurance            207            Director of various
c/o Triumph Capital, L.P.                     since      Committee and Director or                           business organizations.
237 Park Avenue                               July 1991  Trustee of the Morgan Stanley
New York, NY                                             Funds and the TCW/DW Term
                                                         Trusts; director/trustee of various
                                                         investment companies managed
                                                         by Morgan Stanley Investment
                                                         Management Inc. and Morgan
                                                         Stanley Investments LP (since
                                                         July 2001); General Partner,
                                                         Triumph Capital, L.P., a private
                                                         investment partnership; formerly
                                                         Vice President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.




     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                POSITION(S)    LENGTH OF                                            COMPLEX           OTHER
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*                PAST 5 YEARS               BY TRUSTEE         BY TRUSTEE
------------------------------ ------------- ------------- ----------------------------------- --------------- ---------------------
Charles A. Fiumefreddo (69)    Chairman      Trustee       Chairman and Director or             129            None
c/o Morgan Stanley Trust       and           since July    Trustee of the Morgan Stanley
Harborside Financial Center,   Trustee       1991          Funds and the TCW/DW Term
Plaza Two,                                                 Trusts; formerly Chairman, Chief
Jersey City, NJ                                            Executive Officer and Director of
                                                           the Investment Manager, the
                                                           Distributor and Morgan Stanley
                                                           Services, Executive Vice
                                                           President and Director of Morgan
                                                           Stanley DW, Chairman and
                                                           Director of the Transfer Agent
                                                           and Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries (until June 1998)
                                                           and Chief Executive Officer of
                                                           the Morgan Stanley Funds and
                                                           the TCW/DW Term Trusts (until
                                                           September 2002).

James F. Higgins (54)          Trustee       Trustee       Director or Trustee of the Morgan    129            None
c/o Morgan Stanley Trust                     since June    Stanley Funds and the TCW/DW
Harborside Financial Center,                 2000          Term Trusts (since June 2000);
Plaza Two,                                                 Senior Advisor of Morgan
Jersey City, NJ                                            Stanley (since August 2000);
                                                           Director of the Distributor and
                                                           Dean Witter Realty Inc.;
                                                           previously President and Chief
                                                           Operating Officer of the Private
                                                           Client Group of Morgan Stanley
                                                           (May 1999-August 2000),
                                                           President and Chief Operating
                                                           Officer of Individual Securities of
                                                           Morgan Stanley (February
                                                           1997-May 1999).

Philip J. Purcell (59)         Trustee       Trustee       Director or Trustee of the Morgan    129            Director of American
1585 Broadway                                since April   Stanley Funds and the TCW/DW                        Airlines, Inc. and
New York, NY                                 1994          Term Trusts; Chairman of the                        its parent company,
                                                           Board of Directors and Chief                        AMR Corporation.
                                                           Executive Officer of Morgan
                                                           Stanley and Morgan Stanley DW;
                                                           Director of the Distributor;
                                                           Chairman of the Board of
                                                           Directors and Chief Executive
                                                           Officer of Novus Credit Services
                                                           Inc.; Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries.




----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH            LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT          TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -------------------- ------------------------------------------------------
Mitchell M. Merin (49)         President and       President since      President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive     May 1999 and         Stanley Investment Management (since December
New York, NY                   Officer             Chief Executive      1998); President, Director (since April 1997) and
                                                   Officer since        Chief Executive Officer (since June 1998) of the
                                                   September 2002       Investment Manager and Morgan Stanley Services;
                                                                        Chairman, Chief Executive Officer and Director of the
                                                                        Distributor (since June 1998); Chairman (since June
                                                                        1998) and Director (since January 1998) of the
                                                                        Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) and Chief
                                                                        Executive Officer (since September 2002) of the
                                                                        Morgan Stanley Funds and TCW/DW Term Trusts;
                                                                        Trustee of various Van Kampen investment
                                                                        companies (since December 1999); previously Chief
                                                                        Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services and Executive Vice
                                                                        President of the Distributor (April 1997-June 1998),
                                                                        Vice President of the Morgan Stanley Funds (May
                                                                        1997-April 1999), and Executive Vice President of
                                                                        Morgan Stanley.

Barry Fink (47)                Vice President,     Since February       General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       1997                 Director (since December 2000) of Morgan Stanley
New York, NY                   General                                  Investment Management; Managing Director (since
                               Counsel                                  December 2000), and Secretary and General
                                                                        Counsel (since February 1997) and Director (since
                                                                        July 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Assistant Secretary of Morgan
                                                                        Stanley DW; Vice President, Secretary and General
                                                                        Counsel of the Morgan Stanley Funds and TCW/DW
                                                                        Term Trusts; Vice President and Secretary of the
                                                                        Distributor; previously, Senior Vice President,
                                                                        Assistant Secretary and Assistant General Counsel
                                                                        of the Investment Manager and Morgan Stanley
                                                                        Services.

Thomas F. Caloia (56)          Treasurer           Since April 1989     First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan
Harborside Financial Center,                                            Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                                                              Funds.
Jersey City, NJ

Ronald E. Robison (63)         Vice President      Since October 1998   Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                             Director (since February 1999) of the Investment
New York, NY                                                            Manager and Morgan Stanley Services and Chief
                                                                        Executive Officer and Director of the Transfer Agent;
                                                                        previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since July 1995      Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                             the Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments
                                                                        LP; Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President      Since September      Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           2002                 Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center    Financial Officer                        Trusts (since September 2002); Executive Director of
Plaza Two,                                                              the Investment Manager and Morgan Stanley
Jersey City, NJ                                                         Services (since December 2001). Formerly, Vice
                                                                        President of the Investment Manager and Morgan
                                                                        Stanley Services (August 2000-November 2001),
                                                                        Senior Manager at PricewaterhouseCoopers LLP
                                                                        (January 1998-August 2000) and Associate-Fund
                                                                        Administration at BlackRock Financial Management
                                                                        (July 1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services,

Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.






                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                 None                                        over $100,000
Edwin J. Garn                                 None                                        over $100,000
Wayne E. Hedien                               None                                        over $100,000
Dr. Manuel H. Johnson                         None                                        over $100,000
Michael E. Nugent                             None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                 $10,001 - $50,000                                  over $100,000
James F. Higgins                       $10,001 - $50,000                                  over $100,000
Philip J. Purcell                             None                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees, including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended August 31, 2002, the Audit Committee held ten meetings.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended August 31, 2002, the Derivatives Committee held three meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2002, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES
FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2002:

                               FUND COMPENSATION


                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
---------------                     -------------
Michael Bozic ..................       $1,700
Edwin J. Garn ..................        1,700
Wayne E. Hedien ................        1,700
Dr. Manuel H. Johnson ..........        2,450
Michael E. Nugent ..............        2,200
Charles A. Fiumefreddo .........        2,726

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                      TOTAL CASH
                                     COMPENSATION
                                     FOR SERVICES
                                         TO 97
                                    MORGAN STANLEY
                                         FUNDS
                                    AND OTHER FUNDS
                                        IN THE
NAME OF INDEPENDENT TRUSTEE          FUND COMPLEX
---------------------------          ------------
Michael Bozic ..................       $150,150
Edwin J. Garn ..................        150,150
Wayne E. Hedien ................        150,100
Dr. Manuel H. Johnson ..........        219,900
Michael E. Nugent ..............        228,362
Charles A. Fiumefreddo .........        360,000

     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
                                     RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
---------------------------         ------------       ------------        -----         --------
Michael Bozic .................          10                60.44%         $21,395         $48,443
Edwin J. Garn .................          10                60.44           33,443          49,121
Wayne E. Hedien ...............           9                51.37           44,952          41,437
Dr. Manuel H. Johnson .........          10                60.44           22,022          72,014
Michael E. Nugent .............          10                60.44           38,472          64,157



----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of October 10, 2002: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090 - 66.39%. The following owned 5% or more of the outstanding shares of Class D of the Fund as of October 10, 2002: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090 - 7.57%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The Sub-Advisor is Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and Morgan Stanley Dean Witter Investment Management Inc., the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to issuers and to manage the Fund's portfolio. As compensation for its service, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


     For the period October 27, 2000 (commencement of operations) through August 31, 2001 and for the fiscal year ended August 31, 2002, the Investment Manager accrued total compensation under the Investment Management Agreement in the amounts of $7,549,331 and $4,793,786, respectively, of which $3,019,732 and $1,917,514, respectively, were paid to the Sub-Advisor.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's affairs, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Advisor under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs for the period October 27, 2000 (commencement of operations) through August 31, 2001 and for the fiscal year ended August 31, 2002, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts):

                                                FOR THE PERIOD
                                               OCTOBER 27, 2000
                            2002              - AUGUST 31, 2001
                  ------------------------ ------------------------
Class A ......... FSCs:(1)    $  171,797   FSCs:(1)    $3,133,706
                  CDSCs:      $    4,055   CDSCs:      $   58,045
Class B ......... CDSCs:      $2,041,190   CDSCs:      $2,063,864
Class C ......... CDSCs:      $   41,158   CDSCs:      $  162,078


----------
(1)   FSCs apply to Class A only.




     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August 31, 2002, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $90,563, $3,660,883 and $576,545, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $69,062,571 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 8.04% ($5,551,988)-advertising and promotional expenses; (ii) 0.04% ($26,304)-printing of prospectuses for distribution to other than current shareholders; and (iii) 91.92% ($63,484,279)-other expenses, including the gross sales credit and the carrying charge, of which 5.26% ($3,341,925) represents carrying charges, 39.22% ($24,898,935) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 55.52% ($35,243,419) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2002, were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $55,451,742 as of August 31, 2002 (the end of the Fund's fiscal year), which was equal to 27.01% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, the Sub-Advisor Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund

(as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte and Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor, and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and/or the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the period October 27, 2000 (commencement of operations) through August 31, 2001 and the fiscal year ended August 31, 2002, the Fund paid a total of $2,059,372 and $2,082,289, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the period October 27, 2000 (commencement of operations) through August 31, 2001 and the fiscal year ended August 31, 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the period October 27, 2000 through August 31, 2001 and the fiscal year ended August 31, 2002, the Fund paid no brokerage commissions to Morgan Stanley DW.

     During the period October 27, 2000 through August 31, 2001 and the fiscal year ended August 31, 2002, the Fund paid a total of $0 and $5,785, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended August 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.28% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.33% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisor and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2002, the Fund paid $1,960,084 in brokerage commissions in connection with transactions in the aggregate amount of $693,128,570 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2002, the Fund purchased securities issued by Prudential Securities Inc., which issuer was among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period. At August 31, 2002, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended August 31, 2002 and for the period October 27, 2000 (commencement of operations) through August 31, 2002 were as follows:
Class A: -50.09% and -59.79%, respectively; Class B: -50.32% and -59.83%, respectively; Class C: -48.50% and -59.05%, respectively; and Class D: -47.06% and -58.48%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended August 31, 2002 and for the period October 27, 2000 through August 31, 2002 were as follows: Class A: -47.33% and -58.59%, respectively; Class B: -47.71% and -58.93%, respectively; Class C: -47.98% and -59.05%, respectively; and Class D: -47.06% and -58.48%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended August 31, 2002 and for the period October 27, 2000 through August 31, 2002 were as follows: Class A: -47.33% and -80.30%, respectively; Class B:
-47.71% and -80.60%, respectively; Class C: -47.98% and -80.70%, respectively; and Class D: -47.60% and -80.20%, respectively.

     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at August 31, 2002.

                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
CLASS                  DATE       $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........    10/27/00     $1,867       $9,456     $19,109
Class B .........    10/27/00     $1,940       $9,700     $19,400
Class C .........    10/27/00     $1,930       $9,650     $19,300
Class D .........    10/27/00     $1,980       $9,900     $19,800


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year and the life of the Fund periods ended August 31, 2002 were -50.32% and -59.83%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year and the life of the Fund periods ended August 31, 2002 were -30.90% and -43.52%, respectively.



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The Financial Statements of the Fund for the fiscal year ended August 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *



     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2002





  NUMBER OF
   SHARES                                                           VALUE
--------------------------------------------------------------------------------
                       Common Stocks (100.0%)
                       Biotechnology (7.2%)
   98,432              Amgen Inc.* .......................   $  4,432,393
  351,524              Bruker Daltonics, Inc.* ...........      1,627,556
   89,793              Celgene Corp.* ....................      1,560,602
  311,600              Exelixis, Inc.* ...................      1,539,304
  127,470              Gilead Sciences, Inc.* ............      4,089,238
   84,986              IDEC Pharmaceuticals Corp.*........      3,414,738
   23,700              MedImmune, Inc.* ..................        608,142
   30,000              Millennium Pharmaceuticals,
                         Inc.* ...........................        367,800
  107,493              Regeneron Pharmaceuticals, Inc.* ..      1,660,767
                                                             ------------
                                                               19,300,540
                                                             ------------
                       Computer Communications (10.3%)
  160,224              Brocade Communications
                         Systems, Inc.* ..................      2,318,441
1,167,750              Cisco Systems, Inc.* ..............     16,138,305
  231,961              Emulex Corp.* .....................      3,915,502
  234,324              Extreme Networks, Inc.* ...........      2,209,675
  686,536              Finisar Corp.* ....................        946,733
   54,000              Juniper Networks, Inc.* ...........        392,580
  130,200              McDATA Corp. (Class A)* ...........      1,246,014
  398,514              Redback Networks Inc.* ............        406,484
                                                             ------------
                                                               27,573,734
                                                             ------------
                       Computer Peripherals (6.4%)
  813,114              EMC Corp.* ........................      5,496,651
  407,380              Network Appliance, Inc.* ..........      3,886,405
  225,026              QLogic Corp.* .....................      7,549,622
                                                             ------------
                                                               16,932,678
                                                             ------------
                       Computer Processing Hardware (4.6%)
  276,629              Dell Computer Corp.* ..............      7,363,864
1,328,063              Sun Microsystems, Inc.* ...........      4,900,552
                                                             ------------
                                                               12,264,416
                                                             ------------
                       Data Processing Services (4.3%)
   61,496              Affiliated Computer Services,
                       Inc. (Class A)* ...................      2,736,572
   44,100              BISYS Group, Inc. (The)* ..........      1,123,668
  372,400              Concord EFS, Inc.* ................      7,600,684
                                                             ------------
                                                               11,460,924
                                                             ------------

  NUMBER OF
   SHARES                                                           VALUE
--------------------------------------------------------------------------------
                       Electronic Distributors (0.2%)
    9,750              CDW Computer Center, Inc.*.........   $    418,470
                                                             ------------
                       Electronic Components (6.3%)
   21,500              Amphenol Corp. (Class A)* .........        834,630
  217,881              Flextronics International, Ltd.
                       (Singapore)* ......................      2,063,333
   85,200              Jabil Circuit, Inc.* ..............      1,594,092
1,162,462              Kopin Corp.* ......................      7,218,889
  315,650              SanDisk Corp.* ....................      5,116,687
                                                             ------------
                                                               16,827,631
                                                             ------------
                       Electronic Production Equipment (3.3%)
  217,900              Applied Materials, Inc.* ..........      2,911,144
   49,876              Celestica Inc.* ...................      1,145,652
   51,300              Cymer, Inc.* ......................      1,241,460
   36,895              KLA-Tencor Corp.* .................      1,212,739
   98,441              Novellus Systems, Inc.* ...........      2,407,867
                                                             ------------
                                                                8,918,862
                                                             ------------
                       Financial Publishing/Services (0.5%)
   55,300              Sungard Data Systems Inc.*.........      1,363,145
                                                             ------------
                       Information Technology Services (0.3%)
   18,000              Electronic Data Systems Corp.              724,680
                                                             ------------
                       Internet Software/Services (2.2%)
  244,667              Ariba, Inc.* ......................        538,267
  334,373              BEA Systems, Inc.* ................      2,043,019
   56,516              Check Point Software
                       Technologies Ltd. (Israel)*........        946,700
1,644,392              Vignette Corp.* ...................      1,463,509
   96,179              Yahoo! Inc.* ......................        989,682
                                                             ------------
                                                                5,981,177
                                                             ------------
                       Other Consumer Services (0.3%)
   16,950              Apollo Group, Inc. (Class A)*......        709,019
                                                             ------------
                       Packaged Software (22.4%)
  104,015              Adobe Systems, Inc. ...............      2,090,702
  205,000              Computer Associates
                       International, Inc. ...............      2,296,000
  346,080              Informatica Corp.* ................      1,585,046
  179,981              Intuit Inc.* ......................      8,032,552


                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2002 CONTINUED





  NUMBER OF
   SHARES                                                        VALUE
--------------------------------------------------------------------------------
  120,792              Mercury Interactive Corp.* ........   $  3,069,325
  430,952              Microsoft Corp.* ..................     21,151,124
  492,799              Oracle Corp.* .....................      4,725,942
  274,285              Quest Software, Inc.* .............      2,841,593
  234,450              Rational Software Corp.* ..........      1,594,260
   56,189              SAP AG (ADR) (Germany) ............      1,081,638
  128,944              Symantec Corp.* ...................      3,687,798
  513,218              TIBCO Software Inc.* ..............      2,160,648
  342,152              VERITAS Software Corp.* ...........      5,539,441
                                                             ------------
                                                               59,856,069
                                                             ------------
                       Semiconductors (25.0%)
  340,237              Agere Systems, Inc. (Class A)* ....        540,977
  452,071              Altera Corp.* .....................      4,841,680
  128,538              Analog Devices, Inc.* .............      3,097,766
   69,786              Broadcom Corp. (Class A)* .........      1,150,771
  665,528              Conexant Systems, Inc.* ...........        984,981
   95,700              Cypress Semiconductor Corp.* ......      1,007,721
  323,939              Integrated Device Technology,
                         Inc.* ...........................      4,285,713
  830,617              Intel Corp. .......................     13,846,385
  449,545              Intersil Corp. (Class A)* .........      7,606,301
  130,450              Linear Technology Corp. ...........      3,420,399
  363,532              LSI Logic Corp.* ..................      2,664,690
  293,600              Marvell Technology Group Ltd.
                       (Bermuda)* ........................      5,596,016
   71,900              Maxim Integrated Products,
                       Inc.* .............................      2,272,759
  128,785              Micrel, Inc.* .....................      1,423,074
  283,828              Skyworks Solutions, Inc.* .........      1,192,078
  325,020              Texas Instruments, Inc. ...........      6,402,894
  437,800              TranSwitch Corp.* .................        288,948
  277,473              TriQuint Semiconductor, Inc.*......      1,470,607
  681,040              Vitesse Semiconductor Corp.* ......        905,783
  173,725              Xilinx, Inc.* .....................      3,356,367
                                                             ------------
                                                               66,355,910
                                                             ------------
                       Telecommunication Equipment (6.5%)
  411,700              Lucent Technologies Inc.* .........        712,241
  662,950              Motorola, Inc. ....................      7,955,400
  735,600              Nortel Networks Corp. (Canada)* ...        772,380


  NUMBER OF
   SHARES                                                        VALUE
--------------------------------------------------------------------------------
   73,900              Powerwave Technologies, Inc.* .....   $    458,180
  219,723              QUALCOMM Inc.* ....................      6,088,524
  167,800              RF Micro Devices, Inc.* ...........      1,122,582
  215,481              Sonus Networks Inc.* ..............        162,042
                                                             ------------
                                                               17,271,349
                                                             ------------
                       Wireless Telecommunications (0.2%)
  128,900              AT&T Wireless Services Inc.*.......        636,766
                                                             ------------
                       Total Common Stocks
                       (Cost $478,761,635)................    266,595,370
                                                             ------------




 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
             Short-Term Investment (0.1%)
             Repurchase Agreement
    $266     Joint repurchase agreement
             account 1.875% due
             09/03/02 (dated 08/30/02;
             proceeds $266,055) (a)
             (Cost $266,000)................      266,000
                                                  -------
Total Investments
(Cost $479,027,635) (b).........   100.1%     266,861,370
Liabilities in Excess of Other
Assets .........................   ( 0.1)        (172,218)
                                   -----      -----------
Net Assets .....................   100.0%    $266,689,152
                                   =====     ============

---------------------------
 ADR  American Depository Receipt.
 *    Non-income producing security.
 (a)  Collateralized by federal agency and U.S. Treasury obligations.
 (b) The aggregate cost for federal income tax purposes is $549,332,987. The aggregate gross unrealized appreciation is $3,351,255 and the aggregate gross unrealized depreciation is $285,822,872, resulting in net unrealized depreciation of $282,471,617.



                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002





Assets:
Investments in securities, at value
 (cost $479,027,635)..............................................    $  266,861,370
Cash .............................................................            80,086
Receivable for:
  Investments sold ...............................................         1,330,802
  Shares of beneficial interest sold .............................           248,035
  Dividends ......................................................            16,612
Prepaid expenses and other assets ................................            58,717
                                                                      --------------
  Total Assets ...................................................       268,595,622
                                                                      --------------
Liabilities:
Payable for:
  Investments purchased ..........................................         1,088,873
  Shares of beneficial interest redeemed .........................           246,926
  Investment management fee ......................................           235,063
  Distribution fee ...............................................           213,658
Accrued expenses and other payables ..............................           121,950
Contingencies (Note 7) ...........................................                 -
                                                                      --------------
  Total Liabilities ..............................................         1,906,470
                                                                      --------------
  Net Assets .....................................................    $  266,689,152
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $1,423,748,885
Net unrealized depreciation ......................................      (212,166,265)
Accumulated net realized loss ....................................      (944,893,468)
                                                                      --------------
  Net Assets .....................................................    $  266,689,152
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $   20,302,484
Shares Outstanding (unlimited authorized, $.01 par value).........        10,297,781
  Net Asset Value Per Share ......................................    $         1.97
                                                                      ==============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $         2.08
                                                                      ==============
Class B Shares:
Net Assets .......................................................    $  205,337,905
Shares Outstanding (unlimited authorized, $.01 par value).........       105,663,274
  Net Asset Value Per Share ......................................    $         1.94
                                                                      ==============
Class C Shares:
Net Assets .......................................................    $   31,959,772
Shares Outstanding (unlimited authorized, $.01 par value).........        16,531,943
  Net Asset Value Per Share ......................................    $         1.93
                                                                      ==============
Class D Shares:
Net Assets .......................................................    $    9,088,991
Shares Outstanding (unlimited authorized, $.01 par value).........         4,592,036
  Net Asset Value Per Share ......................................    $         1.98
                                                                      ==============



                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL STATEMENTS CONTINUED



STATEMENT OF OPERATIONS
For the year ended August 31, 2002




Net Investment Loss:
Income
Dividends (net of $5,617 foreign withholding tax).........     $      306,182
Interest .................................................            210,464
                                                               --------------
  Total Income ...........................................            516,646
                                                               --------------
Expenses
Investment management fee ................................          4,793,786
Distribution fee (Class A shares) ........................             90,563
Distribution fee (Class B shares) ........................          3,660,833
Distribution fee (Class C shares) ........................            576,545
Transfer agent fees and expenses .........................          2,003,910
Registration fees ........................................            175,016
Shareholder reports and notices ..........................            112,214
Custodian fees ...........................................             46,478
Professional fees ........................................             43,223
Offering costs ...........................................             25,955
Trustees' fees and expenses ..............................              7,527
Other ....................................................             13,688
                                                               --------------
  Total Expenses .........................................         11,549,738
                                                               --------------
  Net Investment Loss ....................................        (11,033,092)
                                                               --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss ........................................       (408,037,298)
Net change in unrealized depreciation ....................        158,223,428
                                                               --------------
  Net Loss ...............................................       (249,813,870)
                                                               --------------
Net Decrease .............................................     $ (260,846,962)
                                                               ==============



                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL STATEMENTS CONTINUED


STATEMENT OF CHANGES IN NET ASSETS






                                                                                                FOR THE PERIOD
                                                                               FOR THE YEAR    OCTOBER 27, 2000*
                                                                                  ENDED             THROUGH
                                                                             AUGUST 31, 2002    AUGUST 31, 2001
                                                                            ----------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .......................................................   $(11,033,092)     $ (13,414,326)
Net realized loss .........................................................   (408,037,298)      (536,856,170)
Net change in unrealized depreciation .....................................    158,223,428       (370,389,693)
                                                                              ------------      --------------
  Net Decrease ............................................................   (260,846,962)      (920,660,189)
Net increase (decrease) from transactions in shares of beneficial interest     (51,706,927)     1,499,803,230
                                                                              ------------      --------------
  Net Increase (Decrease) .................................................   (312,553,889)       579,143,041
Net Assets:
Beginning of period .......................................................    579,243,041            100,000
                                                                              ------------      --------------
End of Period .............................................................   $266,689,152      $ 579,243,041
                                                                              ============      =============



------------
*     Commencement of operations.



                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002


1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Technology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies of any asset size engaged in technology and technology-related industries. The Fund was organized as a Massachusetts business trust on June 14, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on October 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of

MORGAN STANLEY TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 CONTINUED


purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of $162,490 which was reimbursed by the Fund for the full amount thereof. Such expenses had been deferred and were fully amortized as of October 27, 2001.

MORGAN STANLEY TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 CONTINUED



2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B
- 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $55,451,742 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

MORGAN STANLEY TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 CONTINUED


shares of $4,055, $2,041,190 and $41,158, respectively and received $171,797 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2002 aggregated $457,474,671, and $513,969,869, respectively.

For the year ended August 31, 2002, the Fund incurred $5,785 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $14,200.

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:




                                                                             FOR THE PERIOD
                                             FOR THE YEAR                   OCTOBER 27, 2000*
                                                ENDED                            THROUGH
                                           AUGUST 31, 2002                   AUGUST 31, 2001
                                   -------------------------------- ----------------------------------
                                        SHARES          AMOUNT            SHARES            AMOUNT
                                   --------------- ----------------  ---------------- -----------------
CLASS A SHARES
Sold .............................     3,093,502    $    9,766,147       26,826,810    $  246,814,946
Redeemed .........................    (5,280,732)      (17,450,389)     (14,344,299)     (115,144,357)
                                      ----------    --------------      -----------    --------------
Net increase (decrease) - Class A     (2,187,230)       (7,684,242)      12,482,511       131,670,589
                                      ----------    --------------      -----------    --------------
CLASS B SHARES
Sold .............................    28,876,946        95,755,441      140,771,308     1,228,875,522
Redeemed .........................   (39,915,573)     (122,157,534)     (24,071,907)     (129,843,884)
                                     -----------    --------------      -----------    --------------
Net increase (decrease) - Class B    (11,038,627)      (26,402,093)     116,699,401     1,099,031,638
                                     -----------    --------------      -----------    --------------
CLASS C SHARES
Sold .............................     3,635,631        11,409,732       25,104,740       226,471,270
Redeemed .........................    (6,793,756)      (21,736,036)      (5,417,172)      (30,958,980)
                                     -----------    --------------      -----------    --------------
Net increase (decrease) - Class C     (3,158,125)      (10,326,304)      19,687,568       195,512,290
                                     -----------    --------------      -----------    --------------
CLASS D SHARES
Sold .............................     1,790,179         5,633,253       10,701,853        94,621,295
Redeemed .........................    (4,176,572)      (12,927,541)      (3,725,924)      (21,032,582)
                                     -----------    --------------      -----------    --------------
Net increase (decrease) - Class D     (2,386,393)       (7,294,288)       6,975,929        73,588,713
                                     -----------    --------------      -----------    --------------
Net increase (decrease) in Fund ..   (18,770,375)   $  (51,706,927)     155,845,409    $1,499,803,230
                                     ===========    ==============      ===========    ==============



------------
*     Commencement of operations.

MORGAN STANLEY TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2002 CONTINUED


6. FEDERAL INCOME TAX STATUS
At August 31, 2002, the Fund had a net capital loss carryover of approximately $562,409,000 which will be available through August 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $316,003,000 during fiscal 2002.

At August 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $11,033,092.

7. LITIGATION
Beginning July 31, 2002, several purported class action complaints were filed against Morgan Stanley, the Morgan Stanley Technology Fund, Morgan Stanley Investment Management, Inc. and certain subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of the Technology Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business, and that the desire to obtain investment banking business influenced decisions by the Fund manager.

The Fund and Morgan Stanley believe these lawsuits have no merit.

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                            FOR THE PERIOD
                                                         FOR THE YEAR      OCTOBER 27, 2000*
                                                            ENDED               THROUGH
                                                       AUGUST 31, 2002      AUGUST 31, 2001
                                                      -----------------   ------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period . ............        $  3.74              $ 10.00
                                                           -------              -------
Loss from investment operations:
 Net investment loss[+/+]  ........................         (0.05)               (0.05)
 Net realized and unrealized loss . ...............         (1.72)               (6.21)
                                                           -------              -------
Total loss from investment operations .............         (1.77)               (6.26)
                                                           -------              -------
Net asset value, end of period ....................        $  1.97              $  3.74
                                                           =======              =======
Total Return+  ....................................         (47.33)%             (62.60)%(1)
Ratios to Average Net Assets(3):
Expenses . ........................................           1.76 %               1.54 %(2)
Net investment loss . .............................          (1.65)%              (1.11)%(2)
Supplemental Data:
Net assets, end of period, in thousands . .........        $20,302              $46,680
Portfolio turnover rate . .........................            100 %                 95 %(1)



-----------
  *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                            FOR THE PERIOD
                                                         FOR THE YEAR      OCTOBER 27, 2000*
                                                            ENDED               THROUGH
                                                       AUGUST 31, 2002      AUGUST 31, 2001
                                                      -----------------   ------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ..............        $   3.71             $  10.00
                                                           --------             --------
Loss from investment operations:
 Net investment loss[+/+]..........................          (0.08)               (0.09)
 Net realized and unrealized loss .................          (1.69)               (6.20)
                                                           --------             --------
Total loss from investment operations .............          (1.77)               (6.29)
                                                           --------             --------
Net asset value, end of period ....................           $1.94                $3.71
                                                           ========             ========
Total Return+  ....................................          (47.71)%             (62.90)%(1)
Ratios to Average Net Assets(3):
Expenses . ........................................            2.51 %               2.32 %(2)
Net investment loss . .............................           (2.40)%              (1.89)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........        $205,338             $433,330
Portfolio turnover rate . .........................             100 %                 95 %(1)



-----------
 *     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS CONTINUED






                                                                            FOR THE PERIOD
                                                         FOR THE YEAR      OCTOBER 27, 2000*
                                                            ENDED               THROUGH
                                                       AUGUST 31, 2002      AUGUST 31, 2001
                                                      -----------------   ------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..............        $  3.71              $ 10.00
                                                           -------              -------
Loss from investment operations:
 Net investment loss[+/+]  ........................         (0.08)               (0.09)
 Net realized and unrealized loss .................         (1.70)               (6.20)
                                                           -------              -------
Total loss from investment operations .............         (1.78)               (6.29)
                                                           -------              -------
Net asset value, end of period ....................        $  1.93              $  3.71
                                                           =======              =======
Total Return+  ....................................         (47.98)%             (62.90)%(1)
Ratios to Average Net Assets(3):
Expenses ..........................................           2.51 %               2.32 %(2)
Net investment loss ...............................          (2.40)%              (1.89)%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........        $31,960              $73,111
Portfolio turnover rate ...........................            100 %                 95 %(1)



-----------
  *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS CONTINUED






                                                                          FOR THE PERIOD
                                                       FOR THE YEAR      OCTOBER 27, 2000*
                                                          ENDED               THROUGH
                                                     AUGUST 31, 2002      AUGUST 31, 2001
                                                    -----------------   ------------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ............        $  3.74              $ 10.00
                                                         -------              -------
Loss from investment operations:
 Net investment loss[+/+]  ......................         (0.05)               (0.05)
 Net realized and unrealized loss ...............         (1.71)               (6.21)
                                                         -------              -------
Total loss from investment operations ...........         (1.76)               (6.26)
                                                         -------              -------
Net asset value, end of period ..................        $  1.98              $  3.74
                                                         =======              =======
Total Return+ ...................................         (47.06)%             (62.60)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................           1.51 %               1.32 %(2)
Net investment loss .............................          (1.40)%              (0.89)%(2)
Supplemental Data:
Net assets, end of period, in thousands .........        $ 9,089              $26,122
Portfolio turnover rate .........................            100 %                 95 %(1)



-----------
  *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       51

MORGAN STANLEY TECHNOLOGY FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY TECHNOLOGY FUND:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Technology Fund (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period October 27, 2000 (commencement of operations) through August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Technology Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period October 27, 2000 (commencement of operations) through August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2002

                        MORGAN STANLEY INFORMATION FUND

                                    PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, dated May 30, 2003, which was filed electronically pursuant to Regulation S-T on May 30, 2003 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-8916 and 33-87472).

ITEM 16. EXHIBITS

(1) Declaration of Trust of the Registrant, dated December 7, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 25, 1999; Amendment to the Declaration of Trust, dated August 15, 1995, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 25, 1999; Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on July 14, 1997; Amendment to the Declaration of Trust, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 29, 1998; and Amendment to the Declaration of Trust, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on May 29, 2002.

(2) Amended and Restated By-Laws of the Registrant, dated as of April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 30, 2003.

(3)  Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)  Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 2000, is incorporated herein by reference to Exhibit 4 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on May 30, 2000.

(7) (a) Amended Multi-Class Distribution Agreement between Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 29, 1998.

     (b) Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated November 28, 1995, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on September 22, 1995.

     (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 25, 1999.

(8)  Not Applicable


(9) (a) Custody Agreement between the Registrant and JPMorgan Chase Bank is incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on September 22, 1995; Amendment to the Custody Agreement between JPMorgan Chase Bank and the Registrant is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on May 29, 2002.

     (b) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on May 30, 2001.

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc. is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on July 14, 1997.

     (b) Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 30, 2001.

(11) (a)  Opinion and consent of Mayer, Brown, Rowe & Maw, filed herein.

     (b)  Opinion and consent of Dechert LLP, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters, filed herein.

(13) Amended Services Agreement, dated June 22, 1998, is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on May 30, 2000.

(14) Consent of Independent Auditors, filed herein.

(15) Not Applicable.

(16) Not Applicable.

(17) Form of Proxy.

ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 4th day of June, 2003.


                             MORGAN STANLEY INFORMATION FUND

                             By: /s/ Barry Fink
                                .......................................
                                Barry Fink
                                Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated

           SIGNATURE                       TITLE                      DATE
           ---------                       -----                      ----

1. Principal Executive Officer

  /s/ Ronald E. Robison          Executive Vice President and     June 4, 2003
  ...........................    Principal Executive Officer
  Ronald E. Robison

2. Principal Financial Officer
                                                                  June 4, 2003
  /s/ Francis Smith              Chief Financial Officer
  ...........................
  Francis Smith

3. Majority of the Trustees

  /s/ Charles A. Fiumefreddo     Trustee and Chairman             June 4, 2003
  ...........................
  Charles A. Fiumefreddo

  /s/ Michael Bozic              Trustee                          June 4, 2003
  ...........................
  Michael Bozic

  /s/ Edwin J. Garn              Trustee                          June 4, 2003
  ...........................
  Edwin J. Garn

  /s/ Wayne E. Hedien            Trustee                          June 4, 2003
  ...........................
  Wayne E. Hedien

  /s/ James F. Higgins           Trustee                          June 4, 2003
  ...........................
  James F. Higgins

  /s/ Manuel H. Johnson          Trustee                          June 4, 2003
  ...........................
  Manuel H. Johnson

           SIGNATURE                       TITLE                      DATE
           ---------                       -----                      ----
  /s/ Philip J. Purcell          Trustee                          June 4, 2003
  ...........................
  Philip J. Purcell

  /s/ Michael E. Nugent          Trustee                          June 4, 2003
  ...........................
  Michael E. Nugent